As filed with the U.S. Securities and Exchange Commission on April 24, 2018
Registration No. 333-221236

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-8329
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 1 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 65 [X]
John Hancock Life Insurance Company of New York Separate Account B
(Exact Name of Registrant)
John Hancock Life Insurance Company of New York
(Name of Depositor)
197 Clarendon Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company of New York
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X ] on April 30, 2018 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 30, 2018
for interests in
John Hancock Life Insurance Company of New York Separate Account B
Interests are made available under
Protection Variable Universal Life 2017
a flexible premium variable universal life insurance policy
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
The policy provides a fixed account option with fixed rates of return declared by John Hancock NY and the following variable investment accounts:
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Equity Index
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market
Total Stock Market Index
Ultra Short Term Bond
Utilities
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:
•	Starting on the next page is a Table of Contents for this prospectus.
•	The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
•	Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
•	Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock NY and the Separate Account, personalized illustrations and other information can be obtained.
Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock NY representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
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SUMMARY OF BENEFITS AND RISKS
The nature of the policy
The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment accounts that you choose. The amount we pay to the policy’s beneficiary on the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.
The policy comes with a Death Benefit Protection feature, which will protect your policy from lapsing so long as the Death Benefit Protection Value minus policy debt is greater than zero (see “Death Benefit Protection”). However, if your policy debt is greater than your policy value, the Death Benefit Protection will not prevent your policy from going into default. Thus, if your goal is to maximize the protection under the Death Benefit Protection feature, you may wish to minimize the amount you borrow from the policy.
Beginning in policy year six, we will calculate a Policy Credit to be applied to your policy value on each monthly deduction date. The Policy Credit is designed to help improve the long-term performance of your policy. The value of the Policy Credit applied to your policy is affected by the amounts and timing of the premiums that you pay into the policy, and how well the investment options you select perform.
You should discuss your priorities for this policy with your registered representative.
Summary of policy benefits
Death benefit
When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:
•	Option 1 - The death benefit will equal the greater of (1) the Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
•	Option 2 - The death benefit will equal the greater of (1) the Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
Variable investment accounts
The policy offers a number of variable investment accounts, as listed on page 1 of this prospectus. These variable investment accounts are subaccounts of John Hancock Life Insurance Company of New York Separate Account B (“Separate Account”), a separate account operated by us under New York law. The variable investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those variable investment accounts operate like publicly traded mutual funds, there are important differences between the variable investment accounts and publicly traded mutual funds. You can transfer money from one variable investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.
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Surrender of the policy
You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.
If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:
•	the amount you invested,
•	plus any gain or minus any loss of the investment experience of the variable investment accounts you’ve chosen,
•	plus any amounts credited or applied to your policy value,
•	minus all charges we deduct, and
•	minus all withdrawals you have made.
If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).
Withdrawals
After the first policy year, you may make a withdrawal of part of your net cash surrender value. Generally, each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal and any surrender charge that then applies. A withdrawal may also reduce the Face Amount (see “Surrender and withdrawals— Withdrawals”). We reserve the right to refuse any withdrawal that would cause the Face Amount to fall below $50,000. Withdrawals will reduce your Policy Credit Measure; this means a withdrawal may reduce the amount of Policy Credit you receive over the long term (see “Policy Credit”). Withdrawals will also reduce the Death Benefit Protection Value; this means the Death Benefit Protection feature would be more likely to go into default (see “Death Benefit Protection”).
Policy loans
If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.
Policy Credit
Beginning in policy year six, we will calculate a Policy Credit to be applied to your policy value on each monthly deduction date (see “Policy Credit”). The Policy Credit is designed to help improve the long-term performance of your policy. The value of the Policy Credit applied to your policy is affected by the amounts and timing of the premiums that you pay into the policy, and how well the variable investment accounts you select perform. Many factors, including loans, withdrawals, and other changes you make to the policy, may impact the amount of Policy Credit, if any, applied to your policy value. You can see the effect that these factors have on the policy value by requesting an illustration at various assumptions.
Optional supplementary benefit riders
When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations—Optional supplementary benefit riders you can add”).
Summary of policy risks
Lapse risk
A policy will go into default if on any monthly deduction date the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due and the Death Benefit Protection feature is in default (i.e. “lapse”).
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This can happen because you haven't paid enough premium, because the investment performance of the variable investment accounts you’ve chosen has been poor, or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in force. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions (see “Lapse and reinstatement”).
Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.
Investment risk
As mentioned above, the investment performance of any variable investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the variable investment accounts you’ve chosen. Some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.
Transfer risk
There is a risk that you will not be able to transfer your policy value from one variable investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment accounts. If you purchase the Long-Term Care Rider, while benefits are being paid under that rider you will be subject to special transfer restrictions (see “Optional supplementary benefit riders you can add”).
Early surrender risk
There are surrender charges assessed if you surrender your policy in the first ten policy years. Surrender charges may also apply to a Face Amount decrease (see “The death benefit—Requesting a decrease in coverage”). Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the variable investment accounts or between the variable investment accounts and any available fixed account. The policy is also not designed to accommodate trading that result in transfers that are large in relation to the total assets of the underlying portfolio.
To discourage market timing and disruptive trading activity, we impose restrictions (see “Market timing and disruptive trading practices”) on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”).
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Tax risks
Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Rider, please see the section of the prospectus entitled “Tax considerations” for a description of certain tax risks associated with that rider.
In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would
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be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.
There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.
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FEE TABLES
This section contains tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the maximum charge, the minimum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.
The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, lapse the policy, reduce the Face Amount, or transfer policy value between variable investment accounts. A portion of the premium charge is used to cover premium taxes. Currently, the premium tax in New York is 0.7% of each premium payment.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium charge	Upon payment of premium	18% of each premium paid
Surrender charge(1)	Upon surrender, policy lapse or any reduction in Face Amount
Maximum charge		$49.00 per $1,000 of Face Amount
Minimum charge		$1.72 per $1,000 of Face Amount
Charge for representative insured person		$31.27 per $1,000 of Face Amount
Transfer fee	Upon each transfer into or out of a variable investment account beyond an annual limit of not less than twelve	$25.00 (2)

(1)  A surrender charge is applicable for ten policy years from the Policy Date, and varies based upon the sex, issue age, and risk classification of the insured person. The surrender charge is also affected by the amount of the premium paid under the policy, with the surrender charge increasing with payment of additional premiums in excess of the Surrender Charge Limit Premium. The maximum charge shown is the amount in month one in the first policy year for a 65-year old male standard non-smoker underwriting risk, paying any amount of premium. The minimum charge shown is the amount in month one in the first policy year for a 0-year old female standard non-smoker underwriting risk, paying premiums under the Surrender Charge Limit Premium, which is $1,100.00 for year one for a policy with a Face Amount of $1,000,000.00. The representative insured person rate shown is the amount in month one in the first policy year for a 55-year old male preferred non-smoker underwriting risk, paying premiums under the Surrender Charge Limit Premium, which is $20,010.00 for year one for a policy with a Face Amount of $1,000,000.00. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative.
(2)  This charge is not currently imposed, but we reserve the right to do so in the policy.
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The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. The second table is devoted only to optional supplementary rider benefits.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of insurance charge(1)	Monthly
Maximum charge		$0.08 per $1 of NAR
Minimum charge		$0.0000067 per $1 of NAR
Charge for representative insured person		$0.0002838 per $1 of NAR
Face Amount charge(2)	Monthly
Maximum charge		$12.60 per $1,000 of Face Amount
Minimum charge		$0.04 per $1,000 of Face Amount
Charge for representative insured person		$0.43 per $1,000 of Face Amount
Administrative charge	Monthly	$20.00
Asset-based risk charge(3)	Monthly	0.02% of policy value
Policy loan interest rate(4)	Accrues daily Payable annually	3.50%

(1)  The cost of insurance charge is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The maximum rate shown is the rate in policy year 14 for a policy issued to cover a 90-year old male substandard smoker underwriting risk. The minimum rate shown is the rate in the first policy year for a 5-year old female standard non-smoker underwriting risk. The representative insured person rate shown is the rate for a 55-year old male preferred non-smoker underwriting risk with a policy in the first policy year. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative.
(2)  This charge is determined by multiplying the Face Amount at issue by the applicable rate. The rates vary by the sex, issue age, and risk classification at issue of the insured person. The maximum rate shown is for a 90-year old male standard smoker underwriting risk. The minimum rate shown is for a 0-year old male standard non-smoker underwriting risk. The representative insured person rate shown is the rate for a 55- year old male preferred non-smoker underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative.
(3)  This charge only applies to that portion of policy value held in the variable investment accounts. The charge determined does not apply to any policy value held in a fixed account. We currently do not impose an asset-based risk charge for any policy years, but we reserve the right to do so in the policy.
(4)  3.50% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 2.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 2.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 2.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Healthy Engagement Rider	Monthly	$2
Disability Payment of Specified Premium Rider(1)	Monthly
Maximum charge		$198.67 per $1,000 of Specified Premium
Minimum charge		$16.57 per $1,000 of Specified Premium
Charge for representative insured person		$88.11 per $1,000 of Specified Premium
Long-Term Care Rider(2)	Monthly
Maximum charge		$3.34 per $1,000 of NAR
Minimum charge		$0.01 per $1,000 of NAR
Charge for representative insured person		$0.11 per $1,000 of NAR
Return of Premium Death Benefit Rider(3)	Monthly
Maximum charge		$0.08 per $1 of NAR
Minimum charge		$0.0000067 per $1 of NAR
Charge for representative insured person		$0.0002838 per $1 of NAR
Accelerated Benefit Rider (4)	At exercise of benefit	$150.00

(1)  The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The Specified Premium is stated in the Policy Specifications page of your policy. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The maximum rate shown is for a 54-year old female substandard smoker underwriting risk. The minimum rate shown is for a 20-year old male standard non-smoker underwriting risk. The representative insured person rate shown is for a 55 year old male preferred non-smoker underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative.
(2)  The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The maximum rate shown is for a 75-year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The minimum rate shown is for a 20-year old female super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage, which is a percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The representative insured person rate shown is for a 55-year old male preferred non-smoker underwriting risk with a 4% Monthly Acceleration Percentage. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative.
(3)  The Return of Premium Death Benefit Rider charge is determined by multiplying the net amount of insurance for which we are at risk (the net amount of risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The maximum rate shown is the rate in policy year 14 for a policy issued to cover a 90-year old male substandard smoker underwriting risk. The minimum rate shown is the rate in the first policy year for a 5-year old female standard non-smoker underwriting risk. The representative insured person rate shown is the rate for a 55-year old male preferred non-smoker underwriting risk with a policy in the first policy year. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative.
(4)  The charge is not currently imposed, but we reserve the right to do so in the policy.
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The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment account offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.41%	1.73%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.28% and 1.52%, respectively.
The next table describes the fees and expenses for each portfolio underlying a variable investment account offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2017.
Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)
Portfolio	Management Fee	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
500 Index[1]	0.46%	0.00%	0.04%	0.00%	0.50%
Active Bond[2]	0.60%	0.00%	0.05%	0.01%	0.66%
American Asset Allocation[3]	0.27%	0.60%	0.05%	0.00%	0.92%
American Global Growth[3]	0.52%	0.60%	0.08%	0.00%	1.20%
American Growth[3]	0.33%	0.60%	0.05%	0.00%	0.98%
American Growth-Income[3]	0.26%	0.60%	0.05%	0.00%	0.91%
American International[3]	0.50%	0.60%	0.07%	0.00%	1.17%
Blue Chip Growth	0.75%	0.00%	0.04%	0.00%	0.79%
Capital Appreciation	0.70%	0.00%	0.05%	0.00%	0.75%
Capital Appreciation Value	0.81%	0.00%	0.06%	0.00%	0.87%
Core Bond	0.58%	0.00%	0.04%	0.00%	0.62%
Emerging Markets Value	0.95%	0.00%	0.12%	0.00%	1.07%
Equity Income	0.72%	0.00%	0.05%	0.00%	0.77%
Financial Industries[2]	0.76%	0.00%	0.07%	0.04%	0.87%
Fundamental All Cap Core	0.68%	0.00%	0.03%	0.00%	0.71%
Fundamental Large Cap Value	0.65%	0.00%	0.04%	0.00%	0.69%
Global[4]	0.82%	0.00%	0.09%	0.00%	0.91%
Global Bond	0.70%	0.00%	0.07%	0.00%	0.77%
Health Sciences	1.05%	0.00%	0.06%	0.00%	1.11%
High Yield	0.68%	0.00%	0.08%	0.00%	0.76%
International Equity Index[5]	0.53%	0.00%	0.10%	0.00%	0.63%
International Growth Stock[2]	0.79%	0.00%	0.09%	0.01%	0.89%
International Small Company	0.95%	0.00%	0.18%	0.00%	1.13%
International Value	0.80%	0.00%	0.08%	0.00%	0.88%
Investment Quality Bond	0.60%	0.00%	0.07%	0.00%	0.67%
Lifestyle Balanced[2]	0.04%	0.00%	0.03%	0.56%	0.63%
Lifestyle Conservative[2,6]	0.04%	0.00%	0.07%	0.58%	0.69%
Lifestyle Growth[2]	0.04%	0.00%	0.03%	0.55%	0.62%
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Portfolio	Management Fee	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Lifestyle Moderate[2,6]	0.04%	0.00%	0.05%	0.57%	0.66%
Managed Volatility Aggressive[2,7]	0.06%	0.00%	0.05%	0.76%	0.87%
Managed Volatility Balanced[2,7]	0.06%	0.00%	0.02%	0.62%	0.70%
Managed Volatility Conservative[2,7]	0.05%	0.00%	0.03%	0.58%	0.66%
Managed Volatility Growth[2,7]	0.06%	0.00%	0.02%	0.65%	0.73%
Managed Volatility Moderate[2,7]	0.05%	0.00%	0.03%	0.61%	0.69%
Mid Cap Index[8]	0.47%	0.00%	0.04%	0.00%	0.51%
Mid Cap Stock	0.83%	0.00%	0.05%	0.00%	0.88%
Mid Value Trust	0.95%	0.00%	0.04%	0.00%	0.99%
Money Market[9]	0.37%	0.00%	0.04%	0.00%	0.41%
PIMCO VIT All Asset[10]	0.43%	0.45%	0.00%	0.85%	1.73%
Real Estate Securities	0.70%	0.00%	0.06%	0.00%	0.76%
Science & Technology	1.02%	0.00%	0.05%	0.00%	1.07%
Select Bond	0.56%	0.00%	0.04%	0.00%	0.60%
Short Term Government Income	0.56%	0.00%	0.06%	0.00%	0.62%
Small Cap Index[11]	0.48%	0.00%	0.05%	0.00%	0.53%
Small Cap Opportunities[4]	0.98%	0.00%	0.07%	0.00%	1.05%
Small Cap Stock	1.00%	0.00%	0.06%	0.00%	1.06%
Small Cap Value[2]	1.03%	0.00%	0.05%	0.05%	1.13%
Small Company Value[2]	1.05%	0.00%	0.05%	0.12%	1.22%
Strategic Income Opportunities	0.63%	0.00%	0.05%	0.00%	0.68%
Total Bond Market[1,2]	0.47%	0.00%	0.05%	0.01%	0.53%
Total Stock Market Index[2]	0.48%	0.00%	0.04%	0.01%	0.53%
Ultra Short Term Bond	0.55%	0.00%	0.06%	0.00%	0.61%
Utilities	0.83%	0.00%	0.06%	0.00%	0.89%

1  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive those expenses of the 500 Index and Total Bond Market portfolios that exceed 0.25% and 027%, respectively, of average annual net assets of each portfolio, or, if necessary, make payment to each portfolio in an amount equal to the amount by which “Total Fund Operating Expenses.” A portfolio’s “Total Fund Operating Expenses” includes all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. The current expense limitation expires on April 30, 2019, unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the 500 Index and Total Bond Market portfolios would be 0.25% and 0.26%, respectively. For more information, please refer to the prospectus for the portfolio.
2  “Acquired Fund Fees and Expenses” are based on indirect net expenses associated with the portfolio’s investments in the funds (each an “Acquired Fund”) of underlying investment companies. The “Total Fund Operating Expenses” shown may not correlate to the portfolio’s ratios of expenses to average net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired Fund Fees and Expenses.” For more information, please refer to the prospectus for the portfolio.
3  The table reflects the combined fees of the feeder fund and the master fund.
4  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its management fee so that the amount it retains after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. The current expense limitation agreement expires on April 30, 2019 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees in the table do not reflect this waiver. If this waiver had been reflected, the “Total Fund Operating Expenses” for the Global and Small Cap Opportunities portfolios would be 0.89% and 0.97%, respectively. For more information, please refer to the prospectus for the portfolio.
5  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive those expenses of the portfolio that exceed 0.34% of average annual net assets of the portfolio, or, if necessary, make payment to the portfolio in an amount equal to the amount by which “Total Fund Operating Expenses” of the portfolio exceed 0.34%. A portfolio’s “Total Fund Operating Expenses” includes all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d)
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litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. The current expense limitation expires on April 30, 2019, unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.34%. For more information, please refer to the prospectus for the portfolio.
6  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to reduce its management fee and/or make payment to the portfolio in an amount equal to the amount by which “Other Expenses” of the portfolio exceed 0.04% of the average net assets of the portfolios. “Other Expenses” means all of the expenses of the portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, distribution and service (Rule 12b-1) fees, transfer agency and service fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2019, unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the Lifestyle Conservative and Lifestyle Moderate portfolios would be 0.66% and 0.65%, respectively. For more information, please refer to the prospectus for the portfolio.
7  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to reduce its management fee and/or make payment to the portfolio in an amount equal to the amount by which “Other Expenses” of the portfolio exceed 0.00% of the average net assets of the portfolios. “Other Expenses” means all of the expenses of the portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, distribution and service (Rule 12b-1) fees, transfer agency and service fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2019, unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolio would be as indicated in the table below. For more information, please refer to the prospectus for the portfolio.
Portfolio	Total Fund Operating Expenses
Managed Volatility Aggressive	0.82%
Managed Volatility Balanced	0.68%
Managed Volatility Conservative	0.63%
Portfolio	Total Fund Operating Expenses
Managed Volatility Growth	0.71%
Managed Volatility Moderate	0.66%

8  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its management fee by an annual rate of 0.10% of the portfolio’s average daily net assets. This agreement expires in April 30, 2019, unless renewed by mutual agreement of the portfolio and the advisor based upon the determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver had been reflected, the Total Fund Operating Expenses for the portfolio would be 0.41%. For more information, please refer to the prospectus for the portfolio.
9  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive those expenses of the portfolio that exceeds 0.28% of average annual net assets of the portfolio, or, if necessary, make payment to the portfolio in an amount equal to the amount by which “Total Fund Operating Expenses” of the portfolio exceeds 0.28%. A portfolio’s “Total Fund Operating Expenses” includes all of its fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. The current expense limitation expires on April 30, 2019, unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.28%. For more information, please refer to the prospectus for the portfolio.
10  Pacific Investment Management Company LLC (“PIMCO”) has contractually agreed through May 1, 2019, to reduce its management fee to the extent that the underlying PIMCO fund expenses attributable to management, supervisory and administrative fees exceeds 0.64% of the total assets invested in the underlying PIMCO funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of underlying PIMCO fund expenses attributable to management, supervisory and administrative fees that is different from the calculation of “Acquired Fund Fees and Expenses” shown in the table. “Acquired Fund Fees and Expenses” include interest expense of 0.05%. Interest expense results from certain transactions within the underlying PIMCO funds and is separate from the management fees paid to PIMCO. “Total Fund Operating Expenses” excluding interest expense of the underlying fund is 1.66%. The fees shown in the table do not reflect the expense waiver. If this expense waiver had been reflected, the “Total Fund Operating Expenses” shown (excluding the interest expense of the underlying funds) would be 1.52%. The “Total Fund Operating
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Expenses” shown may not correlate to the portfolio’s ratio of expense to average net assets shown in the Financial Highlights section of the prospectus for the portfolio, which does not include “Acquired Fund Fees and Expenses.” For more information, please refer to the prospectus for the portfolio.
11  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its management fee by 0.05% as a percentage of the portfolio’s average annual net assets. The current expense limitation agreement expires on April 30, 2019 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.48%. For more information, please refer to the prospectus for the portfolio.
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DETAILED INFORMATION
This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.
Table of Variable Investment Accounts and Investment Subadvisers
When you select a Separate Account variable investment account, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2017, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income and, American International portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment accounts we make available under the policy. You bear the investment risk of any portfolio you choose as a variable investment account for your policy. You can find a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
The variable investment accounts in the Separate Account are not publicly traded mutual funds. The variable investment accounts are only available to you as variable investment accounts in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the variable investment accounts also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any variable investment account described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the variable investment accounts of our Separate Account.
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The portfolios available under the policies, the investment subadvisers (engaged by JHIMS or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives and strategies, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
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Portfolio	Subadviser	Investment Objective
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Managed Volatility Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).

*  The Barclays U.S. Aggregate Bond Index represents the U.S. investment grade bond market.
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If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).
Valuation
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund's net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).
Voting interest
We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.
We determine the number of a series fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's variable investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.
The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock NY to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
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Description of John Hancock NY
John Hancock NY is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. However, neither John Hancock NY nor any of its affiliated companies guarantees the investment performance of the Separate Account.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account B
The variable investment accounts shown on page 1 are in fact subaccounts of John Hancock Life Insurance Company of New York Separate Account B, a separate account operated by us under New York law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock NY's other assets. John Hancock NY is obligated to pay all amounts promised to policy owners under the policies.
New variable investment accounts may be added and made available to policy owners from time to time. Existing variable investment accounts may be modified or deleted at any time.
The fixed account
Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Separate Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account—the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 2%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
The death benefit
In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Face Amount.”
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When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.
•	Option 1 - The death benefit will equal the greater of (1) the Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
•	Option 2 - The death benefit will equal the greater of (1) the Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the cost of insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.
Limitations on payment of death benefit
If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.
Also, if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Face Amount and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.
The minimum death benefit
In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. The Federal tax law test that will be applied at issue to determine whether your policy qualifies for life insurance is the cash value accumulation test (see “Tax Considerations”).
Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.
To the extent that the calculation of the minimum death benefit under the cash value accumulation test causes the death benefit to exceed our limits, we reserve the right to distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, should we consider accepting the additional amount of insurance, we may require additional evidence of insurability.
Requesting an increase in coverage
You may not increase your Face Amount under the policy. However, if you request a change in your death benefit option from Option 2 to Option 1, it may result in an increase of the Face Amount (see “Change of death benefit option”).
Requesting a decrease in coverage
After the first policy year, we may approve a reduction in the Face Amount, but only if:
•	the remaining Face Amount will be at least $50,000, and
•	the remaining Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.
A pro-rata portion of the Surrender Charge will be deducted from the policy value in instances where your requests for Face Amount reductions cumulatively exceed 10% of your Face Amount at issue. An approved decrease will take effect on the monthly deduction date on or following the date we approve the request. We will impose a Surrender Charge on withdrawals you take that reduce your Face Amount (see “Surrender and withdrawals - Withdrawals”).
Change of death benefit option
Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1 after the first policy year. If you request in writing, and we approve a change from Option 2 to Option 1, your Face Amount after
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the change will equal your Face Amount before the change plus the policy value as of the effective date of the change. If you change from Option 2 to Option 1, your death benefit will change from one that may increase over time due to the investment experience of the underlying variable investment accounts to one that is a level death benefit. Changing from Option 2 to Option 1 may increase or decrease the monthly cost of insurance charges because your Net Amount At Risk may increase or decrease depending on the investment experience of the variable investment accounts; all other charges under the policy would remain the same. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.
Tax consequences of coverage changes
A change in the death benefit option or a reduction in Face Amount may change the policy’s limits under Federal tax laws. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to refuse or limit a change in the death benefit option or a reduction in Face Amount. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.
Changing a payment option
You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.
There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.
Premiums
Planned premiums
The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums—annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).
Minimum initial premium
The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person's attained age 121, subject to the need to pay enough premium to keep the policy in force and to the limitations on maximum premium amount described below.
Maximum premium payments
If our receipt of any premium payment would cause the policy to be treated as a Modified Endowment Contract under the Federal income tax laws, we will only process the payment on the first Business Day after we have received satisfactory written instructions from you. More discussion of these tax law requirements is provided under “Tax considerations.”
Large premium payments may expose us to unanticipated investment risk. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment accounts, if we are unable to make an orderly investment of the additional premium into the variable investment accounts. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.
We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.
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Processing premium payments
No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market variable investment account. After the Issue Date but prior to the Allocation Date, Net Premiums received are allocated to the Money Market variable investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the variable investment accounts or the fixed account in accordance with the policy owner’s instructions. The “Net Premium” is the premium paid less applicable premium charges we deduct from it.
Any Net Premium received on or after the Allocation Date will be allocated among the variable investment accounts or the Fixed Account as of the Business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).
Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, the policy has a Death Benefit Protection feature, which would prevent the policy from lapsing, provided certain criteria are satisfied (see “Death Benefit Protection”).
Ways to pay premiums
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock NY Service Office at the appropriate address shown on the back cover of this prospectus.
We will also accept premiums:
•	by wire or by exchange from another insurance company, or
•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).
Lapse and reinstatement
Lapse
A policy will go into default if on any monthly deduction date the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due and the Death Benefit Protection feature is in default. We will notify you of the default and will allow a 61-day grace period in which you may make a premium payment sufficient to bring the policy out of default (the “Default Payment”). The Default Payment will be the lesser of (a) the amount necessary to bring the net cash surrender value to zero, if it is less than zero on the date of default, plus the amount necessary to keep the net cash surrender value above zero for the next three policy months and (b) the Death Benefit Protection Default Payment (see “Death Benefit Protection”). The Default Payment may be insufficient to continue your policy for the next three policy months due to the investment experience of the variable investment accounts that you have chosen. If the Default Payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value. A lapse could have adverse tax consequences as described under “Tax considerations.”
Death Benefit Protection
Your policy is issued with the Death Benefit Protection feature that prevents your policy from going into default in certain circumstances, as described below, even if your net cash surrender value falls to zero or below. The Death Benefit Protection feature does not provide you with any additional death benefit amount or any increase in your policy value, and it does not provide any type of investment performance guarantee.
The Death Benefit Protection feature prevents your policy from going into default as long as the Death Benefit Protection Value less policy debt is greater than zero and the policy debt does not exceed the policy value. The Death Benefit
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Protection Value (“DBPV”) is determined in a similar manner to the policy value determination described in this prospectus except that it has a separate set of notional charges and values. On the Issue Date and on each monthly deduction date thereafter, we will calculate your Death Benefit Protection Value (“DBPV”). Your DBPV is the accumulated value of any DBPV net premiums, plus DBPV interest, less the DBPV Administrative Charge, the DBPV Cost of Insurance Charge, and the DBPV Face Amount Charge (the “DBPV Monthly Deductions”). The DBPV Monthly Deductions are shown in your Policy Specifications page. Additionally, each time an amount is deducted from the policy value for any reason other than to take a monthly deduction (e.g., when you take a withdrawal), the DBPV is adjusted. Investment losses or gains, amounts credited to the fixed account, and Policy Credits will not be applied to the Death Benefit Protection Value.
Your DBPV is calculated solely to determine whether your Death Benefit Protection feature is in effect. The DBPV charges and values that determine the DBPV are not charges you pay nor are they values that you receive in your policy value. The Death Benefit Protection Value does not provide any additional death benefit amount or any increase in your policy value.
The Death Benefit Protection feature will go into default at the beginning of any policy month in which the Death Benefit Protection Value less policy debt is less than or equal to zero after we deduct the DBPV Monthly Deductions that are due for that month. If the Death Benefit Protection feature is in default, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default (the “Death Benefit Protection Default Payment”). This required payment, as described in the notification, will be the amount necessary to bring the Death Benefit Protection Value less policy debt to zero, plus the amount necessary to keep the Death Benefit Protection Value less policy debt above zero for the next three policy months. If the Death Benefit Protection Default Payment is not paid by the end of the grace period, then the Death Benefit Protection feature will terminate. This feature cannot be reinstated after it terminates. At least 30 days prior to termination of the feature, we will send a notice to your last known address, specifying the amount you must pay to bring the feature out of default. If we have notice of a policy assignment on file at our Service Office, we will mail a copy of the notice of the amount due to the assignee on record.
The DBPV charge rates and interest rates are set at issue and reflect the age, sex and risk class of the insured person, as well as any additional rating and supplementary benefits, if applicable. The Death Benefit Protection feature may be impacted by certain policy changes because of the effect such policy changes has on the DBPV Monthly Deductions described above. Such changes include, but are not limited to the following: (i) a reduction in Face Amount, (ii) a death benefit option change, (iii) any change in the supplementary benefits added to the policy, (iv) any change in the risk classification of the insured person, or (v) withdrawals. Additionally, withdrawals reduce the DBPV by the amount of the withdrawal. For example, if the DBPV was equal to $2,000 at the time that you take a $3,000 withdrawal, then the DBPV would be reduced by the amount of that withdrawal to an amount that is less than zero, and your Death Benefit Protection Feature would then be in default.
Death during grace period
If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the death benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
By making a written request, you can apply to reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:
(a)  You must provide to us evidence of the insured person's insurability that is satisfactory to us; and
(b)  You must pay the Default Payment.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the Default Payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.
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The policy value
From each premium payment you make, we deduct the applicable premium charges described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the variable investment accounts and any fixed account you've elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Premiums - - Processing premium payments”).
Over time, the amount you’ve invested in any variable investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios' dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”
We calculate the unit values for each variable investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.
The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 2%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the variable investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the variable investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Policy Credit
Beginning in policy year six, we will calculate a Policy Credit to be applied to your policy value on each monthly deduction date. A Policy Credit will be allocated automatically to each variable investment account and/or fixed account from which, and in the same proportion as, we are taking your monthly deductions.
The Policy Credit is calculated on the basis of a notional value referred to as the Policy Credit Measure. The Policy Credit Measure is determined in a similar manner to the policy value determination described in this prospectus except that it has a separate set of notional charges and values, which include the Policy Credit Measure rates and adjustment factors shown in your Policy Specifications page and in the Table of Rates section of your policy, respectively.
On the Issue Date, the Policy Credit Measure is set equal to zero. Each time a premium is paid, the premium less a Policy Credit Measure Premium Charge is added to the Policy Credit Measure. Each time a monthly deduction is taken from the policy value, a Policy Credit Measure Administrative Charge, a Policy Credit Measure Face Amount Charge, a Policy Credit Measure Asset-Based Risk Charge, and a Policy Credit Measure Cost of Insurance Charge are taken from the Policy Credit Measure (the “Policy Credit Measure Monthly Deductions”). The Policy Credit Measure Monthly Deductions and the Policy Credit Measure Premium Charge are shown in your Policy Specifications page. Each time an amount is deducted from the policy value for any reason other than to take a monthly deduction (e.g., when you take a withdrawal) the Policy Credit Measure is reduced by the same ratio as the policy value is reduced. Withdrawals and policy loans will reduce your Policy Credit Measure, which in turn could reduce the value of the Policy Credit that is applied to your policy value.
Your Policy Credit Measure is calculated solely to determine the amount of Policy Credit to be applied to your policy value. The Policy Credit Measure charges and values that determine the Policy Credit Measure are not charges you pay nor are they values that you receive in your policy value.
The value of the Policy Credit applied to your policy is affected by the amounts and timing of the premiums that you pay into the policy, and how well the investment options you select perform. This means that the value of your Policy Credit may be smaller - or possibly you will receive no Policy Credit at all - if you minimally fund your policy and/or if the variable investment accounts you select perform poorly.
Further, the value of the Policy Credit is affected by how close the current cost of insurance rate being charged is to the maximum cost of insurance rate that the policy permits, and will go to zero if we charge the maximum cost of insurance rate
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and you are in the first 24 years of the policy. This means changes to the current cost of insurance rate (subject to the guaranteed maximum rate) can therefore affect how much Policy Credit, if any, you may receive. No Policy Credit that we applied to your policy value prior to such a change would be affected.
Another important consideration as to the amount of Policy Credits, if any, that we will apply to your policy value is the length of time that you own the policy. The Policy Credits are designed to enhance the long-term performance of your policy value. Subject to the other considerations discussed above, the longer you own the policy, the more Policy Credits you could receive; and there will not be any Policy Credits if you own the policy for less than six years.
As explained above, many factors may impact the value of Policy Credit applied to your policy value. You can see the effect that changes to these factors have on the policy value by requesting an illustration at various assumptions.
Allocation of future premium payments
At any time, you may change the variable investment accounts or any fixed account in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.
Transfers of existing policy value
You may also transfer your existing policy value from one variable investment account or any fixed account to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any variable investment account or any fixed account in any policy year is $1,000,000.
Market timing and disruptive trading practices
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment accounts on a daily basis and allow transfers among variable investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in any variable investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the variable investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from a variable investment account into any fixed account if the transfer occurs during the following periods:
•	within 18 months after the policy's Issue Date, or
•	within 60 days after the later of the effective date of a material change in the investment objectives of any variable investment account or the date you are notified of the change.
In addition to the actions described above, we also reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain variable investment accounts, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. While we seek to
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identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Limitations on transfers to or from a variable investment account. Our current practice is to restrict transfers into or out of variable investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market variable investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all variable investment accounts is transferred to the Money Market variable investment account. If such a transfer to the Money Market variable investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market variable investment account to any other variable investment accounts or any fixed account may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one variable investment account into a second variable investment account, the values can only be transferred out of the second variable investment account if they are transferred into the Money Market variable investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market variable investment account may not be transferred out of the Money Market variable investment account into any other variable investment account or any fixed account for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the variable investment accounts in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any variable investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of variable investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Limitations on transfers out of the fixed account. Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer out of the fixed account may not involve a transfer to the Money Market variable investment account.
We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.
We may waive the transfer restrictions on the fixed account. Please contact us or your John Hancock NY representative to find out if a waiver is currently in effect.
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Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one variable investment account into any other variable investment account or a fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program. This program may be used in conjunction with the asset allocation balancer transfer program detailed below.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Asset allocation balancer transfers. Under the asset allocation balancer program, you will designate an allocation of policy value among the variable investment accounts. We will move amounts among the variable investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program. This program may be used in conjunction with the DCA program detailed above.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Surrender and withdrawals
Surrender
You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).
Withdrawals
After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied during the surrender charge period. We will automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each variable investment account and any fixed account will be reduced in the same proportion as the policy value that is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below three months’ worth of monthly deductions (see “Deductions from policy value”). We reserve the right to refuse any withdrawal that would cause the policy’s Face Amount to fall below $50,000. We also reserve the right to approve reductions in the Face Amount.
Withdrawals will reduce your death benefit under Option 1 or Option 2 (see “The death benefit”). If Option 1 is in effect, withdrawals will reduce the death benefit by reducing the Face Amount. If Option 2 is in effect, withdrawals will reduce the death benefit by reducing the policy value.
If a reduction in Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal. If the withdrawal results in a reduction in Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value. For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $25,000 on a policy with a Face Amount of $200,000 and a current surrender charge of $10,000. The $25,000 withdrawal would reduce the Face Amount from $200,000 to $175,000. The reduction in Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Face Amount, in this case equal to $10,000 X (25,000/200,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750.
Withdrawals will reduce your Policy Credit Measure; this means a withdrawal may reduce the amount of Policy Credit you receive over the long term (see “Policy Credit”). Withdrawals will also reduce the Death Benefit Protection Value; this means the Death Benefit Protection feature would be more likely to go into default (see “Death Benefit Protection”).
Policy loans
You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the Available Loan Value. The Available Loan Value is equal to the net cash surrender value on the date you apply for a loan, minus any monthly deductions or applicable loan interest due from the date you apply for the loan until the end of
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the policy year, plus any interest payable on your cash surrender value at the Minimum Fixed Account Annual Rate through the end of the year. The Minimum Fixed Account Annual Rate is the minimum annual rate of interest applied to the fixed account as shown in your Policy Specifications page.
In no event, however, will the Available Loan Value be less than 90% of the net cash surrender value. Values will be determined in accordance with Section 28 of your policy and as of the end of the business day on which the loan application is received at our Service Office.
The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 3.50% in the first 10 policy years and 2.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 2.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the variable investment accounts and any fixed account in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 2.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in New York. Please see your John Hancock NY representative for details. We process policy loans as of the business day on or next following the day we receive the loan request.
Repayment of policy loans
You can repay all or part of a loan at any time. Each repayment will be allocated among the variable investment accounts and any fixed account as set out below.
•	The same proportionate part of the loan as was borrowed from the fixed account will be repaid to that fixed account.
•	The remainder of the repayment will be allocated among the variable investment accounts and any fixed account in the same way a new premium payment would be allocated (unless otherwise specified by you).
If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.
Loan repayments received prior to the close of the New York Stock Exchange will be applied on the same day it was received. Loan repayments received after the close of the New York Stock Exchange will be applied as of the next business day.
Effects of policy loans
The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the variable investment accounts or any fixed account and placed in a special loan account. The variable investment accounts, any fixed account, and the special loan account will generally have different rates of investment return.
The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.
Taking a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charge on the loan and the interest rate credited to the special loan account. When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your policy loan, there is not enough policy value to cover the policy charges, your policy could lapse. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).
As described above, the amount of the loan is deducted from the variable investment accounts and any fixed account and placed in a special loan account. The special loan account will generally have different rates of investment return than the variable investment accounts and fixed account. This means policy loans may affect the overall investment performance and/or interest you earn that may result in a lower Policy Credit Measure and resulting Policy Credit (see “Policy Credit”). Policy
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loans will also reduce the Death Benefit Protection Value, which could cause the Death Benefit Protection feature to default (see “Death Benefit Protection”).
Description of charges at the policy level
Deduction from premium payments
•	Premium charge - A charge to help defray our sales costs and related taxes. The charge is 18% of each premium payment. We will stop accepting premium payments at and after the life insured’s age 121 (see “Coverage at and after age 121”).
Deductions from policy value
•	Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $20 per month.
•	Face Amount charge - A monthly charge to primarily help cover sales costs. To determine the charge, we multiply the amount of Face Amount at issue by a rate which varies by policy year, the insured person's sex, age, and risk classification at issue.
•	Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates and the current rates will never be more than the maximum rates shown in the policy. Cost of insurance charges will cease at and after the insured person reaches age 121. The cost of insurance rates we use will depend on the age at issue, the insurance risk characteristics and (usually) sex of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's age increases. (The insured person's “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:
    (a) is the death benefit as of the first day of the Policy Month, divided by 1.0016516; and
    (b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.
Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the variable investment accounts chosen, payment of premiums and charges assessed.
If the minimum death benefit is greater than the Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.
For death benefit Option 2, the net amount at risk is equal to the Face Amount of insurance divided by 1.0016516.
•	Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to variable investment accounts. This asset-based risk charge does not apply to the fixed account. We do not currently impose this charge, but we reserve the right to do so in the policy. Any charge would cease at and after the insured person reaches age 121.
•	Supplementary benefit rider charges - A charge for any supplementary insurance benefit added to the policy by means of a rider.
•	Loan interest rate - We will charge interest on any amount you borrow from your policy. The interest charged on any loan is an effective annual rate of 3.50% in the first ten policy years and 2.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 2.25% (see “Policy loans”).
•	Transfer fee - We currently do not impose a fee upon transfers of policy value among the variable investment accounts, but reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than 12) to compensate us for the costs of processing these transfers (see “Market timing and disruptive trading practices”).
•	Surrender charge – During the first ten policy years, we will deduct a surrender charge if you surrender the policy, make a withdrawal that reduces the Face Amount, request Face Amount reductions cumulatively exceeding 10% of your Face Amount at issue, or your policy lapses. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse, surrender or certain Face Amount reductions. The surrender
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charge is equal to the Maximum Percentage of Surrender Charge shown in your Policy Specifications page multiplied by the lesser of (a) and (b) where:
   (a)  is the dollar amount shown in your Policy Specifications page in part (a) of the surrender charge formula, which is the maximum amount of surrender charge that could be applied to your policy and varies by Face Amount, age, gender and underwriting risk, and
   (b)  is the dollar amount indicated in the Policy Specifications page in part (b) of the surrender charge formula, which varies by Face Amount, age, gender and underwriting risk, plus 20% of premiums paid to date over the Surrender Charge Limit Premium, shown in your Policy Specifications page.
For example, for a policy issued to a male age 55 preferred non-smoker with a $1,000,000 death benefit and no optional riders that is surrendered in month 1 of policy year 1, the applicable Maximum Percentage of Surrender Charge is 100%, the Surrender Charge Limit Premium is $20,010.00, part (a) is $33,494.27, and part (b) is $31,271.14 plus 20% of premiums paid to date in excess of the Surrender Charge Limit Premium. If the total premiums paid to date as of the surrender date are $15,000, such premiums would not exceed the Surrender Charge Limit Premium, which means that part (b) would be equal to $31,271.14. Since part (b) would be less than part (a) the final surrender charge would be equal to $31,271.14.
The table below shows the Surrender Charge Limit Premium and the applicable Maximum Percentage of Surrender Charge for each policy year during the surrender charge period. The Maximum Percentage of Surrender Charge is proportionately reduced each month of the policy year. This table applies only if the insured is a male age 55 preferred non-smoker. These factors may vary depending on your insurance risk characteristics.
Surrender Charge Period (Policy Year)	Surrender Charge Limit Premium	Maximum Percentage of Surrender Charge
1	$ 20,010.00	100.00%
2	$ 40,020.00	96.30%
3	$ 60,030.00	92.81%
4	$ 80,040.00	89.16%
5	$100,050.00	85.36%
6	$120,060.00	81.43%
7	$140,070.00	77.34%
8	$160,080.00	64.00%
9	$180,090.00	51.00%
10	$200,100.00	33.00%
11+	$ 0	0%
A pro-rata portion of the surrender charge will be deducted from the policy value in instances where your requests for Face Amount reductions cumulatively exceed 10% of your Face Amount at issue. An approved decrease will take effect on the monthly deduction date on or following the date we approve the request. We will impose a surrender charge on withdrawals you take that reduce your Face Amount (see “Surrender and withdrawals - Withdrawals”).
Sales expenses and related charges
The premium and Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium and Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.
Method of deduction
Unless we agree otherwise or you do not have sufficient funds in any fixed account or variable investment accounts, we deduct the monthly deductions described in the Fee Tables section from your policy’s fixed account and variable investment accounts in the same proportion to the amount of policy value you have in each of the variable investment accounts and any fixed account.
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Special purchase programs for eligible classes
With respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges or feature or benefit enhancement will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.
The Statement of Additional Information (the “SAI”) contains additional information about any special purchase program we currently make available. For information as to how you may obtain a copy of the SAI, please see the last page of this prospectus.
Other charges we could impose in the future
Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Separate Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.
A portion of the premium charge is used to cover premium taxes. Currently, the premium tax in New York is 0.7% of each premium payment.
Under current laws, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in New York state or local tax laws, we may make charges for such taxes.
Description of charges at the portfolio level
The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any variable investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.
When the insured person reaches 121
If the policy is still in effect on the policy anniversary nearest the 121st birthday of the insured person, the following things will happen (whether or not there is any net cash surrender value):
•	We will stop any monthly deduction charges
•	We will stop accepting any premium payments
•	We will no longer process withdrawals
•	We will continue to credit interest to a fixed account
•	We will continue to charge loan interest on outstanding loans and accept loan repayments.
•	The Death Benefit Protection feature will be terminated.
•	We will no longer calculate and apply a Policy Credit to your policy value
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Other policy benefits, rights and limitations
Optional supplementary benefit riders you can add
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.
•	Healthy Engagement Rider - Our Healthy Engagement Rider provides you with the opportunity to add credits (as described below) to your policy value based upon the insured’s ongoing participation in activities that promote a healthy lifestyle. If you elect this rider, the insured person will qualify for one of four healthy engagement status (“Status”) categories each year. The Status categories are based on the longevity benefits of certain healthy activities in which the insured person engages (such as regular checkups, biometric screenings, exercising regularly, participating in health educational programs, and periodically considering and answering certain health-related questions) and other health-related information about the insured person. The insured person’s Status category may change from year to year. (Current information relating to the insured person’s Status and/or the standards for determining Status are available through our Service Office at 1-800-387-2747.)
Beginning in the second policy year, if the insured person has qualified for one of the three highest Status categories, we will contribute a percentage of your policy’s monthly cost of insurance charge in the form of a credit (a “Rider Credit”) to your policy value, subject to the conditions mentioned below. Any Rider Credits will be allocated automatically to each variable investment account and/or any fixed account from which, and in the same proportion as, we are taking your monthly deductions. The Healthy Engagement Rider also provides the insured person with the possibility of other benefits, including discounted wearable devices, gear used to engage in healthy activities, biometric screenings, access to health and fitness information, and other discounts and offers that depend on the insured person having a certain Status. These and any other benefits available pursuant to the rider, are designed to encourage a high level of engagement by the insured person in activities that are correlated with improved longevity.
Under the Healthy Engagement Rider, several considerations are relevant to the percentage, if any, of any month’s cost of insurance charge that we will contribute as a Rider Credit to your policy. One important consideration is the insured person’s Status category for the current year and for prior years. If the insured person has always been in the lowest Status category, no Rider Credits will be paid. The higher the insured person’s Status category, and the more years the insured person qualifies for higher Status categories, the larger your Rider Credits are likely to be.
Also, the Rider Credit that is contributed to your policy in any month will not be more than the difference between the maximum amount of cost of insurance charge that your policy permits us to deduct for that month and the amount of cost of insurance charge that we actually deduct for that month. This means that the amount of any Rider Credit will be less the closer we are to charging the maximum cost of insurance rate that the policy permits; and there will not be any Rider Credit if and when we are charging the maximum cost of insurance rate. We will continue to deduct the Healthy Engagement Rider charge in instances where no Rider Credits are being earned and we are charging the maximum cost of insurance rate under the policy. Although our ability to change the cost of insurance rate (subject to the maximum rate) can therefore affect whether and how much Rider Credit you may receive, no Rider Credits that we contributed to your policy value prior to such a change would be affected.
The amount of the Rider Credits that are contributed to your policy value in any month also will be reduced if the death benefit under your policy then exceeds $20,000,000. In such cases, the reduction in any Rider Credit will be larger as the death benefit at the time of such credit exceeds $20,000,000.
The amount of any Rider Credit for a month in which the policy is in default (as described under “Lapse and reinstatement”) will be applied first to pay any monthly deductions that are then due and unpaid and next to reduce the Default Payment, with any remaining amount then being contributed to your policy value in accordance with the allocation instructions then in effect for premium payments. The same procedure also will apply for any month in which the policy is being continued in force under the Death Benefit Protection feature, except that no amount will be applied to reduce a Default Payment.
We have the right to change at any time the qualification standards for Status categories. Such changes will be based on our expectations of the impact of those standards on future mortality, policy persistency, our expenses, our capital
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and reserve requirements, and our taxes relating to the policies. Any such changes, however, will be determined prospectively on a basis that does not discriminate unfairly within any class of insured persons. If we change the qualification standards for a Status level, it has an effect on the amount of Rider Credits you may earn for future months, but it will not affect the Rider Credits you have already earned. Also, we may change or terminate any other incentives (such as access to health and fitness information, offers, discounts, tools, or other services designed to encourage the insured to participate in activities that promote a healthy lifestyle) that we may make available from time to time to insured persons under the Healthy Engagement Rider.
If the Healthy Engagement Rider is still in effect on the later of the policy anniversary nearest the insured person’s 80th birthday or the 10th policy anniversary, the rider charge will cease to be deducted, no new Rider Credits will be earned, all previously earned Rider Credits will continue to apply as provided in the rider, and the availability to the insured person of certain benefits under the rider may cease.
You may elect to discontinue the rider at any time by written notice to us. In that case, the rider charge will cease to be deducted, no new Rider Credits will be earned, all previously earned Rider Credits will continue to apply as provided in the rider, and the availability to the insured person of certain benefits under the rider may cease.
If your policy terminates for any reason, the Healthy Engagement Rider also will terminate, although no Rider Credits that we contributed to your policy value prior to the termination will be affected.
Although the standards for determining a Status category may be administered directly by us or through an affiliated or unaffiliated provider that we designate, any termination or change in such third-party provider will not terminate or modify the Healthy Engagement Rider or our obligations thereunder.
There may be costs associated with meeting the standards to qualify for a given Status level that will not be reimbursed by the Company. Examples of such costs include, but are not limited to, health coverage co-pays, health club fees, athletic events, health equipment, health monitoring devices, and athletic attire.
•	Disability Payment of Specified Premium Rider - This rider will deposit the Specified Premium into the policy value of your policy each month during the total disability (as defined in the rider) of the insured person. There is a six month “waiting period” of total disability before deposits begin. Deposits continue until cessation of total disability, but will cease at the insured person’s 65th birthday if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday. The “Specified Premium” is chosen at issue and will be stated in the Policy Specifications page of your policy.
•	Long-Term Care Rider - This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider. The decision to add this rider must be made at issuance of the policy. If you elect this rider, you will also have an option to apply to have a portion of the policy's death benefit advanced to you in the event of terminal illness. Please note that there is a significant risk that ownership of a policy with this rider by anyone other than the insured will cause adverse tax consequences (see “Tax considerations”).
Benefits under the Long-Term Care Rider will not begin until we receive proof that the insured person qualifies and has received “qualified long-term care service,” while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.
There is a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit Amount,” is equal to the amount of the death benefit that may be accelerated under the rider (as of the day the insured qualifies for benefits) multiplied by the Monthly Acceleration Percentage, which is the percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage must be elected when you apply for the policy. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit Amount, for each day of qualified long-term care service in a calendar month, as described in the rider. We will recalculate the Maximum Monthly Benefit Amount if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.
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We restrict your policy value's exposure to market risk when benefits are paid under the Long-Term Care Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the variable investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to a variable investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.
If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the variable investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Accelerated benefits under this rider reduce the Death Benefit Protection Value by the same proportion as the Face Amount.
Finally, please note that there is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the estate of the insured person for purposes of Federal estate tax (see “Tax considerations”).
•	Accelerated Benefit Rider - This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. You must meet the following conditions before we pay the benefit.
You must provide written evidence satisfactory to us that the life insured is terminally ill and has a life expectancy of one year or less.
We must have a signed consent of any irrevocable beneficiary and any assignee.
If you satisfy the above conditions, we will pay you 50% of the eligible death benefit, up to a maximum of $1,000,000. We will not make a payment if it would be less than $10,000. Payment of the benefit will reduce your death benefit and any cash value or loan value under your policy. You should consult your tax adviser and social service agencies before you decide to receive the benefit under this rider. This rider is only available with policies that are individually owned.
•	Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit (“ROP”) Rider. The ROP rider provides an additional death benefit payable upon the death of the insured person. The initial value of your ROP is equal to the Percentage of Premium times your initial premium payment. The Percentage of Premium is selected by you at the time of issue, ranges between 1% to 100%, and is shown in your ROP Policy Specifications page.
We will multiply the Percentage of Premium by each subsequent premium and increase the ROP coverage at the time of the subsequent premium payment by that amount, up to the maximum benefit amount. The amount of ROP coverage cannot exceed the maximum benefit amount, which is determined at issue and is stated in the ROP Rider. This rider is only available at issue with Death Benefit Option 1. It may not be used in conjunction with Disability Payment of Specified Premium or the Long-Term Care Rider.
Variations in policy terms
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Special purchase programs for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.
Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.
Procedures for issuance of a policy
Generally, the policy is available with a minimum Face Amount at issue of $50,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”
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Policies issued in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.
Commencement of insurance coverage
After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).
The policy will take effect only if all of the following conditions are satisfied:
•	The policy is delivered to and received by the applicant.
•	The Minimum Initial Premium is received by us.
•	The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.
The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to take monthly deductions. Policy months, policy years and policy anniversaries are all measured from the Policy Date.
Backdating
Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than six months from the date of application for the policy, the earliest date allowed by New York state law. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.
Temporary coverage prior to policy delivery
If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.
Monthly deduction dates
Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.
Changes that we can make as to your policy
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
•	Combining or removing fixed accounts or variable investment accounts
•	Changes in the form of organization of any separate account
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Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
The owner of the policy
Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term “you” in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. These options include those listed below:
•	Determine when and how much you invest in the variable investment accounts and any fixed account
•	Borrow or withdraw amounts you have in the variable investment account and any fixed account
•	Change the beneficiary who will receive the death benefit
•	Change the amount of insurance
•	Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value
•	Choose the form in which we will pay out the death benefit or other proceeds
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Your beneficiary
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. Until the death of the insured person you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owners or the owner's estate.
Policy cancellation right
You have the right to cancel your policy within ten days after you receive it. This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:
•	John Hancock NY at either of the addresses shown on the back cover of this prospectus, or
•	the John Hancock NY representative who delivered the policy to you.
The date of cancellation will be the date of such mailing or delivery. You will receive a refund of any premiums you’ve paid.
Delay to challenge coverage
We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond the time limit that is specified in your policy, which generally is two years from the Issue Date.
Reports that you will receive
At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each variable investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you
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also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.
Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.
Assigning your policy
You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.
When we pay policy proceeds
General
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within seven days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum. You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can select to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option is chosen, proceeds may be paid as a single sum.
Delay for check clearance
We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
Delay of separate account proceeds
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the variable investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.
Delay of general account surrender proceeds
New York State law allows us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.
How you communicate with us
General rules
You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock NY Service Office at the appropriate address shown on the back cover.
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Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.
•	loans
•	surrenders or withdrawals
•	change of death benefit option
•	increase or decrease in Face Amount
•	change of beneficiary
•	election of payment option for policy proceeds
•	tax withholding elections
•	election of telephone/internet transaction privilege
The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company's secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).
•	transfers of policy value among the variable investment accounts and any fixed account
•	change of allocation among the variable investment accounts and any fixed account for new premium payments
You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.
We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock NY representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.
Telephone, facsimile and internet transactions
If you complete a special authorization form, you can request transfers among the variable investment accounts and any fixed account and changes of allocation among the variable investment accounts and any fixed account simply by telephoning us at 1-877-391-3748, Option 4 or by faxing us at 1-617-572-1571 or through the Company's secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the variable investment accounts and any fixed account involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.
If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.
As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options. To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.
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Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain variable investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 145% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
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Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
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We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if you have elected a Long-Term Care Rider, the rider's benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If you have elected a Long-Term Care Rider, as described in “Optional supplementary benefit riders you can add,” deductions from policy value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
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Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
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•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
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Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
Financial statements reference
The financial statements of John Hancock NY and the Separate Account can be found in the SAI. The financial statements of John Hancock NY should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock NY to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2017, and for each of the two years in the period ended December 31, 2017, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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In addition to this prospectus, John Hancock NY has filed with the SEC an SAI that contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK NY SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Life Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-877-391-3748, Option 4	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-8329—1933 Act File No. 333-221236

Statement of Additional Information
dated April 30, 2018
for interests in
John Hancock Life Insurance Company of New York Separate Account B
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.
John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company of New York Separate Account B (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under NY law. The variable investment accounts shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2017, and for each of the two years in the period ended December 31, 2017, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2017, 2016, and 2015, was $94,706,904, $100,416,732, and $120,545,566, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
3

4

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2017, 2016 and 2015

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2017, 2016 and 2015

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2017 and 2016 and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2017 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 4, 2018

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2017	2016

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$5,079	$4,927
Stocks:
Preferred stocks	7	7
Common stocks	158	153
Mortgage loans on real estate	761	789
Real estate:
Investment properties	229	229
Cash, cash equivalents and short-term investments	11	10
Policy loans	113	104
Derivatives	704	752
Receivable for collateral on derivatives	-	9
Receivable for securities	1	1
Other invested assets	899	654

Total cash and invested assets	7,962	7,635
Investment income due and accrued	77	86
Premiums due and deferred	7	20
Amounts recoverable from reinsurers	22	22
Funds held by or deposited with reinsured companies	888	920
Net deferred tax asset	78	89
Other reinsurance receivable	24	31
Amounts due from affiliates	309	390
Other assets	12	11
Assets held in separate accounts	8,195	7,503

Total admitted assets	$17,574	$16,707

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS – (CONTINUED)

	December 31,
	2017	2016

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$5,941	$5,816
Policyholders’ and beneficiaries funds	251	257
Dividends payable to policyholders	12	15
Policy benefits in process of payment	38	40
Other amount payable on reinsurance	55	41
Other policy obligations	-	1

Total policy and contract obligations	6,297	6,170
Payable to parent and affiliates	147	101
Transfers to (from) separate account, net	(26)	(31)
Asset valuation reserve	164	80
Reinsurance in unauthorized companies	7	10
Funds withheld from unauthorized reinsurers	354	334
Interest maintenance reserve	394	393
Current federal income taxes payable	59	204
Derivatives	395	456
Payables for collateral on derivatives	29	40
Other general account obligations	76	42
Obligations related to separate accounts	8,195	7,503

Total liabilities	16,091	15,302

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2017 and 2016)	2	2
Paid-in surplus	913	913
Unassigned surplus	568	490

Total capital and surplus	1,483	1,405

Total liabilities and capital and surplus	$17,574	$16,707

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$1,073	$1,530	$1,751
Consideration for supplementary contracts with life contingencies	13	9	12
Net investment income	323	314	335
Amortization of interest maintenance reserve	17	18	14
Commissions and expense allowance on reinsurance ceded	32	209	(34)
Reserve adjustment on reinsurance ceded	1	(427)	(8)
Separate account administrative and contract fees	105	103	110
Other revenue	40	40	30

Total premiums and other revenues	1,604	1,796	2,210

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,319	1,334	1,361
Annuity benefits	208	182	164
Disability and long-term care benefits	1	1	1
Interest and adjustments on policy or deposit-type funds	8	(5)	10
Payments on supplementary contracts with life contingencies	9	9	8
Increase (decrease) in life and long-term care reserves	124	213	988

Total benefits paid or provided	1,669	1,734	2,532

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	85	83	164
General expenses	52	50	48
Insurance taxes, licenses and fees	8	7	9
Net transfers to (from) separate accounts	(361)	(347)	(469)
Investment income ceded	36	101	90
Other deductions	(69)	(78)	(113)

Total insurance expenses and other deductions	(249)	(184)	(271)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	184	246	(51)
Dividends to policyholders	17	20	30

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	167	226	(81)
Federal income tax expense (benefit)	25	85	(74)

Income (loss) from operations before net realized capital gains (losses)	142	141	(7)

Net realized capital gains (losses)	(57)	(61)	(11)

Net income (loss)	$85	$80	$(18)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2015	$2	$913	$300	$1,215

Net income (loss)			(18)	(18)
Change in net unrealized capital gains (losses)			26	26
Change in net deferred income tax			(38)	(38)
Decrease (increase) in non-admitted assets			75	75
Change in liability for reinsurance in unauthorized reinsurance			(1)	(1)
Decrease (increase) in asset valuation reserves			(11)	(11)
Change in surplus as a result of reinsurance			55	55
Other adjustments, net			7	7

Balances at December 31, 2015	2	913	395	1,310

Net income (loss)			80	80
Change in net unrealized capital gains (losses)			17	17
Change in net deferred income tax			42	42
Decrease (increase) in non-admitted assets			(28)	(28)
Change in liability for reinsurance in unauthorized reinsurance			(3)	(3)
Decrease (increase) in asset valuation reserves			(8)	(8)
Change in surplus as a result of reinsurance			(17)	(17)
Other adjustments, net			12	12

Balances at December 31, 2016	2	913	490	1,405

Net income (loss)			85	85
Change in net unrealized capital gains (losses)			135	135
Change in net deferred income tax			(145)	(145)
Decrease (increase) in non-admitted assets			104	104
Change in liability for reinsurance in unauthorized reinsurance			3	3
Decrease (increase) in asset valuation reserves			(84)	(84)
Change in surplus as a result of reinsurance			(18)	(18)
Other adjustments, net			(2)	(2)

Balances at December 31, 2017	$2	$913	$568	$1,483

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$1,100	$1,537	$2,446
Net investment income received	338	324	346
Separate account fees	105	103	110
Commissions and expenses allowance on reinsurance ceded	15	192	21
Miscellaneous income	71	50	(147)
Benefits and losses paid	(1,530)	(2,364)	(1,263)
Net transfers from (to) separate accounts	366	355	492
Commissions and expenses (paid) recovered	(107)	(179)	(228)
Dividends paid to policyholders	(21)	(22)	(1)
Federal and foreign income and capital gain taxes (paid) recovered	(176)	34	5

Net cash provided by operating activities	161	30	1,781

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	1,151	3,313	2,021
Stocks	19	62	1
Mortgage loans on real estate	63	40	138
Real estate	3	1	(1)
Other invested assets	119	63	32

Total investment proceeds	1,355	3,479	2,191

Cost of investments acquired:
Bonds	1,279	3,273	1,660
Stocks	2	85	70
Mortgage loans on real estate	35	24	187
Real estate	5	58	4
Other invested assets	267	300	243
Derivatives	69	60	14

Total cost of investments acquired	1,657	3,800	2,178
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(2)	(85)	(23)
Net (increase) decrease in policy loans	(9)	66	(9)

Net cash provided by (used in) investment activities	(313)	(340)	(19)

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(7)	(8)	(6)
Other cash provided (applied)	160	256	(1,796)

Net cash provided by (used in) financing and miscellaneous activities	153	248	(1,802)

Net increase (decrease) in cash, cash equivalents and short-term investments	1	(62)	(40)
Cash, cash equivalents and short-term investments at beginning of year	10	72	112

Cash, cash equivalents and short-term investments at end of year	$11	$10	$72

Non-cash activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) 2015 reinsurance transaction and other affiliate transactions, net	$-	$26	$1,395
Transfer of invested assets for NYL 2015 reinsurance transactions and other affiliates, net	-	(26)	(1,395)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company had two wholly-owned subsidiary C corporations for the purposes of owning real estate, JH Illinois Real Estate Holdings, Inc. (“JHIREH”) and JH California Real Estate Holdings, Inc. (“JHCREH”). These companies were dissolved and six single member LLCs were formed as of December 31, 2016 to hold the real estate. The LLCs are direct subsidiaries of, and wholly-owned by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2017, 2016 and 2015, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. The Company is holding an additional $290 million and $335 million of reserves at December 31, 2017 and 2016, respectively, as a result of asset adequacy testing (“AAT”). At December 31, 2017 and 2016, the Company held reserves of $547 million and $404 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables and using principally the net level premium method and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2017. For the reserve at December 31, 2016, the mean reserve method was used to adjust the calculated terminal reserve to

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

the appropriate reserve. Mean reserves are determined by computing the terminal reserve for the plan and assuming annual premiums have been paid as of the valuation date. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments. Reserves at December 31, 2017 and 2016 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	The deferred premium is never greater than the gross premium.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

The State of New York requires the Company to calculate reserves for guaranteed minimum death benefits for variable universal life under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2017 and 2016, the Company recorded additional reserves of $27 million and $29 million, respectively, pursuant to Regulation 147.

•

The State of New York also requires the Company to calculate reserves for universal life products with secondary guarantees under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2017 and 2016, the Company recorded additional reserves of $231 million and $185 million, respectively, pursuant to Regulation 147. The Company is holding an additional $0 million and $45 million of reserves at December 31, 2017 and 2016, respectively, as a result of AAT.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 17% and 18% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2017 and 2016, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2017 and 2016, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2015, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance was effective December 31, 2016. The guidance had no impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company is awaiting clarification from the New York State Department of Financial Services on this adoption. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision is effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. Early adoption is

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2017, 2016 and 2015.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

		(in millions)
December 31, 2017:
U.S. government and agencies	$2,315	$6	$(118)	$2,203
States and political subdivisions	109	21	-	130
Foreign governments	38	1	(3)	36
Corporate bonds	2,188	204	(5)	2,387
Mortgage-backed and asset-backed securities	429	30	(1)	458

Total bonds	$5,079	$262	$(127)	$5,214

December 31, 2016:
U.S. government and agencies	$2,038	$2	$(206)	$1,834
States and political subdivisions	119	19	(1)	137
Foreign governments	47	3	-	50
Corporate bonds	2,255	163	(16)	2,402
Mortgage-backed and asset-backed securities	468	32	(2)	498

Total bonds	$4,927	$219	$(225)	$4,921

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2017, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$196	$196
Due after one year through five years	1,242	1,246
Due after five years through ten years	467	478
Due after ten years	2,745	2,836
Mortgage-backed and asset-backed securities	429	458

Total	$5,079	$5,214

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2017	2016

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$24	$16
Bonds pledged in support of exchange-traded futures	12	29
Bonds and cash pledged in support of cleared interest rate swaps	14	33

Total fair value	$50	$78

At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-

Total carrying value	$-	$-

At December 31, 2017 and 2016, the Company held below investment grade corporate bonds of $149 million and $169 million, with an aggregate fair value of $154 million and $175 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2017 and 2016, the Company had no Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV).

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2017:
U.S. government and agencies	$458	$(6)	$1,544	$(112)	$2,002	$(118)
States and political subdivisions	4	-	2	-	6	-
Foreign governments	28	(3)	-	-	28	(3)
Corporate bonds	155	(1)	133	(4)	288	(5)
Mortgage-backed and asset-backed securities	36	-	33	(1)	69	(1)
Total	$681	$(10)	$1,712	$(117)	$2,393	$(127)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2016:
U.S. government and agencies	$1,663	$(206)	$-	$-	$1,663	$(206)
States and political subdivisions	20	-	1	(1)	21	(1)
Foreign governments	-	-	-	-	-	-
Corporate bonds	372	(10)	60	(6)	432	(16)
Mortgage-backed and asset-backed securities	68	(2)	5	-	73	(2)
Total	$2,123	$(218)	$66	$(7)	$2,189	$(225)

At December 31, 2017 and 2016, there were 171 and 199 bonds that had a gross unrealized loss of which the single largest unrealized loss was $100 million and $187 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Proceeds	$1,014	$3,109	$1,733
Realized gross gains	43	375	43
Realized gross losses	(18)	(6)	(21)

For the years ended December 31, 2017 and 2016, realized capital losses include $0 million and $5 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 0 and 2 securities, respectively. These are primarily made up of impairments on private bonds.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2017 and 2016.

Affiliate Transactions

In 2017, the Company sold certain bonds to its indirect parent, The Manufacturers Life Insurance Company Bermuda branch (“MLI Bermuda”). These private placements had a book value of $38 million and fair value of $41 million. The Company recognized $3 million in pre-tax realized gains before transfer to the interest maintenance reserve (“IMR”).

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $207 million and fair value of $242 million. The Company recognized $35 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $18 million and fair value of $19 million. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company transferred certain bonds to its parent, JHUSA, in lieu of a reinsurance cash settlement. These bonds had a book value of $26 million and a fair value of $26 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $308 million and fair value of $343 million. The Company recognized $35 million in pre-tax realized gains before transfer to IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $1 million and fair value of $1 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $13 million and fair value of $13 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, John Hancock Life & Health Insurance Company (“JHLH”), for $120 million.

In 2015, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $141 million and a fair value of $152 million. The Company recognized $11 in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $27 million and fair value of $28 million at the date of the transaction. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

Preferred and Common Stocks

Cost and Fair Value of the Company’s investments in Preferred and Common Stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

		(in millions)
December 31, 2017:
Preferred stocks:
Nonaffiliated	$7	$2	$-	$9
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	127	31	-	158
Affiliates*	-	-	-	-

Total stocks	$134	$33	$-	$167

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

		(in millions)
December 31, 2016:
Preferred stocks:
Nonaffiliated	$7	$-	$-	$7
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	143	11	(1)	153
Affiliates*	-	-	-	-

Total stocks	$150	$11	$(1)	$160

*	Affiliates - fair value represents the carrying value

At December 31, 2017 and 2016, there were 1 and 32 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $0 million and $0 million at December 31, 2017 and 2016, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2017, 2016 and 2015, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2017 and 2016, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2017:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$260	East North Central	$121
Industrial	53	East South Central	11
Office buildings	199	Middle Atlantic	118
Retail	183	Mountain	57

Agricultural	-	New England	16
Agribusiness	12	Pacific	253
Mixed use	-	South Atlantic	116
Other	54	West North Central	39
		West South Central	30
		Canada / Other	-

Allowance	-	Allowance	-

Total mortgage loans on real estate	$761	Total mortgage loans on real estate	$761

December 31, 2016:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$261	East North Central	$133
Industrial	70	East South Central	11
Office buildings	190	Middle Atlantic	119
Retail	201	Mountain	58
Agricultural	-	New England	18
Agribusiness	12	Pacific	272
Mixed use	-	South Atlantic	116
Other	55	West North Central	40
		West South Central	22
		Canada / Other	-

Allowance	-	Allowance	-

Total mortgage loans on real estate	$789	Total mortgage loans on real estate	$789

The aggregate mortgages outstanding to any one borrower do not exceed $35 million.

During 2017, the respective maximum and minimum lending rates for mortgage loans issued were 5.01% and 3.49% for commercial loans. The Company issued no new agricultural loans during 2017. The Company issued no purchase money mortgages in 2017 or 2016. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $0 million at December 31, 2017 and 2016, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2017, 2016 and 2015, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2017	2016

	(in millions)
AAA	$64	$54
AA	245	199
A	303	376
BBB	149	160
BB	-	-
B and lower and unrated	-	-

Total	$761	$789

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $25 million and fair value of $27 million at the date of the transaction. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain mortgages from its parent, JHUSA, for $73 million.

In 2015, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2017	2016

	(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	255	251
Properties held for sale	-	-
Less accumulated depreciation	(26)	(22)

Total	$229	$229

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2017, 2016 and 2015, respectively.

Affiliate Transactions

In 2015, the Company formed two new wholly-owned subsidiaries for the purposes of owning real estate and contributed certain of its real estate holdings to the newly formed entities in exchange for all of their equity interests. These properties had aggregate book values of $55 million and fair values of $79 million at the date of the transaction and were contributed on

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

a book value basis which resulted in no impact to the Company’s financial position or results of operations. In 2016, these companies were dissolved and six single member LLCs were formed to hold the real estate. The LLCs are direct subsidiaries of and wholly-owned by the Company.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2017 and 2016.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $4 million, and $0 million of impairments on partnerships and LLCs in 2017, 2016, or 2015. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2017 or 2016.

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2017	2016	2015

	(in millions)
Income:
Bonds	$182	$189	$232
Preferred stocks	-	-	-
Common stocks	1	5	-
Mortgage loans on real estate	39	42	48
Real estate	34	35	29
Policy loans	5	4	5
Cash, cash equivalents and short-term investments	3	1	-
Other invested assets	72	42	35
Derivatives	32	33	29
Other income	(2)	1	2

Total investment income	366	352	380

Expenses
Investment expenses	(35)	(31)	(37)
Investment taxes, licenses and fees, excluding federal income taxes	(3)	(3)	(3)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(4)	(5)

Total investment expenses	(43)	(38)	(45)

Net investment income	$323	$314	$335

Other invested assets above represent income earned from the Company’s investment in JHIMS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,

	2017	2016	2015

	(in millions)
Realized capital gains (losses)	$(21)	$306	$61
Less amount transferred to the IMR (net of related tax benefit (expense) of $(8) in 2017, $(130) in 2016, and $(27) in 2015)	16	241	50

Realized capital gains (losses) before tax	(37)	65	11
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	20	126	22

Net realized capital gains (losses)	$(57)	$(61)	$(11)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships and replication (synthetic asset) transactions (“RSATs”):

December 31, 2017
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$6	$-	$17	$1
	Foreign currency swaps	-	-	-	-	-

Cash flow hedges	Interest rate swaps	36	-	-	8	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$248	$6	$-	$25	$1

Other Hedging Relationships
	Interest rate swaps	$7,912	$697	$395	$697	$395
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity index options	47	1	-	1	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$7,959	$698	$395	$698	$395

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$8,207	$704	$395	$723	$396

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

December 31, 2016
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$6	$-	$20	$-
	Foreign currency swaps	-	-	-	-	-

Cash flow hedges	Interest rate swaps	123	-	-	22	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$335	$6	$-	$42	$-

Other Hedging Relationships
	Interest rate swaps	$10,917	$745	$456	$745	$456
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity index options	23	1	-	1	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$10,940	$746	$456	$746	$456

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$11,275	$752	$456	$788	$456

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2017, 2016 and 2015, the Company recorded net unrealized gains of $7 million, $19 million, and $19 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the year ended December 31, 2017, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 3 years.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains (losses) of ($1) million, $0 million, and $0 million (including ($1) million, $0 million, and $0 million of gains (losses) for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2017, 2016 and 2015, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2017, 2016 and 2015 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$12	$8	$32
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Equity total return swaps	-	-	-
Equity index options	1	1	-
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$13	$9	$32

Net realized capital gain (loss):
Interest rate swaps	$(1)	$-	$-
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Interest rate futures	(5)	4	(5)
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Equity total return swaps	-	-	-
Equity index options	2	(1)	-
Equity index futures	(65)	(63)	(10)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(69)	$(60)	$(15)

Total gain (loss) from derivatives in other hedging relationships	$(56)	$(51)	$17

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2017 and 2016, the Company had accepted collateral consisting of cash of $29 million and $40 million and various securities with a fair value of $394 million and $371 million, respectively, which are held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate –The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	158	158	126	-	32

Total common stocks	158	158	126	-	32
Derivatives:
Interest rate swaps	697	697	-	697	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	698	698	-	698	-
Assets held in separate accounts	8,195	8,195	8,195	-	-

Total assets	$9,051	$9,051	$8,321	$698	$32

Liabilities:
Derivatives:
Interest rate swaps	$395	$395	$-	$395	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	395	395	-	395	-
Liabilities held in separate accounts	8,195	8,195	8,195	-	-

Total liabilities	$8,590	$8,590	$8,195	$395	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	153	153	119	-	34

Total common stocks	153	153	119	-	34
Derivatives:
Interest rate swaps	745	745	-	745	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	746	746	-	746	-
Assets held in separate accounts	7,503	7,503	7,503	-	-

Total assets	$8,402	$8,402	$7,622	$746	$34

Liabilities:
Derivatives:
Interest rate swaps	$456	$456	$-	$456	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	456	456	-	456	-
Liabilities held in separate accounts	7,503	7,503	7,503	-	-

Total liabilities	$7,959	$7,959	$7,503	$456	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$5,079	$5,214	$-	$4,958	$256
Preferred stocks	7	9	-	-	9
Mortgage loans on real estate	761	829	-	-	829
Cash, cash equivalents and short term investments	11	11	11	-	-
Policy loans	113	113	-	113	-
Derivatives in effective hedge accounting and RSAT relationships	6	25	-	25	-

Total assets	$5,977	$6,201	$11	$5,096	$1,094

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	78	77	-	-	77
Policyholders’ and beneficiaries funds	127	155	-	155	-
Derivatives in effective hedge accounting and RSAT relationships	-	1	-	1	-

Total liabilities	$205	$233	$-	$156	$77

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$4,927	$4,921	$-	$4,612	$309
Preferred stocks	7	7	-	-	7
Mortgage loans on real estate	789	851	-	-	851
Cash, cash equivalents and short term investments	10	10	10	-	-
Policy loans	104	104	-	104	-
Derivatives in effective hedge accounting and RSAT relationships	6	42	-	42	-

Total assets	$5,843	$5,935	$10	$4,758	$1,167

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	82	81	-	-	81
Policyholders’ and beneficiaries funds	126	151	-	151	-
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-

Total liabilities	$208	$232	$-	$151	$81

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2017 and 2016, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2017 and 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2017, 2016 and 2015, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2017	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2017

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	34	-	-	-	-	-	(2)	-	-	-	32

Total common stocks	34	-	-	-	-	-	(2)	-	-	-	32

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$34	$-	$-	$-	$-	$-	$(2)	$-	$-	$-	$32

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2016	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2016

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	8	-	1	-	25	-	-	-	-	-	34

Total common stocks	8	-	1	-	25	-	-	-	-	-	34

Net derivatives	-	-	-	-	-	-	-	-	-	-	-

Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$8	$-	$1	$-	$25	$-	$-	$-	$-	$-	$34

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2015	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2015

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	4	-	4	-	-	-	-	-	-	-	8

Total common stocks	4	-	4	-	-	-	-	-	-	-	8

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$4	$-	$4	$-	$-	$-	$-	$-	$-	$-	$8

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums earned
Direct	$1,091	$1,085	$1,021
Assumed	206	219	1,079
Ceded	(224)	226	(349)

Net	$1,073	$1,530	$1,751

Benefits to policyholders ceded	$(403)	$(482)	$(544)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2017, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2017, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2017, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $702 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $2,295 million of invested assets and $1,344 million in net policy liabilities. In addition, the Company recognized $952 million of FWH assets. The transactions resulted in a pre-tax loss of $134 million, including a ceding commission paid of $66 million, and an increase in surplus of $70 million, net of tax, which was deferred and amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

	Year ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(69)	$(84)	$(2,189)
Premiums assumed	27	34	875
Benefits ceded	(157)	(185)	(85)
Benefits assumed	63	74	34

Other amounts payable on reinsurance	(3)	(4)	332
Funds held by or deposited with reinsured companies	888	920	930

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to JHUSA from the Company was recaptured. This recapture was necessary to complete the NYL Agreements, because the policies under this agreement are the same policies at risk under the NYL Agreements. The recapture resulted in a decrease in FWH liability of $1,919 million and an increase in net policy assets and liabilities of $1,918 million, as well as a pre-tax loss of $149 million and a decrease in surplus, net of tax, of $96 million.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums assumed, net	$177	$183	$2,231
Benefits assumed, net	424	427	436

Other reinsurance receivable	4	9	1
Other amounts payable on reinsurance	46	41	60
Funds withheld from unauthorized reinsurers	-	-	-
Treaty settlement received (paid)	(227)	(246)	(527)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

structured reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from JHUSA to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from JHUSA to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”):

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$-	$422	$-
Benefits ceded	(5)	(21)	(42)

Other amounts payable on reinsurance	-	-	3
Funds withheld from unauthorized reinsurers	4	9	15
Treaty Settlement received (paid)	-	56	(1)

The Company reinsures a portion of the risk related to certain annuity policies with JHRECO. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On July 1, 2016, the Company recaptured the annuity policies reinsured with JHRECO. The recapture resulted in pre-tax income of $59 million, of which $422 million was ceded premium, and an increase in surplus, net of tax, of $38 million.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(4)	$-	$-
Benefits ceded	(11)	(12)	(8)

Other reinsurance receivable	-	-	1
Other amounts payable on reinsurance	1	-	-
Funds withheld from unauthorized reinsurers	350	325	316
Treaty Settlement received (paid)	(3)	60	2

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

On October 1, 2016, the Company recaptured a block of no-lapse guarantee riders on universal life contracts ceded to an affiliate, Manulife Reinsurance Limited (“MRL”), resulting in a pre-tax loss of approximately $14 million and a decrease in surplus, net of tax, of $9 million.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2017
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
(a) Gross deferred tax assets	$256	$2	$258
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	256	2	258
(d) Deferred tax assets nonadmitted	57	-	57

(e) Subtotal net admitted deferred tax asset (c - d)	199	2	201
(f) Deferred tax liabilities	98	25	123

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$101	$(23)	$78

	December 31, 2016
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
(a) Gross deferred tax assets	$391	$2	$393
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	391	2	393
(d) Deferred tax assets nonadmitted	160	-	160

(e) Subtotal net admitted deferred tax asset (c - d)	231	2	233
(f) Deferred tax liabilities	109	36	145

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$122	$(34)	$88

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
(a) Gross deferred tax assets	$(135)	$-	$(135)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	(135)	-	(135)
(d) Deferred tax assets nonadmitted	(103)	-	(103)

(e) Subtotal net admitted deferred tax asset (c - d)	(32)	-	(32)
(f) Deferred tax liabilities	(11)	(11)	(22)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(21)	$11	$(10)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

			December 31, 2017
			(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

			(in millions)
2.	Admission calculation components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks.		$-	$-	$-
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)			78	-	78
	1.	Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	78	-	78
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	211	-	211
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.		121	2	123

(d)	Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))		$199	$2	$201

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

			December 31, 2016
			(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

			(in millions)
2.	Admission calculation components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks.		$88	$-	$88
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)			-	-	-
	1.	Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	-	-	-
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	197	-	197
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.		143	2	145

(d)	Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))		$231	$2	$233

			Change
			(7)	(8)	(9)
			(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
			Ordinary	Capital	Total

			(in millions)
2.	Admission calculation components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks.		$(88)	$-	$ (8	8)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)			78	-	78
	1.	Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	78	-	78
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	14	-	14
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.		(22)	-	(22)

(d)	Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))		$(32)	$-	$ (32)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

		2017	2016

		(in millions)
(a)	Ratio percentage used to determine recovery period and threshold limitation amount	1170%	1324%
(b)	Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,404	$1,316

Impact of tax planning strategies is as follows:

			December 31, 2017
			(1)	(2)
			Ordinary	Capital

			(in millions)
(a)	Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
	1.	Adjusted Gross DTAs Amount From Note 9A1(c)	$256	$2
	2.	Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
	3.	Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$199	$2
	4.	Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

			December 31, 2016
			(3)	(4)
			Ordinary	Capital

			(in millions)
(a)	Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
	1.	Adjusted Gross DTAs Amount From Note 9A1(c)	$391	$2
	2.	Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
	3.	Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$231	$2
	4.	Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

			Change
			(5)	(6)
			(Col 1 - 3)	(Col 2 - 4)
			Ordinary	Capital

			(in millions)
(a)	Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
	1.	Adjusted Gross DTAs Amount From Note 9A1(c)	$(135)	$-
	2.	Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
	3.	Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(32)	$-
	4.	Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1) 2017	(2) 2016	(3) (Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$25	$85	$(60)
(b) Foreign	-	-	-

(c) Subtotal	25	85	(60)
(d) Federal income tax on net capital gains	20	126	(106)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$45	$211	$(166)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1) 2017	(2) 2016	(3) (Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	235	356	(121)
(4) Investments	1	3	(2)
(5) Deferred acquisition costs	11	11	-
(6) Policyholder dividends accrual	3	5	(2)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	-	1	(1)
(12) Tax credit carry-forward	2	11	(9)
(13) Other (including items <5% of total ordinary tax assets)	4	4	-

(99) Subtotal	$256	$391	$(135)
(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	57	160	(103)

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$199	$231	$(32)
(e) Capital:
(1) Investments	$2	$2	$-
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$2	$2	$-
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$2	$2	$-
(i) Admitted deferred tax assets (2(d)+2(h))	$201	$233	$(32)
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$76	$72	$4
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	1	7	(6)
(4) Policyholder reserves	15	-	15
(5) Other (including items <5% of total ordinary tax liabilities)	6	30	(24)

(99) Subtotal	$98	$109	$(11)
(b) Capital:
(1) Investments	$25	$36	$(11)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$25	$36	$(11)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$123	$145	$(22)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$78	$88	$(10)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2017	2016	Change

	(in millions)
Total deferred tax assets	$258	$393	$(135)
Total deferred tax liabilities	123	145	(22)

Net deferred tax assets (liabilities)	$135	$248	$(113)

Tax effect of unrealized gains and losses			25
Tax effect of unrealized foreign exchange gains (losses)			-
Other			7

Change in net deferred income taxes			$(145)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Ordinary provisions computed at statutory rate	$58	$79	$(28)
Net realized capital gains (losses) before IMR at statutory rate	(7)	107	21
Change in nonadmitted assets	-	-	-
Reinsurance	(6)	(7)	18
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	-	-
Amortization of IMR	(6)	(6)	(19)
Tax recorded in surplus	-	1	2
Dividend received deduction	(6)	(8)	(7)
Investment in subsidiaries	-	-	1
Prior year adjustment	4	(6)	(1)
Tax credits	(1)	(1)	(1)
Change in tax reserve	1	10	1
Pension	-	-	-
Tax rate change	152
Other	1	-	-

Total	$190	$169	$(13)

Federal and foreign income taxes incurred	$25	$85	$(74)
Capital gains tax	20	126	23
Change in net deferred income taxes	145	(42)	38

Total statutory income tax expense (benefit)	$190	$169	$(13)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2017, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Alternative minimum tax credit	2003		$-
	2004		1
	2005		1

			$2

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision is repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $17 million, $128 million and $0 million for 2017, 2016 and 2015, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Company of Vermont
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company (USA)
Hancock Forest Management Inc.	John Hancock Natural Resource Corp.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Financial Corporation	Signator Investors Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation
John Hancock Insurance Agency Inc.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are ($56) million and ($192) million at December 31, 2017 and 2016, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

In August 2017, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2017	2016

	(in millions)
Balance at beginning of year	$17	$9
Additions based on tax positions related to the current year	1	1
Payments	-	(2)
Additions for tax positions of prior years	(4)	13
Reductions for tax positions of prior years	(3)	(4)

Balance at end of year	$11	$17

Included in the balances as of December 31, 2017 and 2016, are $15 million and $17 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2017 and 2016 are $4 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $0 million of interest benefit in each of the years ended December 31, 2017, 2016, and 2015, respectively. The Company had approximately $6 million and $1 million accrued for interest as of December 31, 2017 and 2016, respectively. The Company did not recognize any material penalties for the years ended December 31, 2017, 2016 and 2015.

With the enactment of the Tax Cuts and Jobs Act (the “Act”) on December 22, 2017, the Company has applied existing guidance to the best available information in the recording of its tax provisions reflected in the 2017 financial statements. In 2018, the Company will adjust its provisional amounts as further regulatory and IRS guidance emerges. Deferred Tax Assets and Deferred Tax Liabilities for Actuarial Liabilities both include a provisional amount of $31 million until policy level tax reserve computations are finalized. The revaluation of deferred tax assets and liabilities from 35% to 21% resulted in the following impacts: Change in Net Unrealized Capital Gains (Losses) less Capital Gains Tax, $64 million; Change in Net Deferred Income Tax, ($152) million, and Change in nonadmitted, $37 million.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid no shareholder dividends to its parent, JHUSA, in 2017, 2016 and 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus - (continued)

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2017 and 2016, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $65 million, $62 million, and $68 million at December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017 and 2016, the Company had amounts payable of $15 million and $12 million, respectively.

The Company has an Administrative Service Agreement with JHIMS and John Hancock Advisors (“JHA”) pursuant to which the Company will provide certain administrative and related functional support services as required by JHIMS and JHA in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHIMA and JHA. For such services, JHIMS and JHA will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $16 million and $16 million for the years ended December 31, 2017 and 2016, respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2017, 2016 and 2015, the Company was billed by JHD for underwriting commissions of $64 million, $61 million, and $69 million, respectively. The Company had amounts payable for services provided of $3 million and $3 million at December 31, 2017 and 2016, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2017 and 2016.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2017 and 2016, the Company had a receivable from JHUSA in the amount of $170 million and $263 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHIMS relating to distributions of $1 million and $1 million, which were included in investment income due and accrued at December 31, 2017 and 2016, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company also enters into reinsurance transactions with its affiliates. Please refer to the Reinsurance Note for further details.

During 2016, the Company received dividends of $3 million from JHCREH prior to the entity being dissolved. These dividends are included in the Company’s net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $27 million, to purchase other invested assets of $493 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2017. Approximately 29% of these commitments expire in 2018.

Contingencies: As of December 31, 2017, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$82	$-	$-	$82	1%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	7,903	7,903	73%

Total with adjustment or at fair value	85	-	7,903	7,988	74%
At book value without adjustment (minimal or no charge or adjustment)	1,425	-	-	1,425	13%
Not subject to discretionary withdrawal	1,392	-	2	1,394	13%

Total (gross)	2,902	-	7,905	10,807	100%

Reinsurance ceded	1,090	-	-	1,090

Total (net)	$1,812	$-	$7,905	$9,717

	December 31, 2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$97	$-	$-	$97	1%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	7,255	7,255	70%

Total with adjustment or at fair value	100	-	7,255	7,355	71%
At book value without adjustment (minimal or no charge or adjustment)	1,532	-	-	1,532	15%
Not subject to discretionary withdrawal	1,410	-	2	1,412	14%

Total (gross)	3,042	-	7,257	10,299	100%

Reinsurance ceded	1,176	-	-	1,176

Total (net)	$1,866	$-	$7,257	$9,123

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with guaranteed minimum income benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2017 and 2016. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction

	December 31,
(in millions)	2017	2016

Group Annuity Contracts (401K)	$4,930	$4,296
Variable and Fixed Annuities	2,982	2,972
Life Insurance	283	235

Total	$8,195	$7,503

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2017	$16	$3
2016	$17	$4
2015	$18	$2
2014	$19	$5
2013	$20	$5

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2017	2016

	(in millions, except for ages)
Account value	$3,037	$3,021
Amount of reserve held	128	185
Net amount at risk - gross	238	402
Weighted average attained age	69	68

The following assumptions and methodology were used to determine the amounts above at December 31, 2017 and 2016:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2017 and 2016, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2017 and 2016, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2017	2016

	(in millions)
Type of Fund
Equity	$1,822	$1,585
Balanced	918	1,239
Bonds	408	355
Money Market	21	23

Total	$3,169	$3,202

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,
	2017	2016

	(in millions)
Premiums, deposits and other considerations	$785	$806

Reserves for accounts with assets at:
Fair value	8,170	7,472
Amortized cost	-	-

Total	$8,170	$7,472

	December 31,
	2017	2016

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	108	99
At fair value	7,993	7,318
At book value without fair value adjustments and with current surrender charge of less than 5%	66	53

Subtotal	8,167	7,470
Not subject to discretionary withdrawal	3	2

Total	$8,170	$7,472

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2017	2016	2015

	(in millions)
Transfers to separate accounts	$947	$1,022	$934
Transfers from separate accounts	1,308	1,369	1,403

Net transfers to (from) separate accounts	$(361)	$(347)	$(469)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2017, 2016 and 2015.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2017, 2016 and 2015.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2017, 2016 and 2015.

16. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2017 financial statements through April 4, 2018, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York Separate Account B

December 31, 2017

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

December  31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of

John Hancock Life Insurance Company of New York Separate Account B

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account B (the “Separate Account”) comprised of the following sub-accounts as listed below as of December 31, 2017, and the related statements of operations and changes in contract owners’ equity for the sub-accounts for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account B at December 31, 2017, the results of their operations and changes in contract owners’ equity for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual sub-accounts constituting John Hancock Life		Statement of operations and changes
Insurance Company of New York Separate Account B		in contract owners’ equity

500 Index Fund Series NAV	Lifestyle Growth Portfolio Series I	For each of the two years in the period ended December 31, 2017
Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series NAV	Lifestyle Moderate Portfolio Series NAV
Alpha Opportunities Trust Series I	M Capital Appreciation
Alpha Opportunities Trust Series NAV	M International Equity
American Asset Allocation Trust Series I	M Large Cap Growth
American Global Growth Trust Series I	M Large Cap Value
American Growth Trust Series I	Managed Volatility Aggressive Portfolio Series I
American Growth-Income Trust Series I	Managed Volatility Aggressive Portfolio Series NAV
American International Trust Series I	Managed Volatility Balanced Portfolio Series I
Blue Chip Growth Trust Series I	Managed Volatility Balanced Portfolio Series NAV
Blue Chip Growth Trust Series NAV	Managed Volatility Conservative Portfolio Series I
Bond Trust Series I	Managed Volatility Conservative Portfolio Series NAV
Bond Trust Series NAV	Managed Volatility Growth Portfolio Series I
Capital Appreciation Trust Series I	Managed Volatility Growth Portfolio Series NAV
Capital Appreciation Trust Series NAV	Managed Volatility Moderate Portfolio Series I
Capital Appreciation Value Trust Series I	Managed Volatility Moderate Portfolio Series NAV

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Capital Appreciation Value Trust Series NAV	Mid Cap Index Trust Series I
Core Bond Trust Series I	Mid Cap Index Trust Series NAV
Core Bond Trust Series NAV	Mid Cap Stock Trust Series I
Emerging Markets Value Trust Series I	Mid Cap Stock Trust Series NAV
Emerging Markets Value Trust Series NAV	Mid Value Trust Series I
Equity Income Trust Series I	Mid Value Trust Series NAV
Equity Income Trust Series NAV	Money Market Trust Series I
Financial Industries Trust Series I	PIMCO All Asset
Financial Industries Trust Series NAV	Real Estate Securities Trust Series I
Fundamental All Cap Core Trust Series I	Real Estate Securities Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Science & Technology Trust Series I
Fundamental Large Cap Value Trust Series I	Science & Technology Trust Series NAV
Fundamental Large Cap Value Trust Series NAV	Short Term Government Income Trust Series I
Global Bond Trust Series I	Short Term Government Income Trust Series NAV
Global Bond Trust Series NAV	Small Cap Growth Trust Series I
Global Trust Series I	Small Cap Growth Trust Series NAV
Global Trust Series NAV	Small Cap Index Trust Series I
Health Sciences Trust Series I	Small Cap Index Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Opportunities Trust Series I
High Yield Trust Series I	Small Cap Opportunities Trust Series NAV
High Yield Trust Series NAV	Small Cap Value Trust Series I
International Equity Index Series I	Small Cap Value Trust Series NAV
International Equity Index Series NAV	Small Company Value Trust Series I
International Growth Stock Trust Series I	Small Company Value Trust Series NAV
International Growth Stock Trust Series NAV	Strategic Income Opportunities Trust Series I
International Small Company Trust Series I	Strategic Income Opportunities Trust Series NAV
International Small Company Trust Series NAV	Total Bond Market Series Trust NAV
International Value Trust Series I	Total Stock Market Index Trust Series I
International Value Trust Series NAV	Total Stock Market Index Trust Series NAV
Investment Quality Bond Trust Series I	Ultra Short Term Bond Trust Series I
Investment Quality Bond Trust Series NAV	Ultra Short Term Bond Trust Series NAV

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Lifestyle Aggressive Portfolio Series NAV	Utilities Trust Series I
Lifestyle Balanced Portfolio Series NAV	Utilities Trust Series NAV
Lifestyle Conservative Portfolio Series NAV
Money-Market Trust Series NAV		For the period from April 29, 2016 (commencement of operations) through December 31, 2016 and for the year ended December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the sub-accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the fund companies, or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1999.

Boston, Massachusetts

April 4, 2018

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	500 Index Fund Series NAV (a)	Active Bond Trust Series I	Active Bond Trust Series NAV	Alpha Opportunities Trust Series I	Alpha Opportunities Trust Series NAV	American Asset Allocation Trust Series I
Total Assets
Investments at fair value	$21,067,385	$434,836	$1,282,243	$5,414	$189,431	$5,030,425

Units outstanding	368,827	18,205	16,440	189	6,242	259,189
Unit value	$57.12	$23.89	$78.00	$28.65	$30.35	$19.41

Shares	654,470	45,437	133,846	535	18,700	352,024
Cost	$16,804,153	$444,437	$1,316,479	$5,679	$212,484	$4,894,449

(a)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	American Global Growth Trust Series I	American Growth Trust Series I	American Growth- Income Trust Series I	American International Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV
Total Assets
Investments at fair value	$374,223	$3,440,528	$2,931,701	$2,325,303	$902,357	$8,271,393

Units outstanding	18,208	101,249	95,364	93,553	24,814	44,270
Unit value	$20.55	$33.98	$30.74	$24.86	$36.36	$186.84

Shares	23,244	170,577	165,726	106,033	25,841	236,867
Cost	$341,646	$3,289,655	$2,951,979	$1,926,322	$812,088	$7,473,071

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Bond Trust Series I	Bond Trust Series NAV	Capital Appreciation Trust Series I	Capital Appreciation Trust Series NAV	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV
Total Assets
Investments at fair value	$21,632	$1,197,752	$417,085	$1,238,800	$558	$5,393,596

Units outstanding	1,810	99,974	11,184	33,799	24	234,562
Unit value	$11.95	$11.98	$37.29	$36.65	$23.25	$22.99

Shares	1,612	89,318	28,470	84,444	47	451,347
Cost	$21,947	$1,223,915	$386,800	$1,126,131	$559	$5,339,791

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Core Bond Trust Series I	Core Bond Trust Series NAV	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I	Equity Income Trust Series NAV
Total Assets
Investments at fair value	$619,313	$2,789,985	$93,845	$1,347,518	$568,075	$4,143,804

Units outstanding	28,700	160,849	5,251	93,810	15,843	69,877
Unit value	$21.58	$17.35	$17.87	$14.36	$35.86	$59.30

Shares	47,348	214,284	8,828	127,005	32,461	237,876
Cost	$635,625	$2,855,774	$90,636	$1,193,658	$560,041	$4,032,111

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Financial Industries Trust Series I	Financial Industries Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV
Total Assets
Investments at fair value	$116,300	$841,945	$1,487	$924,446	$806,334	$2,555,659

Units outstanding	3,671	22,044	28	29,608	22,223	99,869
Unit value	$31.68	$38.19	$53.11	$31.22	$36.28	$25.59

Shares	7,759	56,317	58	35,610	37,750	119,591
Cost	$98,443	$717,587	$1,388	$774,396	$663,608	$2,056,571

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Global Bond Trust Series I	Global Bond Trust Series NAV	Global Trust Series I	Global Trust Series NAV	Health Sciences Trust Series I	Health Sciences Trust Series NAV
Total Assets
Investments at fair value	$244,913	$1,733,514	$105,538	$1,360,874	$356,401	$2,315,597

Units outstanding	10,503	52,005	4,587	64,677	4,017	33,430
Unit value	$23.32	$33.33	$23.01	$21.04	$88.72	$69.27

Shares	18,941	134,694	4,817	62,197	14,239	91,273
Cost	$242,190	$1,703,625	$96,056	$1,218,113	$370,843	$2,615,561

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	High Yield Trust Series I	High Yield Trust Series NAV	International Equity Index Series I (b)	International Equity Index Series NAV (c)	International Growth Stock Trust Series I	International Growth Stock Trust Series NAV
Total Assets
Investments at fair value	$338,189	$2,586,843	$223,090	$3,482,185	$93,597	$621,479

Units outstanding	13,214	106,658	15,395	61,157	6,411	42,451
Unit value	$25.59	$24.25	$14.49	$56.94	$14.60	$14.64

Shares	63,569	493,672	12,098	188,839	5,046	33,485
Cost	$354,723	$2,738,398	$185,049	$2,995,759	$80,098	$548,915

(b)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.
(c)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	International Small Company Trust Series I	International Small Company Trust Series NAV	International Value Trust Series I	International Value Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV
Total Assets
Investments at fair value	$39,725	$1,375,755	$371,238	$1,835,053	$199,379	$612,006

Units outstanding	1,938	66,823	12,789	97,887	7,987	35,329
Unit value	$20.50	$20.59	$29.03	$18.75	$24.96	$17.32

Shares	2,497	86,417	25,924	129,139	17,882	55,086
Cost	$31,643	$1,071,658	$326,799	$1,632,764	$203,406	$619,803

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Lifestyle Aggressive Portfolio Series NAV (d)	Lifestyle Balanced Portfolio Series NAV (e)	Lifestyle Conservative Portfolio Series NAV (f)	Lifestyle Growth Portfolio Series I (g)	Lifestyle Growth Portfolio Series NAV (h)	Lifestyle Moderate Portfolio Series NAV (i)
Total Assets
Investments at fair value	$212,968	$1,971,175	$108,201	$724	$15,901,661	$931,565

Units outstanding	15,000	153,999	9,132	61	1,181,202	74,655
Unit value	$14.20	$12.80	$11.85	$11.87	$13.46	$12.48

Shares	14,067	131,675	8,087	44	969,613	64,513
Cost	$179,486	$1,888,002	$109,041	$642	$15,235,091	$901,256

(d)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series NAV.
(e)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series NAV.
(f)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series NAV.
(g)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.
(h)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(i)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	M Capital Appreciation	M International Equity	M Large Cap Growth	M Large Cap Value	Managed Volatility Aggressive Portfolio Series I (j)	Managed Volatility Aggressive Portfolio Series NAV (k)
Total Assets
Investments at fair value	$552,256	$594,825	$802,854	$771,000	$580,268	$16,094,149

Units outstanding	4,823	15,113	10,937	25,809	24,098	730,611
Unit value	$114.50	$39.36	$73.41	$29.87	$24.08	$22.03

Shares	17,678	43,802	29,724	55,348	48,762	1,352,449
Cost	$524,993	$532,416	$655,001	$725,664	$458,870	$13,101,334

(j)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(k)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Managed Volatility Balanced Portfolio Series I (l)	Managed Volatility Balanced Portfolio Series NAV (m)	Managed Volatility Conservative Portfolio Series I (n)	Managed Volatility Conservative Portfolio Series NAV (o)	Managed Volatility Growth Portfolio Series I (p)	Managed Volatility Growth Portfolio Series NAV (q)
Total Assets
Investments at fair value	$5,309,880	$40,304,851	$71,391	$19,180,381	$2,028,591	$37,921,954

Units outstanding	194,100	1,958,657	2,743	1,034,685	79,341	1,796,501
Unit value	$27.36	$20.58	$26.03	$18.54	$25.57	$21.11

Shares	409,713	3,102,760	6,219	1,666,410	139,422	2,602,742
Cost	$5,000,111	$39,924,623	$75,749	$19,690,855	$1,663,092	$33,962,222

(l)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series NAV.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.
(o)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series NAV.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.
(q)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Managed Volatility Moderate Portfolio Series I (r)	Managed Volatility Moderate Portfolio Series NAV (s)	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV
Total Assets
Investments at fair value	$827,603	$10,592,904	$579,781	$3,448,238	$364,098	$1,636,990

Units outstanding	30,411	524,587	10,168	92,084	8,073	16,652
Unit value	$27.21	$20.19	$57.02	$37.45	$45.10	$98.31

Shares	67,121	858,420	25,208	149,923	20,432	90,793
Cost	$773,250	$10,911,091	$538,203	$3,173,398	$339,065	$1,492,068

(r)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust Series I	Money-Market Trust Series NAV	PIMCO All Asset	Real Estate Securities Trust Series I
Total Assets
Investments at fair value	$275,908	$1,237,742	$2,225,439	$5,458,632	$444,896	$257,349

Units outstanding	7,956	23,213	164,241	541,801	24,299	4,398
Unit value	$34.68	$53.32	$13.55	$10.07	$18.31	$58.52

Shares	23,785	107,350	2,225,439	5,458,632	40,298	13,057
Cost	$265,717	$1,234,054	$2,225,439	$5,458,632	$436,538	$235,853

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Real Estate Securities Trust Series NAV	Science & Technology Trust Series I	Science & Technology Trust Series NAV	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Growth Trust Series I
Total Assets
Investments at fair value	$1,658,336	$356,359	$2,140,521	$328,369	$497,281	$36,150

Units outstanding	10,218	13,559	48,747	30,365	45,804	1,109
Unit value	$162.30	$26.28	$43.91	$10.81	$10.86	$32.60

Shares	84,652	11,891	70,738	27,319	41,371	3,569
Cost	$1,327,766	$276,008	$1,781,114	$335,983	$518,667	$32,168

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Small Cap Growth Trust Series NAV	Small Cap Index Trust Series I	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV	Small Cap Value Trust Series I
Total Assets
Investments at fair value	$1,352,184	$169,439	$2,173,872	$138,728	$846,526	$97,772

Units outstanding	34,902	3,945	63,381	2,794	34,553	3,167
Unit value	$38.74	$42.95	$34.30	$49.65	$24.50	$30.87

Shares	131,920	10,531	135,023	4,334	26,579	4,828
Cost	$1,350,344	$140,728	$1,912,482	$136,138	$780,350	$93,341

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Small Cap Value Trust Series NAV	Small Company Value Trust Series I	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Series Trust NAV (t)
Total Assets
Investments at fair value	$1,680,559	$110,878	$1,497,020	$175,629	$1,889,818	$776,376

Units outstanding	19,330	1,995	47,034	6,053	87,688	30,950
Unit value	$86.94	$55.58	$31.83	$29.02	$21.55	$25.08

Shares	83,278	5,315	71,937	12,801	138,145	76,793
Cost	$1,753,538	$100,197	$1,533,166	$173,968	$1,855,017	$798,796

(t)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV	Utilities Trust Series I	Utilities Trust Series NAV
Total Assets
Investments at fair value	$417,549	$4,549,806	$24,000	$341,184	$116,985	$1,676,086

Units outstanding	12,952	42,317	2,361	33,446	2,878	51,453
Unit value	$32.24	$107.52	$10.17	$10.20	$40.65	$32.58

Shares	18,649	203,298	2,103	29,902	8,285	118,871
Cost	$373,921	$3,605,052	$24,596	$348,795	$111,204	$1,621,284

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2017 (a)	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$340,849	$265,223	$13,516	$11,110	$42,560	$38,762
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	340,849	265,223	13,516	11,110	42,560	38,762

Realized gains (losses) on investments:
Capital gain distributions received	241,594	183,530	—	—	—	—
Net realized gain (loss)	405,546	326,614	(885)	7,013	(1,941)	(5,618)

Realized gains (losses)	647,140	510,144	(885)	7,013	(1,941)	(5,618)

Unrealized appreciation (depreciation) during the period	2,697,367	646,619	1,440	(1,126)	15,343	10,606

Net increase (decrease) in net assets from operations	3,685,356	1,421,986	14,071	16,997	55,962	43,750

Changes from principal transactions:
Purchase payments	1,196,172	897,636	9,245	8,670	125,128	139,435
Transfers between sub-accounts and the company	411,724	4,909,415	142,496	(67,649)	78,215	44,543
Transfers on general account policy loans	105,944	132,890	472	(9,089)	(180)	(1,181)
Withdrawals	(210,260)	(105,610)	(3,036)	(2)	(9,647)	(65,050)
Annual contract fee	(962,309)	(714,131)	(15,201)	(16,127)	(44,280)	(38,236)

Net increase (decrease) in net assets from principal transactions	541,271	5,120,200	133,976	(84,197)	149,236	79,511

Total increase (decrease) in net assets	4,226,627	6,542,186	148,047	(67,200)	205,198	123,261
Net assets at beginning of period	16,840,758	10,298,572	286,789	353,989	1,077,045	953,784

Net assets at end of period	$21,067,385	$16,840,758	$434,836	$286,789	$1,282,243	$1,077,045

	2017	2016	2017	2016	2017	2016
Units, beginning of period	360,358	252,214	12,589	16,213	14,485	13,404
Units issued	42,351	155,151	6,315	2,915	3,087	3,255
Units redeemed	(33,882)	(47,007)	(699)	(6,539)	(1,132)	(2,174)

Units, end of period	368,827	360,358	18,205	12,589	16,440	14,485

(a)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Alpha Opportunities Trust Series I		Alpha Opportunities Trust Series NAV		American Asset Allocation Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$23	$78	$908	$2,692	$58,281	$38,556
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	23	78	908	2,692	58,281	38,556

Realized gains (losses) on investments:
Capital gain distributions received	743	514	25,693	17,077	305,435	337,025
Net realized gain (loss)	(11)	(3,773)	(6,454)	(8,225)	56,780	24,880

Realized gains (losses)	732	(3,259)	19,239	8,852	362,215	361,905

Unrealized appreciation (depreciation) during the period	72	928	8,247	(3,670)	193,979	(172,018)

Net increase (decrease) in net assets from operations	827	(2,253)	28,394	7,874	614,475	228,443

Changes from principal transactions:
Purchase payments	—	2,850	21,366	18,204	406,248	319,165
Transfers between sub-accounts and the company	—	(35,975)	(8,374)	9,457	1,271,746	419,958
Transfers on general account policy loans	—	—	(1,516)	(324)	(3,467)	(3,959)
Withdrawals	—	(5)	(753)	(184)	(109,236)	(2,911)
Annual contract fee	(135)	(165)	(9,237)	(8,731)	(256,606)	(179,303)

Net increase (decrease) in net assets from principal transactions	(135)	(33,295)	1,486	18,422	1,308,685	552,950

Total increase (decrease) in net assets	692	(35,548)	29,880	26,296	1,923,160	781,393
Net assets at beginning of period	4,722	40,270	159,551	133,255	3,107,265	2,325,872

Net assets at end of period	$5,414	$4,722	$189,431	$159,551	$5,030,425	$3,107,265

	2017	2016	2017	2016	2017	2016
Units, beginning of period	194	1,749	6,192	5,469	185,378	151,239
Units issued	—	125	1,092	1,743	91,949	43,789
Units redeemed	(5)	(1,680)	(1,042)	(1,020)	(18,138)	(9,650)

Units, end of period	189	194	6,242	6,192	259,189	185,378

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series I		American Growth Trust Series I		American Growth-Income Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$868	$2,491	$11,872	$10,117	$29,607	$37,520
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	868	2,491	11,872	10,117	29,607	37,520

Realized gains (losses) on investments:
Capital gain distributions received	25,432	32,125	489,947	754,781	454,062	555,150
Net realized gain (loss)	2,253	(161)	80,301	90,330	50,180	92,390

Realized gains (losses)	27,685	31,964	570,248	845,111	504,242	647,540

Unrealized appreciation (depreciation) during the period	55,440	(30,872)	179,743	(629,660)	352	(429,073)

Net increase (decrease) in net assets from operations	83,993	3,583	761,863	225,568	534,201	255,987

Changes from principal transactions:
Purchase payments	30,418	23,712	209,045	184,540	204,502	205,077
Transfers between sub-accounts and the company	15,743	53,433	116,674	57,949	21,140	(228,266)
Transfers on general account policy loans	—	—	14,312	(8,804)	(58,135)	(23,018)
Withdrawals	(3,544)	(1,720)	(197,836)	(69,975)	(22,541)	(86,104)
Annual contract fee	(18,923)	(17,672)	(135,678)	(127,685)	(141,120)	(135,166)

Net increase (decrease) in net assets from principal transactions	23,694	57,753	6,517	36,025	3,846	(267,477)

Total increase (decrease) in net assets	107,687	61,336	768,380	261,593	538,047	(11,490)
Net assets at beginning of period	266,536	205,200	2,672,148	2,410,555	2,393,654	2,405,144

Net assets at end of period	$374,223	$266,536	$3,440,528	$2,672,148	$2,931,701	$2,393,654

	2017	2016	2017	2016	2017	2016
Units, beginning of period	16,977	13,107	101,511	100,122	94,612	107,187
Units issued	3,479	4,825	10,479	14,216	9,397	13,946
Units redeemed	(2,248)	(955)	(10,741)	(12,827)	(8,645)	(26,521)

Units, end of period	18,208	16,977	101,249	101,511	95,364	94,612

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series I		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$19,486	$16,141	$569	$89	$8,223	$4,070
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	19,486	16,141	569	89	8,223	4,070

Realized gains (losses) on investments:
Capital gain distributions received	107,354	(27)	52,867	124,597	486,998	1,269,111
Net realized gain (loss)	68,011	39,581	26,190	155,033	(53,216)	320,220

Realized gains (losses)	175,365	39,554	79,057	279,630	433,782	1,589,331

Unrealized appreciation (depreciation) during the period	325,507	2,122	166,526	(295,080)	1,901,997	(1,457,660)

Net increase (decrease) in net assets from operations	520,358	57,817	246,152	(15,361)	2,344,002	135,741

Changes from principal transactions:
Purchase payments	100,216	122,344	31,925	36,769	1,122,877	1,121,685
Transfers between sub-accounts and the company	236,405	(27,061)	(49,834)	(289,865)	(2,108,282)	(584,780)
Transfers on general account policy loans	719	(1,596)	23,978	(912)	26,413	1,194
Withdrawals	(73,449)	(38,168)	(11,766)	(90,792)	(31,320)	(159,857)
Annual contract fee	(61,757)	(58,559)	(60,563)	(57,488)	(257,377)	(276,855)

Net increase (decrease) in net assets from principal transactions	202,134	(3,040)	(66,260)	(402,288)	(1,247,689)	101,387

Total increase (decrease) in net assets	722,492	54,777	179,892	(417,649)	1,096,313	237,128
Net assets at beginning of period	1,602,811	1,548,034	722,465	1,140,114	7,175,080	6,937,952

Net assets at end of period	$2,325,303	$1,602,811	$902,357	$722,465	$8,271,393	$7,175,080

	2017	2016	2017	2016	2017	2016
Units, beginning of period	82,609	80,382	27,076	43,080	52,357	51,058
Units issued	22,862	13,560	4,382	1,559	8,940	11,707
Units redeemed	(11,918)	(11,333)	(6,644)	(17,563)	(17,027)	(10,408)

Units, end of period	93,553	82,609	24,814	27,076	44,270	52,357

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series NAV		Capital Appreciation Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$594	$1,244	$33,325	$33,763	$236	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	594	1,244	33,325	33,763	236	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	(18)	(37)	31,404	53,611
Net realized gain (loss)	(272)	1,954	(1,842)	(417)	5,894	2,468

Realized gains (losses)	(272)	1,954	(1,860)	(454)	37,298	56,079

Unrealized appreciation (depreciation) during the period	531	(848)	10,168	(26,335)	78,082	(59,069)

Net increase (decrease) in net assets from operations	853	2,350	41,633	6,974	115,616	(2,990)

Changes from principal transactions:
Purchase payments	791	4,361	71,915	64,309	18,255	20,608
Transfers between sub-accounts and the company	26,426	18,093	40,776	871,639	(3,938)	1,044
Transfers on general account policy loans	—	—	(24,729)	245	(12,425)	198
Withdrawals	(26,458)	(2,685)	(6,528)	(12,244)	(1,181)	(3,713)
Annual contract fee	(728)	(1,371)	(62,095)	(49,133)	(22,568)	(20,978)

Net increase (decrease) in net assets from principal transactions	31	18,398	19,339	874,816	(21,857)	(2,841)

Total increase (decrease) in net assets	884	20,748	60,972	881,790	93,759	(5,831)
Net assets at beginning of period	20,748	—	1,136,780	254,990	323,326	329,157

Net assets at end of period	$21,632	$20,748	$1,197,752	$1,136,780	$417,085	$323,326

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,800	—	98,343	22,765	11,837	11,920
Units issued	5,295	19,973	7,940	81,828	434	636
Units redeemed	(5,285)	(18,173)	(6,309)	(6,250)	(1,087)	(719)

Units, end of period	1,810	1,800	99,974	98,343	11,184	11,837

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$1,078	$303	$8	$7	$81,691	$38,964
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,078	303	8	7	81,691	38,964

Realized gains (losses) on investments:
Capital gain distributions received	86,230	527,611	25	49	295,541	252,366
Net realized gain (loss)	(98,720)	82,221	(1)	(3)	71,364	(14,740)

Realized gains (losses)	(12,490)	609,832	24	46	366,905	237,626

Unrealized appreciation (depreciation) during the period	372,026	(682,793)	44	(15)	296,943	(105,593)

Net increase (decrease) in net assets from operations	360,614	(72,658)	76	38	745,539	170,997

Changes from principal transactions:
Purchase payments	123,040	93,322	—	—	548,640	265,738
Transfers between sub-accounts and the company	(2,488,664)	53,273	—	—	1,319,703	904,414
Transfers on general account policy loans	(14,771)	925	—	—	153,614	(162,676)
Withdrawals	(8,160)	(824,427)	—	—	(60,810)	(392)
Annual contract fee	(50,901)	(107,930)	(19)	(28)	(279,133)	(140,510)

Net increase (decrease) in net assets from principal transactions	(2,439,456)	(784,837)	(19)	(28)	1,682,014	866,574

Total increase (decrease) in net assets	(2,078,842)	(857,495)	57	10	2,427,553	1,037,571
Net assets at beginning of period	3,317,642	4,175,137	501	491	2,966,043	1,928,472

Net assets at end of period	$1,238,800	$3,317,642	$558	$501	$5,393,596	$2,966,043

	2017	2016	2017	2016	2017	2016
Units, beginning of period	123,590	153,988	25	27	148,514	104,469
Units issued	13,169	56,180	—	—	154,796	57,516
Units redeemed	(102,960)	(86,578)	(1)	(2)	(68,748)	(13,471)

Units, end of period	33,799	123,590	24	25	234,562	148,514

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series NAV		Emerging Markets Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$13,353	$13,355	$57,855	$48,484	$1,061	$1,195
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	13,353	13,355	57,855	48,484	1,061	1,195

Realized gains (losses) on investments:
Capital gain distributions received	8,420	362	33,522	1,275	—	—
Net realized gain (loss)	(2,339)	(1,367)	(2,986)	1,280	10,950	(5,203)

Realized gains (losses)	6,081	(1,005)	30,536	2,555	10,950	(5,203)

Unrealized appreciation (depreciation) during the period	2,322	10,035	(2,459)	6,844	2,552	8,879

Net increase (decrease) in net assets from operations	21,756	22,385	85,932	57,883	14,563	4,871

Changes from principal transactions:
Purchase payments	25,306	29,609	242,246	269,402	351	2,957
Transfers between sub-accounts and the company	52,250	(101,412)	265,066	112,578	31,045	(1,625)
Transfers on general account policy loans	(794)	(813)	21,466	26,899	—	—
Withdrawals	(84,788)	(43,870)	(44,328)	(68,960)	14	19
Annual contract fee	(44,970)	(43,558)	(137,405)	(136,200)	(1,132)	(667)

Net increase (decrease) in net assets from principal transactions	(52,996)	(160,044)	347,045	203,719	30,278	684

Total increase (decrease) in net assets	(31,240)	(137,659)	432,977	261,602	44,841	5,555
Net assets at beginning of period	650,553	788,212	2,357,008	2,095,406	49,004	43,449

Net assets at end of period	$619,313	$650,553	$2,789,985	$2,357,008	$93,845	$49,004

	2017	2016	2017	2016	2017	2016
Units, beginning of period	31,175	38,807	140,605	128,405	3,638	3,807
Units issued	3,346	2,319	39,704	38,735	6,186	9,947
Units redeemed	(5,821)	(9,951)	(19,460)	(26,535)	(4,573)	(10,116)

Units, end of period	28,700	31,175	160,849	140,605	5,251	3,638

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Emerging Markets Value Trust Series NAV		Equity Income Trust Series I		Equity Income Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$23,016	$26,366	$12,231	$10,639	$101,676	$110,270
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	23,016	26,366	12,231	10,639	101,676	110,270

Realized gains (losses) on investments:
Capital gain distributions received	(2)	—	40,705	42,009	434,770	457,478
Net realized gain (loss)	136,561	5,248	1,987	22,449	159,876	5,680

Realized gains (losses)	136,559	5,248	42,692	64,458	594,646	463,158

Unrealized appreciation (depreciation) during the period	242,341	190,081	27,222	9,743	109,857	282,135

Net increase (decrease) in net assets from operations	401,916	221,695	82,145	84,840	806,179	855,563

Changes from principal transactions:
Purchase payments	79,251	81,802	36,331	37,779	267,523	275,911
Transfers between sub-accounts and the company	225,541	(242,010)	(1,614)	(35,863)	(1,718,701)	(102,347)
Transfers on general account policy loans	(7,248)	(7,356)	(2,929)	(4,724)	(53,422)	(20,616)
Withdrawals	(40,446)	(14,249)	53	(25,662)	(209,121)	(133,491)
Annual contract fee	(57,780)	(60,010)	(64,387)	(55,095)	(187,488)	(191,182)

Net increase (decrease) in net assets from principal transactions	199,318	(241,823)	(32,546)	(83,565)	(1,901,209)	(171,725)

Total increase (decrease) in net assets	601,234	(20,128)	49,599	1,275	(1,095,030)	683,838
Net assets at beginning of period	746,284	766,412	518,476	517,201	5,238,834	4,554,996

Net assets at end of period	$1,347,518	$746,284	$568,075	$518,476	$4,143,804	$5,238,834

	2017	2016	2017	2016	2017	2016
Units, beginning of period	68,929	83,589	16,816	19,982	102,723	106,447
Units issued	91,311	95,300	1,669	3,899	14,471	12,400
Units redeemed	(66,430)	(109,960)	(2,642)	(7,065)	(47,317)	(16,124)

Units, end of period	93,810	68,929	15,843	16,816	69,877	102,723

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$1,491	$1,375	$13,056	$7,073	$9	$27
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,491	1,375	13,056	7,073	9	27

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	28	628
Net realized gain (loss)	23,781	(13,676)	100,843	(9,861)	154	(266)

Realized gains (losses)	23,781	(13,676)	100,843	(9,861)	182	362

Unrealized appreciation (depreciation) during the period	(4,024)	29,930	82,329	90,981	72	32

Net increase (decrease) in net assets from operations	21,248	17,629	196,228	88,193	263	421

Changes from principal transactions:
Purchase payments	423	3,498	73,037	43,011	2,138	2,138
Transfers between sub-accounts and the company	21,284	(60,407)	159,771	(7,381)	(5)	(1)
Transfers on general account policy loans	(282)	21	(2,416)	(759)	(19)	(4,685)
Withdrawals	(26,341)	(3,306)	(65,541)	(42,791)	4	(7)
Annual contract fee	(4,115)	(3,601)	(58,760)	(31,879)	(1,521)	(1,309)

Net increase (decrease) in net assets from principal transactions	(9,031)	(63,795)	106,091	(39,799)	597	(3,864)

Total increase (decrease) in net assets	12,217	(46,166)	302,319	48,394	860	(3,443)
Net assets at beginning of period	104,083	150,249	539,626	491,232	627	4,070

Net assets at end of period	$116,300	$104,083	$841,945	$539,626	$1,487	$627

	2017	2016	2017	2016	2017	2016
Units, beginning of period	3,787	6,525	16,289	17,715	15	107
Units issued	2,796	2,790	38,380	1,530	46	57
Units redeemed	(2,912)	(5,528)	(32,625)	(2,956)	(33)	(149)

Units, end of period	3,671	3,787	22,044	16,289	28	15

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$6,049	$3,884	$12,872	$16,363	$40,165	$50,369
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	6,049	3,884	12,872	16,363	40,165	50,369

Realized gains (losses) on investments:
Capital gain distributions received	16,894	78,684	3	—	1	—
Net realized gain (loss)	38,220	11,972	24,869	(4,941)	65,096	58,089

Realized gains (losses)	55,114	90,656	24,872	(4,941)	65,097	58,089

Unrealized appreciation (depreciation) during the period	110,837	(31,901)	91,748	71,292	286,952	117,429

Net increase (decrease) in net assets from operations	172,000	62,639	129,492	82,714	392,214	225,887

Changes from principal transactions:
Purchase payments	58,640	48,076	43,527	48,297	240,332	277,869
Transfers between sub-accounts and the company	171,257	149,849	43,257	(52,903)	(337,622)	(149,100)
Transfers on general account policy loans	1,695	(4,827)	(886)	(12,625)	49	675
Withdrawals	(63,764)	(11,824)	(118,468)	(49,938)	(10,868)	(52,483)
Annual contract fee	(38,839)	(34,506)	(55,337)	(51,578)	(103,236)	(114,985)

Net increase (decrease) in net assets from principal transactions	128,989	146,768	(87,907)	(118,747)	(211,345)	(38,024)

Total increase (decrease) in net assets	300,989	209,407	41,585	(36,033)	180,869	187,863
Net assets at beginning of period	623,457	414,050	764,749	800,782	2,374,790	2,186,927

Net assets at end of period	$924,446	$623,457	$806,334	$764,749	$2,555,659	$2,374,790

	2017	2016	2017	2016	2017	2016
Units, beginning of period	25,512	18,366	24,751	28,553	109,078	110,716
Units issued	8,067	8,913	3,149	6,038	11,561	28,896
Units redeemed	(3,971)	(1,767)	(5,677)	(9,840)	(20,770)	(30,534)

Units, end of period	29,608	25,512	22,223	24,751	99,869	109,078

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series NAV		Global Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$5,119	$—	$39,869	$—	$1,931	$4,709
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,119	—	39,869	—	1,931	4,709

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1	6	—	—
Net realized gain (loss)	3,966	1,790	(1,278)	(459)	639	(4,078)

Realized gains (losses)	3,966	1,790	(1,277)	(453)	639	(4,078)

Unrealized appreciation (depreciation) during the period	9,910	3,583	80,327	28,235	15,139	3,083

Net increase (decrease) in net assets from operations	18,995	5,373	118,919	27,782	17,709	3,714

Changes from principal transactions:
Purchase payments	2,480	4,755	88,862	84,003	2,360	2,779
Transfers between sub-accounts and the company	24,583	24,078	661,047	(33,357)	(746)	(71,222)
Transfers on general account policy loans	(25,054)	(6,196)	(9,212)	(913)	(12,977)	(8,871)
Withdrawals	(400)	96	(16,386)	(10,746)	41	(1,788)
Annual contract fee	(5,283)	(5,119)	(62,352)	(60,113)	(4,402)	(5,105)

Net increase (decrease) in net assets from principal transactions	(3,674)	17,614	661,959	(21,126)	(15,724)	(84,207)

Total increase (decrease) in net assets	15,321	22,987	780,878	6,656	1,985	(80,493)
Net assets at beginning of period	229,592	206,605	952,636	945,980	103,553	184,046

Net assets at end of period	$244,913	$229,592	$1,733,514	$952,636	$105,538	$103,553

	2017	2016	2017	2016	2017	2016
Units, beginning of period	10,708	9,930	31,069	31,823	5,350	10,409
Units issued	1,146	1,305	23,347	3,855	752	169
Units redeemed	(1,351)	(527)	(2,411)	(4,609)	(1,515)	(5,228)

Units, end of period	10,503	10,708	52,005	31,069	4,587	5,350

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series NAV		Health Sciences Trust Series I		Health Sciences Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$24,817	$50,812	$—	$218	$—	$2,333
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	24,817	50,812	—	218	—	2,333

Realized gains (losses) on investments:
Capital gain distributions received	(3)	4	37,147	78,447	313,011	525,151
Net realized gain (loss)	3,434	(11,742)	(15,489)	21,752	(262,396)	12,660

Realized gains (losses)	3,431	(11,738)	21,658	100,199	50,615	537,811

Unrealized appreciation (depreciation) during the period	188,378	63,351	63,380	(135,251)	639,846	(787,603)

Net increase (decrease) in net assets from operations	216,626	102,425	85,038	(34,834)	690,461	(247,459)

Changes from principal transactions:
Purchase payments	131,075	142,733	2,835	4,057	186,030	185,766
Transfers between sub-accounts and the company	(37,185)	(8,749)	(39,216)	29,019	(478,269)	5,163
Transfers on general account policy loans	(17,125)	(7,649)	17,652	(1,792)	(31,898)	1,790
Withdrawals	(15,022)	(43,711)	(26,312)	41	(68,659)	(41,090)
Annual contract fee	(85,563)	(89,537)	(13,442)	(12,865)	(162,198)	(143,533)

Net increase (decrease) in net assets from principal transactions	(23,820)	(6,913)	(58,483)	18,460	(554,994)	8,096

Total increase (decrease) in net assets	192,806	95,512	26,555	(16,374)	135,467	(239,363)
Net assets at beginning of period	1,168,068	1,072,556	329,846	346,220	2,180,130	2,419,493

Net assets at end of period	$1,360,874	$1,168,068	$356,401	$329,846	$2,315,597	$2,180,130

	2017	2016	2017	2016	2017	2016
Units, beginning of period	66,006	66,346	4,740	4,449	40,164	39,876
Units issued	5,327	7,223	612	1,290	14,942	6,337
Units redeemed	(6,656)	(7,563)	(1,335)	(999)	(21,676)	(6,049)

Units, end of period	64,677	66,006	4,017	4,740	33,430	40,164

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series NAV		International Equity Index Series I
	2017	2016	2017	2016	2017 (b)	2016
Income:
Dividend distributions received	$18,061	$20,699	$142,845	$198,948	$4,557	$5,815
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	18,061	20,699	142,845	198,948	4,557	5,815

Realized gains (losses) on investments:
Capital gain distributions received	—	—	(4)	5	—	—
Net realized gain (loss)	(82)	(19,669)	(24,869)	106,361	7,224	(2,393)

Realized gains (losses)	(82)	(19,669)	(24,873)	106,366	7,224	(2,393)

Unrealized appreciation (depreciation) during the period	5,431	42,165	73,348	128,449	41,772	4,170

Net increase (decrease) in net assets from operations	23,410	43,195	191,320	433,763	53,553	7,592

Changes from principal transactions:
Purchase payments	9,411	9,268	162,349	216,209	2,977	6,059
Transfers between sub-accounts and the company	3,943	(15,204)	(119,480)	906,543	(1,111)	1,849
Transfers on general account policy loans	(3,192)	(255)	(510,249)	(20,144)	(44,309)	(10,466)
Withdrawals	47	47	(40,157)	(2,000)	79	111
Annual contract fee	(8,840)	(8,729)	(78,663)	(76,561)	(5,355)	(4,709)

Net increase (decrease) in net assets from principal transactions	1,369	(14,873)	(586,200)	1,024,047	(47,719)	(7,156)

Total increase (decrease) in net assets	24,779	28,322	(394,880)	1,457,810	5,834	436
Net assets at beginning of period	313,410	285,088	2,981,723	1,523,913	217,256	216,820

Net assets at end of period	$338,189	$313,410	$2,586,843	$2,981,723	$223,090	$217,256

	2017	2016	2017	2016	2017	2016
Units, beginning of period	13,164	13,922	132,135	78,728	19,085	19,894
Units issued	469	2,757	164,670	355,058	884	3,573
Units redeemed	(419)	(3,515)	(190,147)	(301,651)	(4,574)	(4,382)

Units, end of period	13,214	13,164	106,658	132,135	15,395	19,085

(b)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series NAV		International Growth Stock Trust Series I		International Growth Stock Trust Series NAV
	2017 (c)	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$84,294	$161,858	$1,347	$2,717	$8,597	$12,551
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	84,294	161,858	1,347	2,717	8,597	12,551

Realized gains (losses) on investments:
Capital gain distributions received	(17)	(25)	—	—	1	4
Net realized gain (loss)	54,390	(2,247)	20,890	1,380	53,497	3,535

Realized gains (losses)	54,373	(2,272)	20,890	1,380	53,498	3,539

Unrealized appreciation (depreciation) during the period	1,141,883	124,790	4,504	(6,465)	79,407	(23,572)

Net increase (decrease) in net assets from operations	1,280,550	284,376	26,741	(2,368)	141,502	(7,482)

Changes from principal transactions:
Purchase payments	217,818	189,460	2,648	5,215	70,184	53,009
Transfers between sub-accounts and the company	(3,755,413)	(231,539)	(1,453)	173	(212,905)	249,094
Transfers on general account policy loans	29,376	11,466	(74,268)	(13,730)	(1,082)	(5,566)
Withdrawals	(147,439)	(112,230)	33	112	(95,696)	(10,062)
Annual contract fee	(167,999)	(215,011)	(2,916)	(2,526)	(26,363)	(26,227)

Net increase (decrease) in net assets from principal transactions	(3,823,657)	(357,854)	(75,956)	(10,756)	(265,862)	260,248

Total increase (decrease) in net assets	(2,543,107)	(73,478)	(49,215)	(13,124)	(124,360)	252,766
Net assets at beginning of period	6,025,292	6,098,770	142,812	155,936	745,839	493,073

Net assets at end of period	$3,482,185	$6,025,292	$93,597	$142,812	$621,479	$745,839

	2017	2016	2017	2016	2017	2016
Units, beginning of period	134,866	142,560	11,921	12,846	62,105	40,566
Units issued	10,272	14,500	2,281	433	10,921	24,615
Units redeemed	(83,981)	(22,194)	(7,791)	(1,358)	(30,575)	(3,076)

Units, end of period	61,157	134,866	6,411	11,921	42,451	62,105

(c)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series NAV		International Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$513	$710	$17,500	$21,013	$6,517	$6,334
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	513	710	17,500	21,013	6,517	6,334

Realized gains (losses) on investments:
Capital gain distributions received	—	—	(2)	(2)	—	—
Net realized gain (loss)	13,507	388	50,407	5,704	3,650	3,042

Realized gains (losses)	13,507	388	50,405	5,702	3,650	3,042

Unrealized appreciation (depreciation) during the period	1,241	444	247,652	23,084	44,059	19,596

Net increase (decrease) in net assets from operations	15,261	1,542	315,557	49,799	54,226	28,972

Changes from principal transactions:
Purchase payments	1,709	2,084	81,687	88,943	13,133	8,565
Transfers between sub-accounts and the company	(56,961)	45,751	23,923	33,255	(2,257)	113,674
Transfers on general account policy loans	(752)	(401)	(1,218)	(1,458)	708	(670)
Withdrawals	22	2	(104,279)	(13,796)	(1,769)	(39,626)
Annual contract fee	(1,950)	(1,755)	(40,415)	(41,250)	(10,802)	(7,501)

Net increase (decrease) in net assets from principal transactions	(57,932)	45,681	(40,302)	65,694	(987)	74,442

Total increase (decrease) in net assets	(42,671)	47,223	275,255	115,493	53,239	103,414
Net assets at beginning of period	82,396	35,173	1,100,500	985,007	317,999	214,585

Net assets at end of period	$39,725	$82,396	$1,375,755	$1,100,500	$371,238	$317,999

	2017	2016	2017	2016	2017	2016
Units, beginning of period	5,204	2,331	69,273	65,075	12,833	9,720
Units issued	121	2,962	7,802	8,697	517	5,121
Units redeemed	(3,387)	(89)	(10,252)	(4,499)	(561)	(2,008)

Units, end of period	1,938	5,204	66,823	69,273	12,789	12,833

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series NAV		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$33,012	$31,595	$5,942	$6,801	$15,812	$11,673
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	33,012	31,595	5,942	6,801	15,812	11,673

Realized gains (losses) on investments:
Capital gain distributions received	(1)	(6)	1,202	1,834	2,423	2,940
Net realized gain (loss)	16,665	(12,550)	(9,177)	(303)	(894)	(1,686)

Realized gains (losses)	16,664	(12,556)	(7,975)	1,531	1,529	1,254

Unrealized appreciation (depreciation) during the period	223,591	63,393	13,911	1,983	7,753	3,033

Net increase (decrease) in net assets from operations	273,267	82,432	11,878	10,315	25,094	15,960

Changes from principal transactions:
Purchase payments	119,960	58,945	10,287	11,659	71,028	69,283
Transfers between sub-accounts and the company	(1,292)	923,502	(43,433)	55,822	20,247	208,390
Transfers on general account policy loans	(8,874)	(100)	1,592	511	(2,361)	(1,605)
Withdrawals	(78,569)	(6,371)	(80,440)	11	(281)	(1,720)
Annual contract fee	(65,921)	(37,803)	(7,150)	(7,316)	(23,095)	(22,180)

Net increase (decrease) in net assets from principal transactions	(34,696)	938,173	(119,144)	60,687	65,538	252,168

Total increase (decrease) in net assets	238,571	1,020,605	(107,266)	71,002	90,632	268,128
Net assets at beginning of period	1,596,482	575,877	306,645	235,643	521,374	253,246

Net assets at end of period	$1,835,053	$1,596,482	$199,379	$306,645	$612,006	$521,374

	2017	2016	2017	2016	2017	2016
Units, beginning of period	99,853	40,415	12,851	10,299	31,503	15,952
Units issued	8,209	79,399	2,009	2,884	5,249	17,051
Units redeemed	(10,175)	(19,961)	(6,873)	(332)	(1,423)	(1,500)

Units, end of period	97,887	99,853	7,987	12,851	35,329	31,503

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Portfolio Series NAV		Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV
	2017 (d)	2016	2017 (e)	2016	2017 (f)	2016
Income:
Dividend distributions received	$3,406	$2,708	$42,898	$26,455	$2,747	$2,442
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	3,406	2,708	42,898	26,455	2,747	2,442

Realized gains (losses) on investments:
Capital gain distributions received	2,776	23	17,775	20,319	589	868
Net realized gain (loss)	735	20	1,023	(1,639)	(237)	(170)

Realized gains (losses)	3,511	43	18,798	18,680	352	698

Unrealized appreciation (depreciation) during the period	30,914	2,605	117,354	111	3,636	71

Net increase (decrease) in net assets from operations	37,831	5,356	179,050	45,246	6,735	3,211

Changes from principal transactions:
Purchase payments	17,799	533	177,367	121,635	4,494	2,926
Transfers between sub-accounts and the company	3,551	155,425	602,424	462,170	15,698	11,315
Transfers on general account policy loans	—	—	(6)	60,747	—	—
Withdrawals	—	—	74	(63,102)	(3)	(1)
Annual contract fee	(6,940)	(1,142)	(136,060)	(78,283)	(6,236)	(4,594)

Net increase (decrease) in net assets from principal transactions	14,410	154,816	643,799	503,167	13,953	9,646

Total increase (decrease) in net assets	52,241	160,172	822,849	548,413	20,688	12,857
Net assets at beginning of period	160,727	555	1,148,326	599,913	87,513	74,656

Net assets at end of period	$212,968	$160,727	$1,971,175	$1,148,326	$108,201	$87,513

	2017	2016	2017	2016	2017	2016
Units, beginning of period	13,793	52	100,817	55,915	7,904	7,037
Units issued	1,737	13,834	60,423	55,093	1,900	1,266
Units redeemed	(530)	(93)	(7,241)	(10,191)	(672)	(399)

Units, end of period	15,000	13,793	153,999	100,817	9,132	7,904

(d)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series NAV.
(e)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series NAV.
(f)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV
	2017 (g)	2016	2017 (h)	2016	2017 (i)	2016
Income:
Dividend distributions received	$13	$20	$293,838	$91,490	$21,425	$17,064
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	13	20	293,838	91,490	21,425	17,064

Realized gains (losses) on investments:
Capital gain distributions received	8	—	55,632	27,058	7,853	11,650
Net realized gain (loss)	35	1	25,597	(2,462)	(1,288)	(1,685)

Realized gains (losses)	43	1	81,229	24,596	6,565	9,965

Unrealized appreciation (depreciation) during the period	82	—	691,537	16,208	53,947	(928)

Net increase (decrease) in net assets from operations	138	21	1,066,604	132,294	81,937	26,101

Changes from principal transactions:
Purchase payments	—	—	691,275	162,144	49,708	47,951
Transfers between sub-accounts and the company	13	1,100	9,912,270	3,791,963	148,490	274,647
Transfers on general account policy loans	—	—	(14,266)	4	(1,399)	—
Withdrawals	—	—	(81,316)	(219)	(869)	(14)
Annual contract fee	(471)	(77)	(420,756)	(123,870)	(54,199)	(39,834)

Net increase (decrease) in net assets from principal transactions	(458)	1,023	10,087,207	3,830,022	141,731	282,750

Total increase (decrease) in net assets	(320)	1,044	11,153,811	3,962,316	223,668	308,851
Net assets at beginning of period	1,044	—	4,747,850	785,534	707,897	399,046

Net assets at end of period	$724	$1,044	$15,901,661	$4,747,850	$931,565	$707,897

	2017	2016	2017	2016	2017	2016
Units, beginning of period	102	—	409,807	72,693	62,721	37,318
Units issued	—	112	801,391	343,340	16,577	28,116
Units redeemed	(41)	(10)	(29,996)	(6,226)	(4,643)	(2,713)

Units, end of period	61	102	1,181,202	409,807	74,655	62,721

(g)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.
(h)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(i)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Capital Appreciation		M International Equity		M Large Cap Growth
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$9,216	$6,113	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	9,216	6,113	—	—

Realized gains (losses) on investments:
Capital gain distributions received	56,996	14,663	—	—	21,523	40,371
Net realized gain (loss)	1,270	(10,176)	4,747	(6,274)	(10,839)	(14,499)

Realized gains (losses)	58,266	4,487	4,747	(6,274)	10,684	25,872

Unrealized appreciation (depreciation) during the period	23,764	64,964	106,492	(1,132)	236,313	(33,242)

Net increase (decrease) in net assets from operations	82,030	69,451	120,455	(1,293)	246,997	(7,370)

Changes from principal transactions:
Purchase payments	62,504	66,475	69,611	70,883	107,310	113,623
Transfers between sub-accounts and the company	41,715	(37,091)	(94,673)	46,690	(233,608)	100,965
Transfers on general account policy loans	—	—	—	—	—	—
Withdrawals	1	(7,864)	22	(4,370)	(1)	(12,351)
Annual contract fee	(18,348)	(15,425)	(15,209)	(12,614)	(34,816)	(32,592)

Net increase (decrease) in net assets from principal transactions	85,872	6,095	(40,249)	100,589	(161,115)	169,645

Total increase (decrease) in net assets	167,902	75,546	80,206	99,296	85,882	162,275
Net assets at beginning of period	384,354	308,808	514,619	415,323	716,972	554,697

Net assets at end of period	$552,256	$384,354	$594,825	$514,619	$802,854	$716,972

	2017	2016	2017	2016	2017	2016
Units, beginning of period	3,995	3,886	16,220	13,083	13,574	10,258
Units issued	1,010	981	2,386	4,503	2,064	5,463
Units redeemed	(182)	(872)	(3,493)	(1,366)	(4,701)	(2,147)

Units, end of period	4,823	3,995	15,113	16,220	10,937	13,574

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Large Cap Value		Managed Volatility Aggressive Portfolio Series I		Managed Volatility Aggressive Portfolio Series NAV
	2017	2016	2017 (j)	2016	2017 (k)	2016
Income:
Dividend distributions received	$10,778	$10,686	$9,494	$7,485	$270,494	$212,657
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	10,778	10,686	9,494	7,485	270,494	212,657

Realized gains (losses) on investments:
Capital gain distributions received	35,959	—	—	3,794	(3)	108,231
Net realized gain (loss)	2,177	(35,526)	4,300	3,014	232,858	139,157

Realized gains (losses)	38,136	(35,526)	4,300	6,808	232,855	247,388

Unrealized appreciation (depreciation) during the period	50,799	80,374	91,904	(5,173)	2,424,703	(217,533)

Net increase (decrease) in net assets from operations	99,713	55,534	105,698	9,120	2,928,052	242,512

Changes from principal transactions:
Purchase payments	72,638	94,821	40,066	40,385	1,295,035	1,453,897
Transfers between sub-accounts and the company	39,761	(147,871)	—	—	187,229	(266,127)
Transfers on general account policy loans	—	—	—	17	(7,182)	19,507
Withdrawals	(20,482)	(14,112)	30	24	(240,596)	(112,754)
Annual contract fee	(18,585)	(18,583)	(19,142)	(17,157)	(613,896)	(625,830)

Net increase (decrease) in net assets from principal transactions	73,332	(85,745)	20,954	23,269	620,590	468,693

Total increase (decrease) in net assets	173,045	(30,211)	126,652	32,389	3,548,642	711,205
Net assets at beginning of period	597,955	628,166	453,616	421,227	12,545,507	11,834,302

Net assets at end of period	$771,000	$597,955	$580,268	$453,616	$16,094,149	$12,545,507

	2017	2016	2017	2016	2017	2016
Units, beginning of period	23,018	26,512	23,137	21,905	699,792	672,648
Units issued	4,762	6,194	1,553	1,865	78,479	108,394
Units redeemed	(1,971)	(9,688)	(592)	(633)	(47,660)	(81,250)

Units, end of period	25,809	23,018	24,098	23,137	730,611	699,792

(j)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(k)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series I
	2017 (l)	2016	2017 (m)	2016	2017 (n)	2016
Income:
Dividend distributions received	$113,203	$103,426	$875,983	$758,939	$1,775	$1,553
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	113,203	103,426	875,983	758,939	1,775	1,553

Realized gains (losses) on investments:
Capital gain distributions received	192,192	204,227	1,425,179	1,439,540	1,204	1,440
Net realized gain (loss)	6,738	(5,293)	206,960	161,947	(359)	(4,696)

Realized gains (losses)	198,930	198,934	1,632,139	1,601,487	845	(3,256)

Unrealized appreciation (depreciation) during the period	368,469	(72,499)	2,491,356	(726,244)	2,407	4,453

Net increase (decrease) in net assets from operations	680,602	229,861	4,999,478	1,634,182	5,027	2,750

Changes from principal transactions:
Purchase payments	14,459	33,221	3,058,960	3,071,917	—	—
Transfers between sub-accounts and the company	862	(893)	75,050	453,326	865	(69,904)
Transfers on general account policy loans	(622)	3,030	(246,653)	(59,637)	4,615	—
Withdrawals	(51,890)	65	(645,108)	(406,932)	36	(221)
Annual contract fee	(281,678)	(223,927)	(2,504,414)	(2,439,804)	(3,399)	(3,179)

Net increase (decrease) in net assets from principal transactions	(318,869)	(188,504)	(262,165)	618,870	2,117	(73,304)

Total increase (decrease) in net assets	361,733	41,357	4,737,313	2,253,052	7,144	(70,554)
Net assets at beginning of period	4,948,147	4,906,790	35,567,538	33,314,486	64,247	134,801

Net assets at end of period	$5,309,880	$4,948,147	$40,304,851	$35,567,538	$71,391	$64,247

	2017	2016	2017	2016	2017	2016
Units, beginning of period	206,438	214,521	1,973,057	1,938,907	2,661	5,838
Units issued	1,717	1,471	131,071	175,818	215	25
Units redeemed	(14,055)	(9,554)	(145,471)	(141,668)	(133)	(3,202)

Units, end of period	194,100	206,438	1,958,657	1,973,057	2,743	2,661

(l)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series NAV.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series NAV		Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series NAV
	2017 (o)	2016	2017 (p)	2016	2017 (q)	2016
Income:
Dividend distributions received	$484,662	$78,419	$38,622	$37,536	$738,398	$644,502
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	484,662	78,419	38,622	37,536	738,398	644,502

Realized gains (losses) on investments:
Capital gain distributions received	67,495	69,360	73,950	61,986	1,305,061	938,793
Net realized gain (loss)	(20,499)	(30,452)	8,517	(2,379)	1,106,884	227,851

Realized gains (losses)	46,996	38,908	82,467	59,607	2,411,945	1,166,644

Unrealized appreciation (depreciation) during the period	(158,231)	17,717	224,916	(28,637)	2,945,526	(685,932)

Net increase (decrease) in net assets from operations	373,427	135,044	346,005	68,506	6,095,869	1,125,214

Changes from principal transactions:
Purchase payments	269,816	276,108	84,152	109,131	3,186,914	3,645,446
Transfers between sub-accounts and the company	15,632,569	74,886	(1,090)	1,216	(921,483)	211,660
Transfers on general account policy loans	26,003	21,594	(362,968)	(177,259)	(1,096,645)	(39,405)
Withdrawals	(5,013)	(18,485)	959	(44,009)	(896,360)	(398,855)
Annual contract fee	(302,756)	(262,343)	(56,826)	(54,846)	(2,265,549)	(2,321,667)

Net increase (decrease) in net assets from principal transactions	15,620,619	91,760	(335,773)	(165,767)	(1,993,123)	1,097,179

Total increase (decrease) in net assets	15,994,046	226,804	10,232	(97,261)	4,102,746	2,222,393
Net assets at beginning of period	3,186,335	2,959,531	2,018,359	2,115,620	33,819,208	31,596,815

Net assets at end of period	$19,180,381	$3,186,335	$2,028,591	$2,018,359	$37,921,954	$33,819,208

	2017	2016	2017	2016	2017	2016
Units, beginning of period	185,509	180,111	93,613	101,399	1,901,864	1,836,989
Units issued	883,265	27,138	2,297	4,335	128,191	208,558
Units redeemed	(34,089)	(21,740)	(16,569)	(12,121)	(233,554)	(143,683)

Units, end of period	1,034,685	185,509	79,341	93,613	1,796,501	1,901,864

(o)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series NAV.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.
(q)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series NAV		Mid Cap Index Trust Series I
	2017 (r)	2016	2017 (s)	2016	2017	2016
Income:
Dividend distributions received	$18,693	$17,399	$244,024	$183,050	$2,084	$4,060
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	18,693	17,399	244,024	183,050	2,084	4,060

Realized gains (losses) on investments:
Capital gain distributions received	25,706	29,546	290,877	288,646	19,080	30,181
Net realized gain (loss)	(3,007)	(5,565)	(15,793)	(33,713)	20,174	18,631

Realized gains (losses)	22,699	23,981	275,084	254,933	39,254	48,812

Unrealized appreciation (depreciation) during the period	49,916	3,656	494,825	(37,081)	15,934	6,417

Net increase (decrease) in net assets from operations	91,308	45,036	1,013,933	400,902	57,272	59,289

Changes from principal transactions:
Purchase payments	1,147	3,259	877,732	922,785	6,787	7,508
Transfers between sub-accounts and the company	—	—	984,286	136,441	196,521	32,961
Transfers on general account policy loans	(60,010)	(60,008)	5,560	(7,126)	2,080	271
Withdrawals	347	(42,224)	(41,296)	(156,196)	(40,138)	(8,180)
Annual contract fee	(15,522)	(15,900)	(583,306)	(553,084)	(12,649)	(10,462)

Net increase (decrease) in net assets from principal transactions	(74,038)	(114,873)	1,242,976	342,820	152,601	22,098

Total increase (decrease) in net assets	17,270	(69,837)	2,256,909	743,722	209,873	81,387
Net assets at beginning of period	810,333	880,170	8,335,995	7,592,273	369,908	288,521

Net assets at end of period	$827,603	$810,333	$10,592,904	$8,335,995	$579,781	$369,908

	2017	2016	2017	2016	2017	2016
Units, beginning of period	33,313	38,099	462,428	443,290	7,513	7,039
Units issued	25	53	92,545	57,317	6,423	1,570
Units redeemed	(2,927)	(4,839)	(30,386)	(38,179)	(3,768)	(1,096)

Units, end of period	30,411	33,313	524,587	462,428	10,168	7,513

(r)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series NAV		Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$19,070	$36,004	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	19,070	36,004	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	237,437	253,025	7,134	21,612	31,322	92,114
Net realized gain (loss)	172,155	61,034	7,736	23,681	(8,707)	726

Realized gains (losses)	409,592	314,059	14,870	45,293	22,615	92,840

Unrealized appreciation (depreciation) during the period	113,496	196,089	67,318	(45,545)	340,653	(79,904)

Net increase (decrease) in net assets from operations	542,158	546,152	82,188	(252)	363,268	12,936

Changes from principal transactions:
Purchase payments	233,182	212,829	20,329	19,128	126,862	148,562
Transfers between sub-accounts and the company	(78,422)	140,425	(793)	(32,750)	(7,440)	(952)
Transfers on general account policy loans	(3,005)	41,881	180	(945)	(2,314)	(20,349)
Withdrawals	(247,277)	(771,559)	(5,637)	(24,039)	(459)	(8,453)
Annual contract fee	(182,540)	(159,308)	(19,597)	(20,630)	(91,863)	(88,970)

Net increase (decrease) in net assets from principal transactions	(278,062)	(535,732)	(5,518)	(59,236)	24,786	29,838

Total increase (decrease) in net assets	264,096	10,420	76,670	(59,488)	388,054	42,774
Net assets at beginning of period	3,184,142	3,173,722	287,428	346,916	1,248,936	1,206,162

Net assets at end of period	$3,448,238	$3,184,142	$364,098	$287,428	$1,636,990	$1,248,936

	2017	2016	2017	2016	2017	2016
Units, beginning of period	98,520	118,005	8,192	9,946	16,346	15,878
Units issued	47,516	23,579	709	466	1,636	2,084
Units redeemed	(53,952)	(43,064)	(828)	(2,220)	(1,330)	(1,616)

Units, end of period	92,084	98,520	8,073	8,192	16,652	16,346

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series I		Mid Value Trust Series NAV		Money Market Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$2,533	$2,445	$12,465	$9,504	$13,075	$1,756
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,533	2,445	12,465	9,504	13,075	1,756

Realized gains (losses) on investments:
Capital gain distributions received	22,108	25,710	108,493	92,311	25	(1)
Net realized gain (loss)	(12,539)	154	12,420	(1,214)	—	—

Realized gains (losses)	9,569	25,864	120,913	91,097	25	(1)

Unrealized appreciation (depreciation) during the period	17,182	20,706	(9,970)	69,413	2	—

Net increase (decrease) in net assets from operations	29,284	49,015	123,408	170,014	13,102	1,755

Changes from principal transactions:
Purchase payments	14,487	14,090	91,333	64,500	42,178	39,096
Transfers between sub-accounts and the company	(5,464)	2,799	237,474	67,026	142,689	593,808
Transfers on general account policy loans	(2,854)	(538)	(2,270)	(2,045)	3,952	345
Withdrawals	(583)	101	(41,476)	(13,207)	(125,005)	(631,482)
Annual contract fee	(23,167)	(20,704)	(55,791)	(50,556)	(69,525)	(70,517)

Net increase (decrease) in net assets from principal transactions	(17,581)	(4,252)	229,270	65,718	(5,711)	(68,750)

Total increase (decrease) in net assets	11,703	44,763	352,678	235,732	7,391	(66,995)
Net assets at beginning of period	264,205	219,442	885,064	649,332	2,218,048	2,285,043

Net assets at end of period	$275,908	$264,205	$1,237,742	$885,064	$2,225,439	$2,218,048

	2017	2016	2017	2016	2017	2016
Units, beginning of period	8,490	8,746	18,500	16,842	164,662	169,766
Units issued	1,704	2,007	6,525	3,754	13,475	48,126
Units redeemed	(2,238)	(2,263)	(1,812)	(2,096)	(13,896)	(53,230)

Units, end of period	7,956	8,490	23,213	18,500	164,241	164,662

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		PIMCO All Asset		Real Estate Securities Trust Series I
	2017	2016 (y)	2017	2016	2017	2016
Income:
Dividend distributions received	$35,482	$5,787	$48,123	$35,681	$1,376	$26,695
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	35,482	5,787	48,123	35,681	1,376	26,695

Realized gains (losses) on investments:
Capital gain distributions received	61	—	3	6	—	(1)
Net realized gain (loss)	—	—	(20,640)	(167,805)	217,064	54,400

Realized gains (losses)	61	—	(20,637)	(167,799)	217,064	54,399

Unrealized appreciation (depreciation) during the period	(1)	3	158,601	342,765	(175,482)	(24,923)

Net increase (decrease) in net assets from operations	35,542	5,790	186,087	210,647	42,958	56,171

Changes from principal transactions:
Purchase payments	8,102,122	5,616,939	41,116	42,210	5,826	6,432
Transfers between sub-accounts and the company	(6,512,797)	178,828	(1,229,956)	(50,236)	(47,460)	(798)
Transfers on general account policy loans	10,833	(108,084)	(8,461)	(42)	(70,294)	(26,587)
Withdrawals	(645,939)	(482,458)	(43,703)	(771,359)	(373,206)	146
Annual contract fee	(413,106)	(329,038)	(34,571)	(42,402)	(14,864)	(15,582)

Net increase (decrease) in net assets from principal transactions	541,113	4,876,187	(1,275,575)	(821,829)	(499,998)	(36,389)

Total increase (decrease) in net assets	576,655	4,881,977	(1,089,488)	(611,182)	(457,040)	19,782
Net assets at beginning of period	4,881,977	—	1,534,384	2,145,566	714,389	694,607

Net assets at end of period	$5,458,632	$4,881,977	$444,896	$1,534,384	$257,349	$714,389

	2017	2016	2017	2016	2017	2016
Units, beginning of period	487,645	—	94,849	149,323	12,973	13,486
Units issued	1,195,878	1,118,134	9,317	2,551	223	2,342
Units redeemed	(1,141,722)	(630,489)	(79,867)	(57,025)	(8,798)	(2,855)

Units, end of period	541,801	487,645	24,299	94,849	4,398	12,973

(y)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series NAV		Science & Technology Trust Series I		Science & Technology Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$9,389	$81,652	$167	$—	$1,571	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	9,389	81,652	167	—	1,571	—

Realized gains (losses) on investments:
Capital gain distributions received	2	(11)	17,895	30,542	99,696	160,102
Net realized gain (loss)	269,355	85,307	8,725	34,727	24,299	41,362

Realized gains (losses)	269,357	85,296	26,620	65,269	123,995	201,464

Unrealized appreciation (depreciation) during the period	(140,332)	(8,354)	79,671	(47,686)	428,620	(114,048)

Net increase (decrease) in net assets from operations	138,414	158,594	106,458	17,583	554,186	87,416

Changes from principal transactions:
Purchase payments	114,784	126,286	13,679	11,418	157,311	127,593
Transfers between sub-accounts and the company	(793,508)	(7,180)	(69)	6,506	369,692	267,504
Transfers on general account policy loans	(23,645)	(7,685)	(2,044)	(15,437)	(10,892)	(22,160)
Withdrawals	(48,494)	(73,935)	(779)	(9,568)	(41,862)	(6,578)
Annual contract fee	(92,270)	(113,373)	(23,493)	(19,506)	(125,545)	(93,368)

Net increase (decrease) in net assets from principal transactions	(843,133)	(75,887)	(12,706)	(26,587)	348,704	272,991

Total increase (decrease) in net assets	(704,719)	82,707	93,752	(9,004)	902,890	360,407
Net assets at beginning of period	2,363,055	2,280,348	262,607	271,611	1,237,631	877,224

Net assets at end of period	$1,658,336	$2,363,055	$356,359	$262,607	$2,140,521	$1,237,631

	2017	2016	2017	2016	2017	2016
Units, beginning of period	15,471	15,969	14,102	15,809	39,801	30,584
Units issued	814	882	458	2,486	13,454	21,354
Units redeemed	(6,067)	(1,380)	(1,001)	(4,193)	(4,508)	(12,137)

Units, end of period	10,218	15,471	13,559	14,102	48,747	39,801

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV		Small Cap Growth Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$4,584	$6,019	$7,121	$8,626	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	4,584	6,019	7,121	8,626	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	1	1,577
Net realized gain (loss)	(9,273)	(5,052)	(3,937)	(4,949)	40	(31,290)

Realized gains (losses)	(9,273)	(5,052)	(3,937)	(4,949)	41	(29,713)

Unrealized appreciation (depreciation) during the period	6,622	251	57	(1,810)	5,703	21,353

Net increase (decrease) in net assets from operations	1,933	1,218	3,241	1,867	5,744	(8,360)

Changes from principal transactions:
Purchase payments	18,865	20,079	56,801	61,177	678	409
Transfers between sub-accounts and the company	(41,067)	78,300	(23,971)	(13,513)	13,127	(51,949)
Transfers on general account policy loans	(2,920)	(6,731)	(1,214)	(7,113)	—	—
Withdrawals	(374)	41	(3,882)	(22,904)	(299)	(6,670)
Annual contract fee	(21,296)	(18,897)	(48,354)	(54,339)	(909)	(985)

Net increase (decrease) in net assets from principal transactions	(46,792)	72,792	(20,620)	(36,692)	12,597	(59,195)

Total increase (decrease) in net assets	(44,859)	74,010	(17,379)	(34,825)	18,341	(67,555)
Net assets at beginning of period	373,228	299,218	514,660	549,485	17,809	85,364

Net assets at end of period	$328,369	$373,228	$497,281	$514,660	$36,150	$17,809

	2017	2016	2017	2016	2017	2016
Units, beginning of period	34,710	27,986	47,698	51,243	691	3,388
Units issued	12,611	17,223	5,378	283,999	467	17
Units redeemed	(16,956)	(10,499)	(7,272)	(287,544)	(49)	(2,714)

Units, end of period	30,365	34,710	45,804	47,698	1,109	691

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Growth Trust Series NAV		Small Cap Index Trust Series I		Small Cap Index Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$708	$1,527	$9,780	$24,692
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	708	1,527	9,780	24,692

Realized gains (losses) on investments:
Capital gain distributions received	(11)	101,248	6,310	10,092	77,844	150,007
Net realized gain (loss)	(12,573)	(106,828)	1,359	5,603	46,270	(8,373)

Realized gains (losses)	(12,584)	(5,580)	7,669	15,695	124,114	141,634

Unrealized appreciation (depreciation) during the period	282,085	32,163	13,115	6,552	141,422	211,318

Net increase (decrease) in net assets from operations	269,501	26,583	21,492	23,774	275,316	377,644

Changes from principal transactions:
Purchase payments	100,509	109,850	3,928	3,914	124,457	109,513
Transfers between sub-accounts and the company	121,223	(184,325)	(1,577)	13,231	(510,554)	208,514
Transfers on general account policy loans	(3,335)	(9,223)	15	35	27,177	23,606
Withdrawals	(32,963)	(7,573)	23	(27)	(12,794)	(757,292)
Annual contract fee	(70,919)	(69,118)	(5,399)	(4,681)	(113,817)	(105,706)

Net increase (decrease) in net assets from principal transactions	114,515	(160,389)	(3,010)	12,472	(485,531)	(521,365)

Total increase (decrease) in net assets	384,016	(133,806)	18,482	36,246	(210,215)	(143,721)
Net assets at beginning of period	968,168	1,101,968	150,957	114,711	2,384,087	2,527,808

Net assets at end of period	$1,352,184	$968,168	$169,439	$150,957	$2,173,872	$2,384,087

	2017	2016	2017	2016	2017	2016
Units, beginning of period	31,662	36,855	4,021	3,696	79,543	102,059
Units issued	5,720	3,953	42	1,287	7,680	17,110
Units redeemed	(2,480)	(9,146)	(118)	(962)	(23,842)	(39,626)

Units, end of period	34,902	31,662	3,945	4,021	63,381	79,543

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV		Small Cap Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$543	$518	$3,645	$6,802	$905	$687
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	543	518	3,645	6,802	905	687

Realized gains (losses) on investments:
Capital gain distributions received	8,487	10,468	51,403	123,743	7,309	18,037
Net realized gain (loss)	274	167	10,259	(23,067)	298	(10,204)

Realized gains (losses)	8,761	10,635	61,662	100,676	7,607	7,833

Unrealized appreciation (depreciation) during the period	4,567	9,929	19,667	75,433	(5,028)	17,521

Net increase (decrease) in net assets from operations	13,871	21,082	84,974	182,911	3,484	26,041

Changes from principal transactions:
Purchase payments	4,831	5,400	60,481	59,630	1,500	1,500
Transfers between sub-accounts and the company	9	(13)	(3,799)	(663,581)	(15)	16,302
Transfers on general account policy loans	(470)	(960)	(2,562)	(1,847)	—	—
Withdrawals	6	(7,565)	(19,369)	(1,316)	8	7
Annual contract fee	(5,318)	(5,000)	(32,580)	(63,217)	(3,313)	(3,542)

Net increase (decrease) in net assets from principal transactions	(942)	(8,138)	2,171	(670,331)	(1,820)	14,267

Total increase (decrease) in net assets	12,929	12,944	87,145	(487,420)	1,664	40,308
Net assets at beginning of period	125,799	112,855	759,381	1,246,801	96,108	55,800

Net assets at end of period	$138,728	$125,799	$846,526	$759,381	$97,772	$96,108

	2017	2016	2017	2016	2017	2016
Units, beginning of period	2,814	3,016	34,463	67,624	3,229	2,300
Units issued	94	88	2,648	4,019	36	2,945
Units redeemed	(114)	(290)	(2,558)	(37,180)	(98)	(2,016)

Units, end of period	2,794	2,814	34,553	34,463	3,167	3,229

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series NAV		Small Company Value Trust Series I		Small Company Value Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$17,577	$9,474	$281	$1,399	$3,583	$9,919
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	17,577	9,474	281	1,399	3,583	9,919

Realized gains (losses) on investments:
Capital gain distributions received	207,418	165,670	17,100	27,369	211,750	179,154
Net realized gain (loss)	(87,787)	1,062	3,049	8,646	30,998	3,372

Realized gains (losses)	119,631	166,732	20,149	36,015	242,748	182,526

Unrealized appreciation (depreciation) during the period	(73,477)	88,754	(7,264)	15,889	(85,272)	146,539

Net increase (decrease) in net assets from operations	63,731	264,960	13,166	53,303	161,059	338,984

Changes from principal transactions:
Purchase payments	136,481	130,937	12,915	14,196	50,502	60,405
Transfers between sub-accounts and the company	199,532	15,581	(93,844)	(9,526)	24,580	(1,412)
Transfers on general account policy loans	(1,183)	(7,868)	1,799	(4,694)	(1,181)	(708)
Withdrawals	(61,486)	(18,198)	238	(7,556)	(81,482)	(285)
Annual contract fee	(81,184)	(58,934)	(22,799)	(19,788)	(47,325)	(42,756)

Net increase (decrease) in net assets from principal transactions	192,160	61,518	(101,691)	(27,368)	(54,906)	15,244

Total increase (decrease) in net assets	255,891	326,478	(88,525)	25,935	106,153	354,228
Net assets at beginning of period	1,424,668	1,098,190	199,403	173,468	1,390,867	1,036,639

Net assets at end of period	$1,680,559	$1,424,668	$110,878	$199,403	$1,497,020	$1,390,867

	2017	2016	2017	2016	2017	2016
Units, beginning of period	17,008	16,083	3,998	4,602	48,759	48,089
Units issued	18,563	2,784	1,862	334	2,517	2,328
Units redeemed	(16,241)	(1,859)	(3,865)	(938)	(4,242)	(1,658)

Units, end of period	19,330	17,008	1,995	3,998	47,034	48,759

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV		Total Bond Market Series Trust NAV
	2017	2016	2017	2016	2017 (t)	2016
Income:
Dividend distributions received	$5,170	$3,513	$59,242	$42,480	$22,892	$19,051
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,170	3,513	59,242	42,480	22,892	19,051

Realized gains (losses) on investments:
Capital gain distributions received	—	—	(3)	(6)	12	11
Net realized gain (loss)	1,188	2,150	3,946	(11,772)	(2,709)	(44)

Realized gains (losses)	1,188	2,150	3,943	(11,778)	(2,697)	(33)

Unrealized appreciation (depreciation) during the period	1,845	1,882	37,600	44,990	4,890	(5,080)

Net increase (decrease) in net assets from operations	8,203	7,545	100,785	75,692	25,085	13,938

Changes from principal transactions:
Purchase payments	4,337	5,467	177,140	167,547	83,936	75,272
Transfers between sub-accounts and the company	24,490	(65,034)	39,137	(865,142)	26,559	68,031
Transfers on general account policy loans	3,596	(5,100)	(14,737)	6,960	(27,216)	(9,620)
Withdrawals	(482)	(251)	(78,432)	(74,684)	(2,367)	(9,718)
Annual contract fee	(8,306)	(8,440)	(86,289)	(85,646)	(46,864)	(43,221)

Net increase (decrease) in net assets from principal transactions	23,635	(73,358)	36,819	(850,965)	34,048	80,744

Total increase (decrease) in net assets	31,838	(65,813)	137,604	(775,273)	59,133	94,682
Net assets at beginning of period	143,791	209,604	1,752,214	2,527,487	717,243	622,562

Net assets at end of period	$175,629	$143,791	$1,889,818	$1,752,214	$776,376	$717,243

	2017	2016	2017	2016	2017	2016
Units, beginning of period	5,233	8,019	85,913	130,343	29,548	26,275
Units issued	2,454	905	13,934	62,878	5,996	6,015
Units redeemed	(1,634)	(3,691)	(12,159)	(107,308)	(4,594)	(2,742)

Units, end of period	6,053	5,233	87,688	85,913	30,950	29,548

(t)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV		Ultra Short Term Bond Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$5,376	$2,095	$58,596	$49,198	$387	$378
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,376	2,095	58,596	49,198	387	378

Realized gains (losses) on investments:
Capital gain distributions received	8,393	2,330	84,811	51,501	—	—
Net realized gain (loss)	44,986	2,304	63,386	31,069	(6)	19

Realized gains (losses)	53,379	4,634	148,197	82,570	(6)	19

Unrealized appreciation (depreciation) during the period	2,666	9,787	556,621	248,843	(222)	(375)

Net increase (decrease) in net assets from operations	61,421	16,516	763,414	380,611	159	22

Changes from principal transactions:
Purchase payments	3,175	1,808	300,851	310,705	—	—
Transfers between sub-accounts and the company	306,686	23,054	170,638	276,056	—	24,667
Transfers on general account policy loans	(96,447)	—	(17,664)	13,142	—	—
Withdrawals	171	12	(46,232)	(35,860)	—	—
Annual contract fee	(11,484)	(4,709)	(162,566)	(150,627)	(415)	(433)

Net increase (decrease) in net assets from principal transactions	202,101	20,165	245,027	413,416	(415)	24,234

Total increase (decrease) in net assets	263,522	36,681	1,008,441	794,027	(256)	24,256
Net assets at beginning of period	154,027	117,346	3,541,365	2,747,338	24,256	—

Net assets at end of period	$417,549	$154,027	$4,549,806	$3,541,365	$24,000	$24,256

	2017	2016	2017	2016	2017	2016
Units, beginning of period	5,761	4,932	39,740	34,645	2,402	—
Units issued	10,879	1,041	4,809	7,438	—	6,639
Units redeemed	(3,688)	(212)	(2,232)	(2,343)	(41)	(4,237)

Units, end of period	12,952	5,761	42,317	39,740	2,361	2,402

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series NAV		Utilities Trust Series I		Utilities Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$5,428	$4,594	$3,420	$6,543	$39,033	$44,418
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,428	4,594	3,420	6,543	39,033	44,418

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	2,753	(17)	16,560
Net realized gain (loss)	(238)	(144)	(179)	(5,656)	(11,559)	3,275

Realized gains (losses)	(238)	(144)	(179)	(2,903)	(11,576)	19,835

Unrealized appreciation (depreciation) during the period	(3,308)	(1,837)	15,416	4,793	149,893	41,992

Net increase (decrease) in net assets from operations	1,882	2,613	18,657	8,433	177,350	106,245

Changes from principal transactions:
Purchase payments	33,207	33,774	1,325	2,116	98,616	104,793
Transfers between sub-accounts and the company	36,556	185,166	669	6,505	580,581	(44,028)
Transfers on general account policy loans	(4)	(342)	16,166	772	(21,763)	4,629
Withdrawals	(3,441)	(19,333)	(26,343)	10	(36,998)	(50,420)
Annual contract fee	(14,997)	(16,525)	(3,973)	(4,306)	(81,065)	(82,605)

Net increase (decrease) in net assets from principal transactions	51,321	182,740	(12,156)	5,097	539,371	(67,631)

Total increase (decrease) in net assets	53,203	185,353	6,501	13,530	716,721	38,614
Net assets at beginning of period	287,981	102,628	110,484	96,954	959,365	920,751

Net assets at end of period	$341,184	$287,981	$116,985	$110,484	$1,676,086	$959,365

	2017	2016	2017	2016	2017	2016
Units, beginning of period	28,405	10,190	3,119	3,048	33,814	36,163
Units issued	6,113	129,323	2,036	2,137	25,763	3,031
Units redeemed	(1,072)	(111,108)	(2,277)	(2,066)	(8,124)	(5,380)

Units, end of period	33,446	28,405	2,878	3,119	51,453	33,814

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

1.	Organization

John Hancock Life Insurance Company of New York Separate Account B (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The Account consists of 97 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
500 Index Fund B Series NAV	500 Index Fund Series NAV	10/27/2017
International Equity Index Trust B Series I	International Equity Index Series I	10/27/2017
International Equity Index Trust B Series NAV	International Equity Index Series NAV	10/27/2017
Lifestyle Aggressive MVP Series I	Managed Volatility Aggressive Portfolio Series I	10/27/2017
Lifestyle Aggressive MVP Series NAV	Managed Volatility Aggressive Portfolio Series NAV	10/27/2017
Lifestyle Aggressive Trust PS Series NAV	Lifestyle Aggressive Portfolio Series NAV	10/27/2017
Lifestyle Balanced MVP Series I	Managed Volatility Balanced Portfolio Series I	10/27/2017
Lifestyle Balanced MVP Series NAV	Managed Volatility Balanced Portfolio Series NAV	10/27/2017
Lifestyle Balanced Trust PS Series NAV	Lifestyle Balanced Portfolio Series NAV	10/27/2017
Lifestyle Conservative MVP Series I	Managed Volatility Conservative Portfolio Series I	10/27/2017
Lifestyle Conservative MVP Series NAV	Managed Volatility Conservative Portfolio Series NAV	10/27/2017
Lifestyle Conservative Trust PS Series NAV	Lifestyle Conservative Portfolio Series NAV	10/27/2017
Lifestyle Growth MVP Series I	Managed Volatility Growth Portfolio Series I	10/27/2017
Lifestyle Growth MVP Series NAV	Managed Volatility Growth Portfolio Series NAV	10/27/2017
Lifestyle Growth Trust PS Series I	Lifestyle Growth Portfolio Series I	10/27/2017

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

1.	Organization — (continued):

Previous Name	New Name	Effective Date
Lifestyle Growth Trust PS Series NAV	Lifestyle Growth Portfolio Series NAV	10/27/2017
Lifestyle Moderate MVP Series I	Managed Volatility Moderate Portfolio Series I	10/27/2017
Lifestyle Moderate MVP Series NAV	Managed Volatility Moderate Portfolio Series NAV	10/27/2017
Lifestyle Moderate Trust PS Series NAV	Lifestyle Moderate Portfolio Series NAV	10/27/2017
Total Bond Market Trust B Series NAV	Total Bond Market Series Trust NAV	10/27/2017

Funds transferred in 2017 are as follows:

Transferred from	Transferred to	Effective Date
All Cap Core Trust Series I	Total Stock Market Index Trust Series I	04/28/2017
All Cap Core Trust Series NAV	Total Stock Market Index Trust Series NAV	04/28/2017
American New World Trust Series I	Emerging Markets Value Trust Series I	10/27/2017
Core Strategy Trust Series NAV	Lifestyle Growth Portfolio Series NAV	10/27/2017
Value Trust Series I	Mid Cap Index Trust Series I	10/27/2017
Value Trust Series NAV	Mid Cap Index Trust Series NAV	10/27/2017

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2017, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company . Contracts are sold by registered representatives of either John Hancock Distributors , LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2017. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2017:

	Level 1	Level 2	Level 3	Total

Mutual Funds
Affiliated	$277,802,611	—	—	277,802,611
NonAffiliated	$3,165,831	—	—	3,165,831

Total	$280,968,442	—	—	280,968,442

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2017 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund Series NAV	$2,821,281	$1,697,568
Active Bond Trust Series I	163,936	16,444
Active Bond Trust Series NAV	279,106	87,311
All Cap Core Trust Series I (f)	33,809	345,895
All Cap Core Trust Series NAV (g)	10,190	155,963
Alpha Opportunities Trust Series I	766	135
Alpha Opportunities Trust Series NAV	56,983	28,898
American Asset Allocation Trust Series I	2,008,238	335,838
American Global Growth Trust Series I	92,342	42,348
American Growth Trust Series I	829,921	321,588
American Growth-Income Trust Series I	738,947	251,434
American International Trust Series I	657,714	328,748
American New World Trust Series I (b)	107,753	567,364
Blue Chip Growth Trust Series I	193,145	205,969
Blue Chip Growth Trust Series NAV	1,868,847	2,621,316
Bond Trust Series I	63,197	62,573
Bond Trust Series NAV	127,170	74,531
Capital Appreciation Trust Series I	44,888	35,104
Capital Appreciation Trust Series NAV	507,985	2,860,131
Capital Appreciation Value Trust Series I	33	19
Capital Appreciation Value Trust Series NAV	3,608,308	1,549,061
Core Bond Trust Series I	93,436	124,659
Core Bond Trust Series NAV	771,579	333,156
Core Strategy Trust Series NAV (c)	1,185,352	9,804,497
Emerging Markets Value Trust Series I	105,477	74,138
Emerging Markets Value Trust Series NAV	1,129,660	907,329
Equity Income Trust Series I	106,373	85,982
Equity Income Trust Series NAV	1,308,730	2,673,491
Financial Industries Trust Series I	78,716	86,255
Financial Industries Trust Series NAV	1,303,519	1,184,370
Fundamental All Cap Core Trust Series I	2,178	1,544
Fundamental All Cap Core Trust Series NAV	262,070	110,137
Fundamental Large Cap Value Trust Series I	116,686	191,718
Fundamental Large Cap Value Trust Series NAV	312,251	483,431
Global Bond Trust Series I	31,737	30,291
Global Bond Trust Series NAV	779,604	77,774
Global Trust Series I	18,261	32,053
Global Trust Series NAV	128,811	127,819
Health Sciences Trust Series I	87,375	108,712
Health Sciences Trust Series NAV	1,211,519	1,453,502
High Yield Trust Series I	29,808	10,379
High Yield Trust Series NAV	3,971,891	4,415,252
International Equity Index Series I	15,608	58,771
International Equity Index Series NAV	610,886	4,350,269
International Growth Stock Trust Series I	30,085	104,694
International Growth Stock Trust Series NAV	160,913	418,173
International Small Company Trust Series I	2,733	60,151
International Small Company Trust Series NAV	166,250	189,056
International Value Trust Series I	20,843	15,314

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
International Value Trust Series NAV	$178,072	$179,756
Investment Quality Bond Trust Series I	57,143	169,141
Investment Quality Bond Trust Series NAV	108,093	24,320
Lifestyle Aggressive Portfolio Series NAV	27,447	6,855
Lifestyle Balanced Portfolio Series NAV	792,328	87,855
Lifestyle Conservative Portfolio Series NAV	24,984	7,695
Lifestyle Growth Portfolio Series I	21	457
Lifestyle Growth Portfolio Series NAV	10,818,041	381,364
Lifestyle Moderate Portfolio Series NAV	225,984	54,976
M Capital Appreciation (a)	162,720	19,852
M International Equity (a)	96,892	127,925
M Large Cap Growth (a)	152,970	292,561
M Large Cap Value (a)	176,269	56,201
Managed Volatility Aggressive Portfolio Series I	43,382	12,933
Managed Volatility Aggressive Portfolio Series NAV	1,841,713	950,634
Managed Volatility Balanced Portfolio Series I	349,147	362,622
Managed Volatility Balanced Portfolio Series NAV	4,842,845	2,803,848
Managed Volatility Conservative Portfolio Series I	8,464	3,367
Managed Volatility Conservative Portfolio Series NAV	16,780,449	607,674
Managed Volatility Growth Portfolio Series I	165,470	388,670
Managed Volatility Growth Portfolio Series NAV	4,545,203	4,494,867
Managed Volatility Moderate Portfolio Series I	45,049	74,687
Managed Volatility Moderate Portfolio Series NAV	2,358,591	580,718
Mid Cap Index Trust Series I	368,685	194,920
Mid Cap Index Trust Series NAV	1,904,776	1,926,329
Mid Cap Stock Trust Series I	34,656	33,039
Mid Cap Stock Trust Series NAV	173,030	116,927
Mid Value Trust Series I	79,190	72,127
Mid Value Trust Series NAV	441,806	91,578
Money Market Trust Series I	195,258	187,868
Money-Market Trust Series NAV	12,029,993	11,453,339
PIMCO All Asset (a)	212,966	1,440,413
Real Estate Securities Trust Series I	14,018	512,638
Real Estate Securities Trust Series NAV	137,397	971,140
Science & Technology Trust Series I	28,346	22,990
Science & Technology Trust Series NAV	618,093	168,122
Short Term Government Income Trust Series I	141,214	183,422
Short Term Government Income Trust Series NAV	65,528	79,027
Small Cap Growth Trust Series I	14,060	1,462
Small Cap Growth Trust Series NAV	200,371	85,871
Small Cap Index Trust Series I	8,657	4,649
Small Cap Index Trust Series NAV	331,757	729,662
Small Cap Opportunities Trust Series I	13,370	5,282
Small Cap Opportunities Trust Series NAV	115,061	57,839
Small Cap Value Trust Series I	9,297	2,902
Small Cap Value Trust Series NAV	1,783,115	1,365,964
Small Company Value Trust Series I	110,963	195,273
Small Company Value Trust Series NAV	288,069	127,640
Strategic Income Opportunities Trust Series I	74,697	45,890
Strategic Income Opportunities Trust Series NAV	352,251	256,193
Total Bond Market Series Trust NAV	171,130	114,173
Total Stock Market Index Trust Series I	324,135	108,263

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Total Stock Market Index Trust Series NAV	$605,717	$217,280
Ultra Short Term Bond Trust Series I	387	415
Ultra Short Term Bond Trust Series NAV	67,675	10,923
Utilities Trust Series I	82,640	91,376
Utilities Trust Series NAV	830,883	252,499
Value Trust Series I (d)	257,819	280,052
Value Trust Series NAV (e)	609,450	1,016,140

(a)	Sub-account that invests in non-affiliated Trust.

(b)

Terminated as an investment option and funds transferred to Emerging Markets Value Trust Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(c)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series NAV on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(d)

Terminated as an investment option and funds transferred to Mid Cap Index Trust Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to Mid Cap Index Trust Series NAV on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(f)

Terminated as an investment option and funds transferred to Total Stock Market Index Trust Series I on April 28, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(g)

Terminated as an investment option and funds transferred to Total Stock Market Index Trust Series NAV on April 28, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund Series NAV	2017	(f)	369	$58.62 to $36.65	$21,067	0.00% to 0.00%	1.81%	21.54% to 21.54%
	2016		360	48.23 to 30.16	16,841	0.00 to 0.00	2.20	11.64 to 11.64
	2015		252	43.20 to 27.01	10,299	0.00 to 0.00	1.89	1.15 to 1.15
	2014		207	42.71 to 26.70	8,236	0.00 to 0.00	1.73	13.43 to 9.85
	2013		193	37.65 to 23.54	6,764	0.00 to 0.00	2.17	32.03 to 32.02

Active Bond Trust Series I	2017		18	23.89 to 23.89	435	0.00 to 0.00	4.01	4.84 to 4.84
	2016		13	22.78 to 22.78	287	0.00 to 0.00	3.29	4.34 to 4.34
	2015		16	21.84 to 21.84	354	0.00 to 0.00	5.02	0.17 to 0.17
	2014		18	21.80 to 21.80	394	0.00 to 0.00	3.68	6.82 to 6.82
	2013		15	20.41 to 20.41	315	0.00 to 0.00	6.44	0.24 to 0.24

Active Bond Trust Series NAV	2017		16	77.99 to 77.99	1,282	0.00 to 0.00	3.59	4.89 to 4.89
	2016		14	74.36 to 74.36	1,077	0.00 to 0.00	3.76	4.50 to 4.50
	2015		13	71.15 to 71.15	954	0.00 to 0.00	5.60	0.12 to 0.12
	2014		9	71.07 to 71.07	653	0.00 to 0.00	3.64	6.97 to 2.79
	2013		10	66.44 to 66.44	654	0.00 to 0.00	5.99	0.19 to 0.19

Alpha Opportunities Trust Series I	2017		0	28.66 to 28.66	5	0.00 to 0.00	0.46	17.73 to 17.73
	2016		0	24.34 to 24.34	5	0.00 to 0.00	1.46	5.71 to 5.71
	2015		2	23.02 to 23.02	40	0.00 to 0.00	0.66	0.00 to 0.00

Alpha Opportunities Trust Series NAV	2017		6	30.34 to 30.34	189	0.00 to 0.00	0.52	17.77 to 17.77
	2016		6	25.76 to 25.76	160	0.00 to 0.00	1.96	5.75 to 5.75
	2015		5	24.36 to 24.36	133	0.00 to 0.00	0.71	-0.03 to -0.03
	2014		5	24.37 to 24.37	124	0.00 to 0.00	0.67	8.12 to 6.15
	2013		4	22.54 to 22.54	93	0.00 to 0.00	0.92	35.58 to 35.58

American Asset Allocation Trust Series I	2017		259	19.41 to 19.41	5,030	0.00 to 0.00	1.33	15.79 to 15.79
	2016		185	16.76 to 16.76	3,107	0.00 to 0.00	1.48	8.99 to 8.99
	2015		151	15.38 to 15.38	2,326	0.00 to 0.00	2.26	1.06 to 1.06
	2014		138	15.22 to 15.22	2,101	0.00 to 0.00	1.80	5.05 to 3.82
	2013		104	14.49 to 14.49	1,506	0.00 to 0.00	1.24	23.30 to 23.30

American Global Growth Trust Series I	2017		18	20.55 to 20.55	374	0.00 to 0.00	0.27	30.92 to 30.92
	2016		17	15.70 to 15.70	267	0.00 to 0.00	1.08	0.29 to 0.29
	2015		13	15.66 to 15.66	205	0.00 to 0.00	2.12	6.64 to 6.64
	2014		9	14.68 to 14.68	131	0.00 to 0.00	0.90	3.55 to 1.97
	2013		6	14.40 to 14.40	82	0.00 to 0.00	1.04	28.63 to 28.63

American Growth Trust Series I	2017		101	47.32 to 31.43	3,441	0.00 to 0.00	0.37	27.87 to 27.86
	2016		102	37.01 to 24.58	2,672	0.00 to 0.00	0.41	9.08 to 9.07
	2015		100	33.93 to 22.54	2,411	0.00 to 0.00	0.25	6.44 to 6.44
	2014		101	31.88 to 21.17	2,281	0.00 to 0.00	0.79	8.14 to 7.90
	2013		117	29.48 to 19.58	2,499	0.00 to 0.00	0.57	29.61 to 29.61

American Growth-Income Trust Series I	2017		95	40.87 to 27.38	2,932	0.00 to 0.00	1.10	22.03 to 22.03
	2016		95	33.49 to 22.44	2,394	0.00 to 0.00	1.60	11.10 to 11.10
	2015		107	30.14 to 20.19	2,405	0.00 to 0.00	1.25	1.11 to 1.11
	2014		138	29.81 to 19.97	3,002	0.00 to 0.00	0.93	10.25 to 7.27
	2013		142	27.04 to 18.11	2,798	0.00 to 0.00	1.02	33.02 to 33.01

American International Trust Series I	2017		94	41.58 to 23.62	2,325	0.00 to 0.00	0.99	31.65 to 31.65
	2016		83	31.58 to 17.94	1,603	0.00 to 0.00	1.00	3.12 to 3.12
	2015		80	30.63 to 17.40	1,548	0.00 to 0.00	1.43	-4.82 to -4.82
	2014		62	32.18 to 18.28	1,281	0.00 to 0.00	0.98	-3.05 to -4.20
	2013		82	33.19 to 18.85	1,723	0.00 to 0.00	1.03	21.20 to 21.20

Blue Chip Growth Trust Series I	2017		25	36.35 to 36.35	902	0.00 to 0.00	0.07	36.28 to 36.28
	2016		27	26.67 to 26.67	722	0.00 to 0.00	0.01	0.81 to 0.81
	2015		43	26.46 to 26.46	1,140	0.00 to 0.00	0.00	11.06 to 11.06
	2014		45	23.82 to 23.82	1,067	0.00 to 0.00	0.00	9.07 to 9.07
	2013		46	21.84 to 21.84	1,002	0.00 to 0.00	0.28	41.33 to 41.33

Blue Chip Growth Trust Series NAV	2017		44	186.84 to 186.84	8,271	0.00 to 0.00	0.11	36.34 to 36.34
	2016		52	137.04 to 137.04	7,175	0.00 to 0.00	0.06	0.85 to 0.85
	2015		51	135.88 to 135.88	6,938	0.00 to 0.00	0.00	11.13 to 11.13
	2014		29	122.28 to 122.28	3,576	0.00 to 0.00	0.00	11.16 to 9.11
	2013		25	112.07 to 112.07	2,796	0.00 to 0.00	0.32	41.43 to 41.43

Bond Trust Series I	2017		2	11.95 to 11.95	22	0.00 to 0.00	2.48	3.67 to 3.67
	2016		2	11.52 to 11.52	21	0.00 to 0.00	1.85	3.06 to 3.06
	2014		2	11.16 to 11.16	24	0.00 to 0.00	3.73	5.53 to 5.53

Bond Trust Series NAV	2017		100	11.98 to 11.98	1,198	0.00 to 0.00	2.85	3.65 to 3.65
	2016		98	11.56 to 11.56	1,137	0.00 to 0.00	3.93	3.19 to 3.19
	2015		23	11.20 to 11.20	255	0.00 to 0.00	2.87	0.30 to 0.30
	2014		41	11.17 to 11.17	453	0.00 to 0.00	2.95	5.59 to 2.50
	2013		17	10.58 to 10.58	185	0.00 to 0.00	2.99	-1.32 to -1.32

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Capital Appreciation Trust Series I	2017	11	$37.30 to $37.30	$417	0.00% to 0.00%	0.06%	36.53% to 36.53%
	2016	12	27.32 to 27.32	323	0.00 to 0.00	0.00	-1.08 to -1.08
	2015	12	27.61 to 27.61	329	0.00 to 0.00	0.00	11.45 to 11.45
	2014	14	24.78 to 24.78	349	0.00 to 0.00	0.05	9.65 to 9.65
	2013	15	22.60 to 22.60	343	0.00 to 0.00	0.24	37.41 to 37.41

Capital Appreciation Trust Series NAV	2017	34	36.64 to 36.64	1,239	0.00 to 0.00	0.11	36.51 to 36.51
	2016	124	26.84 to 26.84	3,318	0.00 to 0.00	0.01	-1.00 to -1.00
	2015	154	27.11 to 27.11	4,175	0.00 to 0.00	0.02	11.47 to 11.47
	2014	182	24.32 to 24.32	4,417	0.00 to 0.00	0.08	11.81 to 9.68
	2013	216	22.17 to 22.17	4,798	0.00 to 0.00	0.26	37.50 to 37.50

Capital Appreciation Value Trust Series I	2017	0	22.92 to 22.92	1	0.00 to 0.00	1.46	15.14 to 15.14
	2016	0	19.90 to 19.90	1	0.00 to 0.00	1.33	8.12 to 8.12
	2015	0	18.41 to 18.41	0	0.00 to 0.00	1.10	5.28 to 5.28
	2014	0	17.48 to 17.48	1	0.00 to 0.00	5.47	12.22 to 12.22

Capital Appreciation Value Trust Series NAV	2017	235	22.99 to 22.99	5,394	0.00 to 0.00	1.46	15.13 to 15.13
	2016	149	19.97 to 19.97	2,966	0.00 to 0.00	1.66	8.19 to 8.19
	2015	104	18.46 to 18.46	1,928	0.00 to 0.00	1.27	5.27 to 5.27
	2014	89	17.54 to 17.54	1,562	0.00 to 0.00	1.69	12.38 to 7.58
	2013	71	15.60 to 15.60	1,110	0.00 to 0.00	1.39	22.29 to 22.29

Core Bond Trust Series I	2017	29	21.58 to 21.58	619	0.00 to 0.00	2.02	3.40 to 3.40
	2016	31	20.87 to 20.87	651	0.00 to 0.00	1.89	2.74 to 2.74
	2015	39	20.31 to 20.31	788	0.00 to 0.00	2.22	0.31 to 0.31
	2014	7	20.25 to 20.25	141	0.00 to 0.00	2.93	5.93 to 5.93
	2013	7	19.11 to 19.11	136	0.00 to 0.00	2.13	-2.15 to -2.15

Core Bond Trust Series NAV	2017	161	17.35 to 17.35	2,790	0.00 to 0.00	2.26	3.47 to 3.47
	2016	141	16.76 to 16.76	2,357	0.00 to 0.00	2.12	2.73 to 2.73
	2015	128	16.32 to 16.32	2,095	0.00 to 0.00	2.29	0.36 to 0.36
	2014	27	16.26 to 16.26	437	0.00 to 0.00	2.82	6.01 to 2.87
	2013	33	15.34 to 15.34	503	0.00 to 0.00	2.25	-2.12 to -2.12

Emerging Markets Value Trust Series I	2017	5	17.87 to 17.87	94	0.00 to 0.00	2.15	32.69 to 32.69
	2016	4	13.47 to 13.47	49	0.00 to 0.00	5.49	18.00 to 18.00
	2015	4	11.41 to 11.41	43	0.00 to 0.00	2.40	-19.07 to -19.07
	2014	0	14.10 to 14.10	5	0.00 to 0.00	1.85	-5.50 to -5.50
	2013	0	14.93 to 14.93	6	0.00 to 0.00	1.28	-3.22 to -3.22

Emerging Markets Value Trust Series NAV	2017	94	14.36 to 14.36	1,348	0.00 to 0.00	1.53	32.67 to 32.67
	2016	69	10.83 to 10.83	746	0.00 to 0.00	2.52	18.09 to 18.09
	2015	84	9.17 to 9.17	766	0.00 to 0.00	1.54	-19.05 to -19.05
	2014	229	11.32 to 11.32	2,590	0.00 to 0.00	1.85	-5.37 to -7.51
	2013	247	11.97 to 11.97	2,956	0.00 to 0.00	1.35	-3.18 to -3.18

Equity Income Trust Series I	2017	16	35.85 to 35.85	568	0.00 to 0.00	2.26	16.28 to 16.28
	2016	17	30.83 to 30.83	518	0.00 to 0.00	2.24	19.12 to 19.12
	2015	20	25.88 to 25.88	517	0.00 to 0.00	1.86	-6.75 to -6.75
	2014	23	27.75 to 27.75	630	0.00 to 0.00	1.69	7.47 to 7.47
	2013	31	25.82 to 25.82	806	0.00 to 0.00	1.85	30.04 to 30.04

Equity Income Trust Series NAV	2017	70	59.30 to 59.30	4,144	0.00 to 0.00	1.83	16.28 to 16.28
	2016	103	51.00 to 51.00	5,239	0.00 to 0.00	2.32	19.18 to 19.18
	2015	106	42.79 to 42.79	4,555	0.00 to 0.00	1.74	-6.66 to -6.66
	2014	146	45.85 to 45.85	6,715	0.00 to 0.00	1.82	7.55 to 4.38
	2013	162	42.63 to 42.63	6,921	0.00 to 0.00	2.00	30.05 to 30.05

Financial Industries Trust Series I	2017	4	31.69 to 31.69	116	0.00 to 0.00	1.10	15.29 to 15.29
	2016	4	27.49 to 27.49	104	0.00 to 0.00	1.28	19.37 to 19.37
	2015	7	23.03 to 23.03	150	0.00 to 0.00	1.00	-2.65 to -2.65
	2014	6	23.65 to 23.65	141	0.00 to 0.00	0.70	8.65 to 8.65
	2013	7	21.77 to 21.77	142	0.00 to 0.00	0.65	30.75 to 30.75

Financial Industries Trust Series NAV	2017	22	38.19 to 38.19	842	0.00 to 0.00	0.82	15.29 to 15.29
	2016	16	33.13 to 33.13	540	0.00 to 0.00	1.54	19.47 to 19.47
	2015	18	27.73 to 27.73	491	0.00 to 0.00	1.08	-2.58 to -2.58
	2014	17	28.46 to 28.46	488	0.00 to 0.00	0.78	8.64 to 6.56
	2013	17	26.20 to 26.20	447	0.00 to 0.00	0.74	30.86 to 30.86

Fundamental All Cap Core Trust Series I	2017	0	52.48 to 52.48	1	0.00 to 0.00	0.82	27.70 to 27.70
	2016	0	41.10 to 41.10	1	0.00 to 0.00	0.61	8.34 to 8.34
	2015	0	37.93 to 37.93	4	0.00 to 0.00	0.00	4.01 to 4.01
	2014	1	36.47 to 36.47	39	0.00 to 0.00	0.41	9.75 to 9.75
	2013	1	33.23 to 33.23	35	0.00 to 0.00	0.34	35.88 to 35.88

Fundamental All Cap Core Trust Series NAV	2017	30	31.22 to 31.22	924	0.00 to 0.00	0.84	27.77 to 27.77
	2016	26	24.44 to 24.44	623	0.00 to 0.00	0.73	8.40 to 8.40
	2015	18	22.55 to 22.55	414	0.00 to 0.00	0.00	4.09 to 4.09
	2014	16	21.66 to 21.66	352	0.00 to 0.00	0.44	11.86 to 9.81
	2013	27	19.73 to 19.73	531	0.00 to 0.00	1.14	35.87 to 35.87

Fundamental Large Cap Value Trust Series I	2017	22	36.28 to 36.28	806	0.00 to 0.00	1.57	17.43 to 17.43

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Fundamental Large Cap Value Trust Series I	2016		25	$30.90 to $30.90	$765	0.00% to 0.00%	2.06%	10.17% to 10.17%
	2015		29	28.05 to 28.05	801	0.00 to 0.00	1.02	-1.11 to -1.11
	2014		32	28.36 to 28.36	900	0.00 to 0.00	1.59	10.61 to 10.61
	2013		5	25.64 to 25.64	135	0.00 to 0.00	0.00	32.41 to 32.41

Fundamental Large Cap Value Trust Series NAV	2017		100	25.59 to 25.59	2,556	0.00 to 0.00	1.68	17.54 to 17.54
	2016		109	21.77 to 21.77	2,375	0.00 to 0.00	2.34	10.21 to 10.21
	2015		111	19.75 to 19.75	2,187	0.00 to 0.00	1.13	-1.06 to -1.06
	2014		105	19.96 to 19.96	2,105	0.00 to 0.00	0.87	10.66 to 7.82
	2013		69	18.04 to 18.04	1,252	0.00 to 0.00	1.49	32.46 to 32.46

Global Bond Trust Series I	2017		11	23.32 to 23.32	245	0.00 to 0.00	2.21	8.75 to 8.75
	2016		11	21.44 to 21.44	230	0.00 to 0.00	0.00	3.05 to 3.05
	2015		10	20.80 to 20.80	207	0.00 to 0.00	2.60	-3.50 to -3.50
	2014		8	21.56 to 21.56	180	0.00 to 0.00	0.98	2.28 to 2.28
	2013		8	21.08 to 21.08	170	0.00 to 0.00	0.42	-5.42 to -5.42

Global Bond Trust Series NAV	2017		52	33.33 to 33.33	1,734	0.00 to 0.00	2.68	8.71 to 8.71
	2016		31	30.66 to 30.66	953	0.00 to 0.00	0.00	3.15 to 3.15
	2015		32	29.73 to 29.73	946	0.00 to 0.00	2.69	-3.51 to -3.51
	2014		33	30.81 to 30.81	1,021	0.00 to 0.00	1.05	2.42 to -1.88
	2013		31	30.08 to 30.08	921	0.00 to 0.00	0.34	-5.54 to -5.54

Global Trust Series I	2017		5	23.01 to 23.01	106	0.00 to 0.00	1.93	18.88 to 18.88
	2016		5	19.36 to 19.36	104	0.00 to 0.00	4.15	9.47 to 9.47
	2015		10	17.68 to 17.68	184	0.00 to 0.00	1.86	-6.42 to -6.42
	2014		11	18.89 to 18.89	216	0.00 to 0.00	3.82	-2.60 to -2.60
	2013		5	19.40 to 19.40	103	0.00 to 0.00	0.27	31.08 to 31.08

Global Trust Series NAV	2017		65	21.04 to 21.04	1,361	0.00 to 0.00	1.97	18.90 to 18.90
	2016		66	17.70 to 17.70	1,168	0.00 to 0.00	4.69	9.46 to 9.46
	2015		66	16.17 to 16.17	1,073	0.00 to 0.00	1.97	-6.33 to -6.33
	2014		67	17.26 to 17.26	1,165	0.00 to 0.00	7.93	-2.51 to -6.31
	2013		7	17.70 to 17.70	130	0.00 to 0.00	1.77	31.04 to 31.04

Health Sciences Trust Series I	2017		4	88.73 to 88.73	356	0.00 to 0.00	0.00	27.51 to 27.51
	2016		5	69.59 to 69.59	330	0.00 to 0.00	0.07	-10.57 to -10.57
	2015		4	77.81 to 77.81	346	0.00 to 0.00	0.00	12.69 to 12.69
	2014		5	69.05 to 69.05	349	0.00 to 0.00	0.00	31.83 to 31.83
	2013		6	52.38 to 52.38	293	0.00 to 0.00	0.00	51.07 to 51.07

Health Sciences Trust Series NAV	2017		33	69.27 to 69.27	2,316	0.00 to 0.00	0.00	27.61 to 27.61
	2016		40	54.28 to 54.28	2,180	0.00 to 0.00	0.10	-10.54 to -10.54
	2015		40	60.67 to 60.67	2,419	0.00 to 0.00	0.00	12.76 to 12.76
	2014		18	53.81 to 53.81	965	0.00 to 0.00	0.00	31.85 to 25.97
	2013		20	40.81 to 40.81	833	0.00 to 0.00	0.00	51.24 to 51.24

High Yield Trust Series I	2017		13	25.58 to 25.58	338	0.00 to 0.00	5.53	7.50 to 7.50
	2016		13	23.80 to 23.80	313	0.00 to 0.00	7.09	16.27 to 16.27
	2015		14	20.47 to 20.47	285	0.00 to 0.00	7.50	-8.31 to -8.31
	2014		14	22.32 to 22.32	309	0.00 to 0.00	7.16	0.12 to 0.12
	2013		10	22.30 to 22.30	230	0.00 to 0.00	6.83	8.53 to 8.53

High Yield Trust Series NAV	2017		107	24.25 to 24.25	2,587	0.00 to 0.00	5.39	7.46 to 7.46
	2016		132	22.57 to 22.57	2,982	0.00 to 0.00	8.21	16.56 to 16.56
	2015		79	19.36 to 19.36	1,524	0.00 to 0.00	7.51	-8.38 to -8.38
	2014		78	21.14 to 21.14	1,652	0.00 to 0.00	6.91	0.00 to -3.67
	2013		74	21.14 to 21.14	1,571	0.00 to 0.00	3.08	8.68 to 8.68

International Equity Index Series I	2017	(g)	15	14.49 to 14.49	223	0.00 to 0.00	2.06	27.30 to 27.30
	2016		19	11.39 to 11.39	217	0.00 to 0.00	2.75	4.45 to 4.45
	2015		20	10.90 to 10.90	217	0.00 to 0.00	2.38	-5.91 to -5.91
	2014		21	11.58 to 11.58	239	0.00 to 0.00	3.03	-4.61 to -4.61
	2013		23	12.14 to 12.14	279	0.00 to 0.00	2.50	14.56 to 14.56

International Equity Index Series NAV	2017	(h)	61	56.94 to 56.94	3,482	0.00 to 0.00	1.66	27.45 to 27.45
	2016		135	44.68 to 44.68	6,025	0.00 to 0.00	2.68	4.43 to 4.43
	2015		143	42.78 to 42.78	6,099	0.00 to 0.00	2.85	-5.80 to -5.80
	2014		84	45.42 to 45.42	3,809	0.00 to 0.00	2.94	-4.57 to -7.23
	2013		98	47.59 to 47.59	4,652	0.00 to 0.00	2.52	14.54 to 14.54

International Growth Stock Trust Series I	2017		6	14.60 to 14.60	94	0.00 to 0.00	1.10	21.86 to 21.86
	2016		12	11.98 to 11.98	143	0.00 to 0.00	1.76	-1.31 to -1.31
	2015		13	12.14 to 12.14	156	0.00 to 0.00	1.74	-2.27 to -2.27
	2014		12	12.42 to 12.42	155	0.00 to 0.00	1.73	0.20 to 0.20
	2013		17	12.40 to 12.40	210	0.00 to 0.00	1.25	19.10 to 19.10

International Growth Stock Trust Series NAV	2017		42	14.64 to 14.64	621	0.00 to 0.00	1.26	21.90 to 21.90
	2016		62	12.01 to 12.01	746	0.00 to 0.00	2.05	-1.19 to -1.19
	2015		41	12.16 to 12.16	493	0.00 to 0.00	1.82	-2.23 to -2.23
	2014		37	12.43 to 12.43	463	0.00 to 0.00	1.72	0.19 to -2.81
	2013		52	12.41 to 12.41	639	0.00 to 0.00	1.23	19.18 to 19.18

International Small Company Trust Series I	2017		2	20.50 to 20.50	40	0.00 to 0.00	0.99	29.45 to 29.45

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

International Small Company Trust Series I	2016		5	$15.83 to $15.83	$82	0.00% to 0.00%	1.86%	4.90% to 4.90%
	2015		2	15.09 to 15.09	35	0.00 to 0.00	1.78	6.54 to 6.54
	2014		3	14.17 to 14.17	38	0.00 to 0.00	1.19	-6.89 to -6.89
	2013		3	15.22 to 15.22	50	0.00 to 0.00	1.89	26.34 to 26.34

International Small Company Trust Series NAV	2017		67	20.59 to 20.59	1,376	0.00 to 0.00	1.43	29.59 to 29.59
	2016		69	15.89 to 15.89	1,100	0.00 to 0.00	2.05	4.95 to 4.95
	2015		65	15.14 to 15.14	985	0.00 to 0.00	1.85	6.68 to 6.68
	2014		45	14.19 to 14.19	640	0.00 to 0.00	1.56	-6.85 to -10.48
	2013		31	15.23 to 15.23	465	0.00 to 0.00	2.04	26.30 to 26.30

International Value Trust Series I	2017		13	29.03 to 29.03	371	0.00 to 0.00	1.87	17.14 to 17.14
	2016		13	24.78 to 24.78	318	0.00 to 0.00	2.67	12.24 to 12.24
	2015		10	22.08 to 22.08	215	0.00 to 0.00	1.72	-7.81 to -7.81
	2014		11	23.95 to 23.95	253	0.00 to 0.00	2.73	-12.51 to -12.51
	2013		12	27.37 to 27.37	331	0.00 to 0.00	0.79	26.15 to 26.15

International Value Trust Series NAV	2017		98	18.75 to 18.75	1,835	0.00 to 0.00	1.91	17.25 to 17.25
	2016		100	15.99 to 15.99	1,596	0.00 to 0.00	4.13	12.20 to 12.20
	2015		40	14.25 to 14.25	576	0.00 to 0.00	1.80	-7.72 to -7.72
	2014		57	15.44 to 15.44	877	0.00 to 0.00	3.29	-12.47 to -14.40
	2013		24	17.64 to 17.64	429	0.00 to 0.00	1.95	26.21 to 26.21

Investment Quality Bond Trust Series I	2017		8	24.95 to 24.95	199	0.00 to 0.00	2.22	4.60 to 4.60
	2016		13	23.86 to 23.86	307	0.00 to 0.00	2.39	4.29 to 4.29
	2015		10	22.88 to 22.88	236	0.00 to 0.00	1.86	-0.82 to -0.82
	2014		12	23.06 to 23.06	286	0.00 to 0.00	3.24	5.47 to 5.47
	2013		10	21.87 to 21.87	222	0.00 to 0.00	3.90	-1.92 to -1.92

Investment Quality Bond Trust Series NAV	2017		35	17.32 to 17.32	612	0.00 to 0.00	2.80	4.67 to 4.67
	2016		32	16.55 to 16.55	521	0.00 to 0.00	2.49	4.26 to 4.26
	2015		16	15.87 to 15.87	253	0.00 to 0.00	1.72	-0.68 to -0.68
	2014		20	15.98 to 15.98	316	0.00 to 0.00	4.08	5.54 to 2.04
	2013		10	15.14 to 15.14	157	0.00 to 0.00	0.41	-1.88 to -1.88

Lifestyle Aggressive Portfolio Series NAV	2017	(k)	15	14.20 to 14.20	213	0.00 to 0.00	1.76	21.85 to 21.85
	2016		14	11.65 to 11.65	161	0.00 to 0.00	11.95	9.59 to 9.59
	2015		0	10.63 to 10.63	1	0.00 to 0.00	2.01	-1.51 to -1.51
	2014		0	10.80 to 10.80	1	0.00 to 0.00	3.98	5.46 to 5.46

Lifestyle Balanced Portfolio Series NAV	2017	(n)	154	12.80 to 12.80	1,971	0.00 to 0.00	2.73	12.38 to 12.38
	2016		101	11.39 to 11.39	1,148	0.00 to 0.00	3.27	6.17 to 6.17
	2015		56	10.73 to 10.73	600	0.00 to 0.00	3.19	0.10 to 0.10
	2014		27	10.72 to 10.72	293	0.00 to 0.00	10.52	5.94 to 5.94

Lifestyle Conservative Portfolio Series NAV	2017	(q)	9	11.85 to 11.85	108	0.00 to 0.00	2.72	7.01 to 7.01
	2016		8	11.07 to 11.07	88	0.00 to 0.00	3.10	4.36 to 4.36
	2015		7	10.61 to 10.61	75	0.00 to 0.00	2.96	0.22 to 0.22
	2014		5	10.59 to 10.59	57	0.00 to 0.00	11.74	5.67 to 5.67

Lifestyle Growth Portfolio Series I	2017	(t)	0	11.85 to 11.85	1	0.00 to 0.00	1.44	16.14 to 16.14
	2016	(z)	0	10.20 to 10.20	1	0.00 to 0.00	9.22	1.99 to 1.99

Lifestyle Growth Portfolio Series NAV	2017	(u)	1,181	13.46 to 13.46	15,902	0.00 to 0.00	4.06	16.20 to 16.20
	2016		410	11.59 to 11.59	4,748	0.00 to 0.00	5.87	7.22 to 1.99
	2015		73	10.81 to 10.81	786	0.00 to 0.00	3.37	0.00 to 0.00
	2014		28	10.81 to 10.81	297	0.00 to 0.00	11.24	6.23 to 6.23

Lifestyle Moderate Portfolio Series NAV	2017	(x)	75	12.48 to 12.48	932	0.00 to 0.00	2.59	10.56 to 10.56
	2016		63	11.29 to 11.29	708	0.00 to 0.00	3.12	5.54 to 5.54
	2015		37	10.69 to 10.69	399	0.00 to 0.00	3.16	0.14 to 0.14
	2014		21	10.68 to 10.68	227	0.00 to 0.00	9.70	5.88 to 5.88

M Capital Appreciation (e)	2017		5	114.51 to 114.51	552	0.00 to 0.00	0.00	19.02 to 19.02
	2016		4	96.21 to 96.21	384	0.00 to 0.00	0.00	21.06 to 21.06
	2015		4	79.47 to 79.47	309	0.00 to 0.00	0.00	-6.58 to -6.58
	2014		2	85.07 to 85.07	169	0.00 to 0.00	0.00	12.42 to 9.01
	2013		1	75.67 to 75.67	55	0.00 to 0.00	0.00	39.20 to 39.20

M International Equity (e)	2017		15	39.36 to 39.36	595	0.00 to 0.00	1.63	24.05 to 24.05
	2016		16	31.73 to 31.73	515	0.00 to 0.00	1.39	-0.05 to -0.05
	2015		13	31.74 to 31.74	415	0.00 to 0.00	2.01	-3.94 to -3.94
	2014		8	33.05 to 33.05	253	0.00 to 0.00	3.55	-7.06 to -10.07
	2013		3	35.56 to 35.56	111	0.00 to 0.00	3.81	16.32 to 16.32

M Large Cap Growth (e)	2017		11	73.41 to 73.41	803	0.00 to 0.00	0.00	38.97 to 38.97
	2016		14	52.82 to 52.82	717	0.00 to 0.00	0.00	-2.32 to -2.32
	2015		10	54.08 to 54.08	555	0.00 to 0.00	0.03	7.70 to 7.70
	2014		6	50.21 to 50.21	306	0.00 to 0.00	0.06	12.53 to 10.21
	2013		3	45.56 to 45.56	136	0.00 to 0.00	0.61	36.15 to 36.15

M Large Cap Value (e)	2017		26	29.87 to 29.87	771	0.00 to 0.00	1.60	14.99 to 14.99
	2016		23	25.98 to 25.98	598	0.00 to 0.00	1.78	9.64 to 9.64
	2015		27	23.69 to 23.69	628	0.00 to 0.00	1.63	-0.66 to -0.66

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

M Large Cap Value (e)	2014		14	$23.85 to $23.85	$323	0.00% to 0.00%	2.01%	9.68% to 5.84%
	2013		4	21.75 to 21.75	85	0.00 to 0.00	3.52	34.22 to 34.22

Managed Volatility Aggressive Portfolio Series I	2017	(i)	24	24.08 to 24.08	580	0.00 to 0.00	1.83	22.81 to 22.81
	2016		23	19.61 to 19.61	454	0.00 to 0.00	1.76	1.95 to 1.95
	2015		22	19.23 to 19.23	421	0.00 to 0.00	1.38	-5.85 to -5.85
	2014		32	20.43 to 20.43	654	0.00 to 0.00	2.92	1.40 to 1.40
	2013		30	20.14 to 20.14	607	0.00 to 0.00	2.58	26.72 to 26.72

Managed Volatility Aggressive Portfolio Series NAV	2017	(j)	731	22.03 to 22.03	16,094	0.00 to 0.00	1.88	22.88 to 22.88
	2016		700	17.93 to 17.93	12,546	0.00 to 0.00	1.77	1.89 to 1.89
	2015		673	17.59 to 17.59	11,834	0.00 to 0.00	2.23	-5.79 to -5.79
	2014		578	18.67 to 18.67	10,794	0.00 to 0.00	3.04	1.54 to 0.53
	2013		532	18.39 to 18.39	9,781	0.00 to 0.00	2.74	26.77 to 26.77

Managed Volatility Balanced Portfolio Series I	2017	(l)	194	27.37 to 27.37	5,310	0.00 to 0.00	2.19	14.14 to 14.14
	2016		206	23.98 to 23.98	4,948	0.00 to 0.00	2.10	4.80 to 4.80
	2015		215	22.88 to 22.88	4,907	0.00 to 0.00	2.42	-2.25 to -2.25
	2014		220	23.40 to 23.40	5,157	0.00 to 0.00	2.87	4.29 to 4.29
	2013		225	22.44 to 22.44	5,048	0.00 to 0.00	2.86	12.79 to 12.79

Managed Volatility Balanced Portfolio Series NAV	2017	(m)	1,959	20.58 to 20.58	40,305	0.00 to 0.00	2.30	14.15 to 14.15
	2016		1,973	18.02 to 18.02	35,568	0.00 to 0.00	2.21	4.91 to 4.91
	2015		1,939	17.18 to 17.18	33,314	0.00 to 0.00	2.63	-2.20 to -2.20
	2014		1,770	17.57 to 17.57	31,088	0.00 to 0.00	3.14	4.25 to 1.81
	2013		1,553	16.85 to 16.85	26,170	0.00 to 0.00	3.07	12.89 to 12.89

Managed Volatility Conservative Portfolio Series I	2017	(o)	3	26.04 to 26.04	71	0.00 to 0.00	2.64	7.81 to 7.81
	2016		3	24.15 to 24.15	64	0.00 to 0.00	2.06	4.58 to 4.58
	2015		6	23.10 to 23.10	135	0.00 to 0.00	2.49	0.05 to 0.05
	2014		7	23.08 to 23.08	153	0.00 to 0.00	2.83	5.01 to 5.01
	2013		7	21.98 to 21.98	149	0.00 to 0.00	3.50	3.88 to 3.88

Managed Volatility Conservative Portfolio Series NAV	2017	(p)	1,035	18.54 to 18.54	19,180	0.00 to 0.00	8.37	7.94 to 7.94
	2016		186	17.17 to 17.17	3,186	0.00 to 0.00	2.55	4.53 to 4.53
	2015		180	16.43 to 16.43	2,960	0.00 to 0.00	2.79	0.18 to 0.18
	2014		183	16.40 to 16.40	3,001	0.00 to 0.00	2.73	4.98 to 2.14
	2013		214	15.62 to 15.62	3,346	0.00 to 0.00	3.65	3.99 to 3.99

Managed Volatility Growth Portfolio Series I	2017	(r)	79	25.57 to 25.57	2,029	0.00 to 0.00	1.91	18.59 to 18.59
	2016		94	21.56 to 21.56	2,018	0.00 to 0.00	1.77	3.34 to 3.34
	2015		101	20.87 to 20.87	2,116	0.00 to 0.00	2.16	-4.53 to -4.53
	2014		104	21.86 to 21.86	2,279	0.00 to 0.00	2.76	2.16 to 2.16
	2013		106	21.40 to 21.40	2,272	0.00 to 0.00	2.54	19.34 to 19.34

Managed Volatility Growth Portfolio Series NAV	2017	(s)	1,797	21.11 to 21.11	37,922	0.00 to 0.00	2.08	18.71 to 18.71
	2016		1,902	17.78 to 17.78	33,819	0.00 to 0.00	1.98	3.38 to 3.38
	2015		1,837	17.20 to 17.20	31,597	0.00 to 0.00	2.31	-4.55 to -4.55
	2014		1,752	18.02 to 18.02	31,572	0.00 to 0.00	3.00	2.28 to 0.59
	2013		1,626	17.62 to 17.62	28,644	0.00 to 0.00	2.71	19.38 to 19.38

Managed Volatility Moderate Portfolio Series I	2017	(v)	30	27.22 to 27.22	828	0.00 to 0.00	2.30	11.88 to 11.88
	2016		33	24.33 to 24.33	810	0.00 to 0.00	2.07	5.29 to 5.29
	2015		38	23.11 to 23.11	880	0.00 to 0.00	2.49	-0.91 to -0.91
	2014		40	23.32 to 23.32	943	0.00 to 0.00	2.83	4.94 to 4.94
	2013		43	22.22 to 22.22	961	0.00 to 0.00	2.93	10.22 to 10.22

Managed Volatility Moderate Portfolio Series NAV	2017	(w)	525	20.19 to 20.19	10,593	0.00 to 0.00	2.71	12.02 to 12.02
	2016		462	18.03 to 18.03	8,336	0.00 to 0.00	2.31	5.25 to 5.25
	2015		443	17.13 to 17.13	7,592	0.00 to 0.00	2.66	-0.86 to -0.86
	2014		355	17.27 to 17.27	6,125	0.00 to 0.00	3.03	4.99 to 2.38
	2013		345	16.45 to 16.45	5,683	0.00 to 0.00	3.70	10.26 to 10.26

Mid Cap Index Trust Series I	2017		10	57.02 to 57.02	580	0.00 to 0.00	0.58	15.81 to 15.81
	2016		8	49.24 to 49.24	370	0.00 to 0.00	1.26	20.11 to 20.11
	2015		7	40.99 to 40.99	289	0.00 to 0.00	1.08	-2.60 to -2.60
	2014		7	42.08 to 42.08	299	0.00 to 0.00	0.96	9.35 to 9.35
	2013		9	38.49 to 38.49	334	0.00 to 0.00	1.08	33.03 to 33.03

Mid Cap Index Trust Series NAV	2017		92	37.45 to 37.45	3,448	0.00 to 0.00	0.50	15.86 to 15.86
	2016		99	32.32 to 32.32	3,184	0.00 to 0.00	1.22	20.17 to 20.17
	2015		118	26.89 to 26.89	3,174	0.00 to 0.00	1.08	-2.54 to -2.54
	2014		128	27.60 to 27.60	3,524	0.00 to 0.00	1.00	9.40 to 6.47
	2013		145	25.23 to 25.23	3,653	0.00 to 0.00	1.18	33.09 to 33.09

Mid Cap Stock Trust Series I	2017		8	45.10 to 45.10	364	0.00 to 0.00	0.00	28.54 to 28.54
	2016		8	35.09 to 35.09	287	0.00 to 0.00	0.00	0.59 to 0.59
	2015		10	34.88 to 34.88	347	0.00 to 0.00	0.00	3.00 to 3.00
	2014		13	33.87 to 33.87	437	0.00 to 0.00	0.11	8.02 to 8.02
	2013		13	31.35 to 31.35	392	0.00 to 0.00	0.04	36.82 to 36.82

Mid Cap Stock Trust Series NAV	2017		17	98.30 to 98.30	1,637	0.00 to 0.00	0.00	28.66 to 28.66
	2016		16	76.41 to 76.41	1,249	0.00 to 0.00	0.00	0.58 to 0.58
	2015		16	75.96 to 75.96	1,206	0.00 to 0.00	0.00	3.04 to 3.04

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Mid Cap Stock Trust Series NAV	2014		14	$73.72 to $73.72	$1,049	0.00% to 0.00%	0.15%	9.25% to 8.11%
	2013		13	68.19 to 68.19	912	0.00 to 0.00	0.07	36.84 to 36.84

Mid Value Trust Series I	2017		8	34.67 to 34.67	276	0.00 to 0.00	0.98	11.43 to 11.43
	2016		8	31.12 to 31.12	264	0.00 to 0.00	1.09	24.02 to 24.02
	2015		9	25.09 to 25.09	219	0.00 to 0.00	1.12	-3.43 to -3.43
	2014		10	25.98 to 25.98	248	0.00 to 0.00	0.74	10.60 to 10.60
	2013		10	23.49 to 23.49	227	0.00 to 0.00	1.06	31.39 to 31.39

Mid Value Trust Series NAV	2017		23	53.32 to 53.32	1,238	0.00 to 0.00	1.15	11.46 to 11.46
	2016		19	47.84 to 47.84	885	0.00 to 0.00	1.26	24.09 to 24.09
	2015		17	38.55 to 38.55	649	0.00 to 0.00	1.20	-3.41 to -3.41
	2014		16	39.91 to 39.91	651	0.00 to 0.00	0.68	10.70 to 4.90
	2013		26	36.05 to 36.05	949	0.00 to 0.00	1.10	31.47 to 31.47

Money Market Trust Series I	2017		164	13.55 to 13.55	2,225	0.00 to 0.00	0.59	0.60 to 0.60
	2016		165	13.46 to 13.46	2,218	0.00 to 0.00	0.07	0.04 to 0.04
	2015		170	13.46 to 13.46	2,285	0.00 to 0.00	0.00	0.00 to 0.00
	2014		202	13.46 to 13.46	2,725	0.00 to 0.00	0.00	0.00 to 0.00
	2013		203	13.46 to 13.46	2,731	0.00 to 0.00	0.00	0.01 to 0.01

Money -Market Trust Series NAV	2017		542	10.07 to 10.07	5,459	0.00 to 0.00	0.65	0.61 to 0.61
	2016	(e)	488	10.00 to 10.00	4,882	0.00 to 0.00	0.15	0.05 to 0.05

PIMCO All Asset (e)	2017		24	25.85 to 18.31	445	0.00 to 0.00	3.20	13.19 to 13.19
	2016		95	22.84 to 16.18	1,534	0.00 to 0.00	2.15	12.59 to 12.59
	2015		149	20.28 to 14.37	2,146	0.00 to 0.00	2.17	-9.31 to -9.32
	2014		314	22.37 to 15.84	4,983	0.00 to 0.00	4.91	0.24 to -3.88
	2013		309	22.31 to 15.81	4,889	0.00 to 0.00	4.24	-0.10 to -0.10

Real Estate Securities Trust Series I	2017		4	58.50 to 58.50	257	0.00 to 0.00	0.22	6.24 to 6.24
	2016		13	55.06 to 55.06	714	0.00 to 0.00	3.72	6.92 to 6.92
	2015		13	51.50 to 51.50	695	0.00 to 0.00	1.89	2.67 to 2.67
	2014		14	50.16 to 50.16	686	0.00 to 0.00	1.67	31.73 to 31.73
	2013		13	38.08 to 38.08	506	0.00 to 0.00	1.98	-0.10 to -0.10

Real Estate Securities Trust Series NAV	2017		10	162.30 to 162.30	1,658	0.00 to 0.00	0.44	6.26 to 6.26
	2016		15	152.74 to 152.74	2,363	0.00 to 0.00	3.46	6.96 to 6.96
	2015		16	142.80 to 142.80	2,280	0.00 to 0.00	1.62	2.80 to 2.80
	2014		23	138.91 to 138.91	3,229	0.00 to 0.00	1.60	31.75 to 13.03
	2013		28	105.43 to 105.43	2,959	0.00 to 0.00	1.97	-0.05 to -0.05

Science & Technology Trust Series I	2017		14	26.27 to 26.27	356	0.00 to 0.00	0.05	41.13 to 41.13
	2016		14	18.62 to 18.62	263	0.00 to 0.00	0.00	8.38 to 8.38
	2015		16	17.18 to 17.18	272	0.00 to 0.00	0.00	6.69 to 6.69
	2014		14	16.10 to 16.10	224	0.00 to 0.00	0.00	12.89 to 12.89
	2013		16	14.26 to 14.26	228	0.00 to 0.00	0.00	43.52 to 43.52

Science & Technology Trust Series NAV	2017		49	43.91 to 43.91	2,141	0.00 to 0.00	0.09	41.21 to 41.21
	2016		40	31.10 to 31.10	1,238	0.00 to 0.00	0.00	8.41 to 8.41
	2015		31	28.68 to 28.68	877	0.00 to 0.00	0.00	6.78 to 6.78
	2014		24	26.86 to 26.86	639	0.00 to 0.00	0.00	14.24 to 12.95
	2013		29	23.78 to 23.78	688	0.00 to 0.00	0.00	43.55 to 43.55

Short Term Government Income Trust Series I	2017		30	10.81 to 10.81	328	0.00 to 0.00	1.35	0.57 to 0.57
	2016		35	10.75 to 10.75	373	0.00 to 0.00	1.72	0.57 to 0.57
	2015		28	10.69 to 10.69	299	0.00 to 0.00	1.75	0.65 to 0.65
	2014		32	10.62 to 10.62	339	0.00 to 0.00	1.97	1.15 to 1.15
	2013		38	10.50 to 10.50	399	0.00 to 0.00	2.07	-0.86 to -0.86

Short Term Government Income Trust Series NAV	2017		46	10.86 to 10.86	497	0.00 to 0.00	1.42	0.62 to 0.62
	2016		48	10.79 to 10.79	515	0.00 to 0.00	1.44	0.63 to 0.63
	2015		51	10.72 to 10.72	549	0.00 to 0.00	1.76	0.69 to 0.69
	2014		49	10.65 to 10.65	521	0.00 to 0.00	2.17	1.19 to 0.39
	2013		41	10.52 to 10.52	431	0.00 to 0.00	1.97	-0.74 to -0.74

Small Cap Growth Trust Series I	2017		1	32.59 to 32.59	36	0.00 to 0.00	0.00	26.46 to 26.46
	2016		1	25.77 to 25.77	18	0.00 to 0.00	0.00	2.29 to 2.29
	2015		3	25.19 to 25.19	85	0.00 to 0.00	0.00	-8.85 to -8.85
	2014		3	27.64 to 27.64	95	0.00 to 0.00	0.00	7.57 to 7.57
	2013		1	25.69 to 25.69	29	0.00 to 0.00	0.00	44.08 to 44.08

Small Cap Growth Trust Series NAV	2017		35	38.74 to 38.74	1,352	0.00 to 0.00	0.00	26.70 to 26.70
	2016		32	30.58 to 30.58	968	0.00 to 0.00	0.00	2.27 to 2.27
	2015		37	29.90 to 29.90	1,102	0.00 to 0.00	0.00	-8.78 to -8.78
	2014		17	32.78 to 32.78	573	0.00 to 0.00	0.00	11.05 to 7.60
	2013		16	30.46 to 30.46	481	0.00 to 0.00	0.00	44.22 to 44.22

Small Cap Index Trust Series I	2017		4	42.95 to 42.95	169	0.00 to 0.00	0.45	14.39 to 14.39
	2016		4	37.55 to 37.55	151	0.00 to 0.00	1.23	20.98 to 20.98
	2015		4	31.04 to 31.04	115	0.00 to 0.00	0.96	-4.58 to -4.58
	2014		5	32.52 to 32.52	159	0.00 to 0.00	0.94	4.59 to 4.59
	2013		5	31.10 to 31.10	154	0.00 to 0.00	1.47	38.61 to 38.61

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Small Cap Index Trust Series NAV	2017		63	$34.30 to $34.30	$2,174	0.00% to 0.00%	0.50%	14.43% to 14.43%
	2016		80	29.98 to 29.98	2,384	0.00 to 0.00	1.16	21.02 to 21.02
	2015		102	24.77 to 24.77	2,528	0.00 to 0.00	1.07	-4.59 to -4.59
	2014		100	25.96 to 25.96	2,591	0.00 to 0.00	0.90	7.14 to 4.71
	2013		117	24.79 to 24.79	2,912	0.00 to 0.00	1.55	38.75 to 38.75

Small Cap Opportunities Trust Series I	2017		3	49.66 to 49.66	139	0.00 to 0.00	0.42	11.07 to 11.07
	2016		3	44.71 to 44.71	126	0.00 to 0.00	0.45	19.47 to 19.47
	2015		3	37.42 to 37.42	113	0.00 to 0.00	0.09	-5.17 to -5.17
	2014		2	39.46 to 39.46	84	0.00 to 0.00	0.05	2.39 to 2.39
	2013		3	38.54 to 38.54	127	0.00 to 0.00	0.63	40.16 to 40.16

Small Cap Opportunities Trust Series NAV	2017		35	24.50 to 24.50	847	0.00 to 0.00	0.46	11.18 to 11.18
	2016		34	22.03 to 22.03	759	0.00 to 0.00	0.60	19.51 to 19.51
	2015		68	18.44 to 18.44	1,247	0.00 to 0.00	0.12	-5.12 to -5.12
	2014		58	19.43 to 19.43	1,120	0.00 to 0.00	0.08	3.44 to 2.42
	2013		53	18.97 to 18.97	1,010	0.00 to 0.00	0.51	40.28 to 40.28

Small Cap Value Trust Series I	2017		3	30.87 to 30.87	98	0.00 to 0.00	0.96	3.73 to 3.73
	2016		3	29.76 to 29.76	96	0.00 to 0.00	0.66	22.67 to 22.67
	2015		2	24.26 to 24.26	56	0.00 to 0.00	0.64	-1.36 to -1.36
	2014		0	24.60 to 24.60	10	0.00 to 0.00	0.71	7.18 to 7.18
	2013		3	22.95 to 22.95	63	0.00 to 0.00	0.62	33.31 to 33.31

Small Cap Value Trust Series NAV	2017		19	86.94 to 86.94	1,681	0.00 to 0.00	0.71	3.79 to 3.79
	2016		17	83.77 to 83.77	1,425	0.00 to 0.00	0.79	22.68 to 22.68
	2015		16	68.28 to 68.28	1,098	0.00 to 0.00	0.56	-1.31 to -1.31
	2014		14	69.19 to 69.19	958	0.00 to 0.00	0.78	7.99 to 7.25
	2013		11	64.51 to 64.51	741	0.00 to 0.00	0.66	33.33 to 33.33

Small Company Value Trust Series I	2017		2	55.63 to 55.63	111	0.00 to 0.00	0.24	11.49 to 11.49
	2016		4	49.89 to 49.89	199	0.00 to 0.00	0.76	32.32 to 32.32
	2015		5	37.71 to 37.71	173	0.00 to 0.00	1.26	-5.60 to -5.60
	2014		7	39.94 to 39.94	268	0.00 to 0.00	0.03	0.11 to 0.11
	2013		9	39.90 to 39.90	348	0.00 to 0.00	1.71	31.61 to 31.61

Small Company Value Trust Series NAV	2017		47	31.83 to 31.83	1,497	0.00 to 0.00	0.25	11.58 to 11.58
	2016		49	28.53 to 28.53	1,391	0.00 to 0.00	0.86	32.33 to 32.33
	2015		48	21.56 to 21.56	1,037	0.00 to 0.00	1.85	-5.51 to -5.51
	2014		22	22.81 to 22.81	505	0.00 to 0.00	0.05	0.30 to 0.14
	2013		37	22.78 to 22.78	837	0.00 to 0.00	1.78	31.68 to 31.68

Strategic Income Opportunities Trust Series I	2017		6	29.02 to 29.02	176	0.00 to 0.00	3.28	5.59 to 5.59
	2016		5	27.48 to 27.48	144	0.00 to 0.00	2.24	5.12 to 5.12
	2015		8	26.14 to 26.14	210	0.00 to 0.00	2.26	1.22 to 1.22
	2014		11	25.83 to 25.83	295	0.00 to 0.00	4.12	5.06 to 5.06
	2013		12	24.58 to 24.58	283	0.00 to 0.00	5.48	3.82 to 3.82

Strategic Income Opportunities Trust Series NAV	2017		88	21.56 to 21.56	1,890	0.00 to 0.00	3.22	5.66 to 5.66
	2016		86	20.40 to 20.40	1,752	0.00 to 0.00	2.54	5.19 to 5.19
	2015		130	19.39 to 19.39	2,527	0.00 to 0.00	1.35	1.27 to 1.27
	2014		217	19.15 to 19.15	4,149	0.00 to 0.00	4.44	5.13 to 1.57
	2013		237	18.22 to 18.22	4,311	0.00 to 0.00	5.95	3.81 to 3.81

Total Bond Market Series Trust NAV	2017	(y)	31	25.08 to 25.08	776	0.00 to 0.00	2.96	3.34 to 3.34
	2016		30	24.27 to 24.27	717	0.00 to 0.00	2.80	2.45 to 2.45
	2015		26	23.69 to 23.69	623	0.00 to 0.00	3.85	0.30 to 0.30
	2014		19	23.62 to 23.62	446	0.00 to 0.00	2.66	6.06 to 2.90
	2013		16	22.27 to 22.27	355	0.00 to 0.00	3.15	-2.44 to -2.44

Total Stock Market Index Trust Series I	2017		13	32.24 to 32.24	418	0.00 to 0.00	1.61	20.59 to 20.59
	2016		6	26.73 to 26.73	154	0.00 to 0.00	1.53	12.38 to 12.38
	2015		5	23.79 to 23.79	117	0.00 to 0.00	1.20	-0.64 to -0.64
	2014		8	23.94 to 23.94	187	0.00 to 0.00	1.19	11.47 to 11.47
	2013		8	21.48 to 21.48	175	0.00 to 0.00	1.43	33.39 to 33.39

Total Stock Market Index Trust Series NAV	2017		42	107.52 to 107.52	4,550	0.00 to 0.00	1.44	20.65 to 20.65
	2016		40	89.11 to 89.11	3,541	0.00 to 0.00	1.58	12.38 to 12.38
	2015		35	79.30 to 79.30	2,747	0.00 to 0.00	1.46	-0.53 to -0.53
	2014		16	79.72 to 79.72	1,275	0.00 to 0.00	1.28	11.46 to 8.79
	2013		15	71.52 to 71.52	1,074	0.00 to 0.00	1.80	33.45 to 33.45

Ultra Short Term Bond Trust Series I	2017		2	10.17 to 10.17	24	0.00 to 0.00	1.60	0.66 to 0.66
	2016	(z)	2	10.10 to 10.10	24	0.00 to 0.00	1.92	0.52 to 0.52

Ultra Short Term Bond Trust Series NAV	2017		33	10.20 to 10.20	341	0.00 to 0.00	1.74	0.62 to 0.62
	2016		28	10.14 to 10.14	288	0.00 to 0.00	1.37	0.67 to 0.67
	2015		10	10.07 to 10.07	103	0.00 to 0.00	1.37	0.01 to 0.01
	2014		12	10.07 to 10.07	119	0.00 to 0.00	1.43	0.03 to -0.14
	2013		14	10.07 to 10.07	142	0.00 to 0.00	1.67	-0.02 to -0.02

Utilities Trust Series I	2017		3	40.65 to 40.65	117	0.00 to 0.00	2.41	14.75 to 14.75
	2016		3	35.43 to 35.43	110	0.00 to 0.00	5.37	11.35 to 11.35
	2015		3	31.82 to 31.82	97	0.00 to 0.00	3.29	-14.76 to -14.76

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Utilities Trust Series I	2014	3	$37.33 to $37.33	$95	0.00% to 0.00%	3.34%	12.59% to 12.59%
	2013	2	33.15 to 33.15	71	0.00 to 0.00	1.95	20.57 to 20.57

Utilities Trust Series NAV	2017	51	32.57 to 32.57	1,676	0.00 to 0.00	2.70	14.82 to 14.82
	2016	34	28.37 to 28.37	959	0.00 to 0.00	4.60	11.43 to 11.43
	2015	36	25.46 to 25.46	921	0.00 to 0.00	4.56	-14.79 to -14.79
	2014	31	29.88 to 29.88	923	0.00 to 0.00	3.10	12.72 to 2.31
	2013	31	26.50 to 26.50	829	0.00 to 0.00	2.23	20.65 to 20.65

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Port folio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

(f)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

(g)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.

(h)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

(i)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.

(j)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series NAV.

(k)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series NAV.

(l)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.

(m)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series NAV.

(n)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series NAV.

(o)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.

(p)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series NAV.

(q)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series NAV.

(r)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.

(s)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series NAV.

(t)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.

(u)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.

(v)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.

(w)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series NAV.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

(x)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series NAV.

(y)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.

(z)	Sub-account available in prior year but no activity.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account B is incorporated by reference to post-effective amendment number 1, file number 333-157213, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York and John Hancock Distributors LLC dated December 1, 2009, incorporated by reference to pre-effective amendment number 1 file number 333-157213, filed with the Commission in April 2010.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 11, file number 333-179571, filed with the Commission in April, 2018.
(d)(1) Specimen Flexible Premium Variable Universal Life Insurance policy, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017.
(2) Specimen Disability Payment of Specified Premium Rider, incorporated by reference to pre-effective amendment No. 1, File No. 333-217721, filed with the Commission on July 14, 2017.
(3) Specimen Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017.
(4) Specimen Healthy Engagement Rider, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017.
(5) Specimen Return of Premium Rider, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017.
(6) Specimen Accelerated Benefit Rider, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017.
(e) Specimen policy application, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017.
(f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(a) Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 1, 1997, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(c) Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-127543, filed with the Commission on November 16, 2005.
(d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(e) Certificate of Amendment of the Declaration of Intention and Charter approved on August 20, 1997, incorporated by reference to pre-effective amendment no. 1, file number 333-179571, filed with the Commission in May, 2012.
(f) Certificate of Amendment of the Declaration of Intention and Charter approved on August 28, 2002, incorporated by reference to pre-effective amendment no. 1, file number 333-179571, filed with the Commission in May, 2012.

(g) Certificate of Amendment of the Declaration of Intention and Charter approved on November 20, 2009, incorporated by reference to pre-effective amendment no. 1, file number 333-179571, filed with the Commission in May, 2012.
(2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York), incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.
(a) Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.
(b) Amended and Restated By-Laws of John Hancock Life Insurance Company of New York dated December 14, 2010, incorporated by reference to pre-effective amendment no. 1, file number 333-179571, filed with the Commission in May, 2012.
(g) (1) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Hanover Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179571, filed with the Commission on December 6, 2013.

(2) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Generali USA Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179571, filed with the Commission on December 6, 2013.

(3) Reinsurance Agreement between John Hancock Life Insurance Company of New York and RGA Reinsurance Company, incorporated by reference to post-effective amendment number 5, file number 333-179571, filed with the Commission on December 6, 2013.

(4) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Aurigen Reinsurance Company of America, incorporated by reference to post-effective amendment number 9, file number 333-17971, filed with the Commission on October 21, 2016.
(5) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Hanover Life Reassurance Company of America, file number 333-17971, incorporated by reference to post-effective amendment number 9, filed with the Commission on October 21, 2016.
(6) Reinsurance Agreement between John Hancock Life Insurance Company of New York and RGA Reinsurance Company, file number 333-17971, incorporated by reference to post-effective amendment number 9, filed with the Commission on October 21, 2016.
(h) (1) Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The

Manufacturers Life Insurance Company of New York) dated January 1, 2001, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated October 1, 1997, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(j) Not Applicable.
(k) Opinion and consent of counsel regarding the legality of the securities being registered, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 24, 2017.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies, incorporated by reference to pre-effective amendment number 1, file number, 333-33504 filed with the Commission on May 3, 2001.
(i) Powers of Attorney for Thomas Borshoff, Paul M. Connolly, Ruth Ann Fleming, James D. Gallagher, Marianne Harrison, Scott S. Hartz, Rex Schlaybaugh, Jr., John G. Vrysen, and Linda A. Davis Watters, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
Name and Principal Business Address	Position with Depositor
Marianne Harrison 601 Congress Street Boston, MA 02210	Chair, President & Chief Executive Officer
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer – US Investments

Name and Principal Business Address	Position with Depositor
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 197 Clarendon Street Boston, MA 02116	Director, Senior Vice President
John G. Vrysen 601 Congress Street Boston, MA 02210	Director
Linda A. Davis Watters 601 Congress Street Boston, MA 02210	Director, Vice President
Executive Vice Presidents
Andrew G. Arnott*
Christopher Paul Conkey**
Gregory Framke*
Gretchen Garrigues*
Peter Gordon*
Naveed Irshad*	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Senior Vice Presidents
Emanuel Alves*	General Counsel
John C.S. Anderson**
Michael Biagiotti†††
Nadine Chakar**
Kevin J. Cloherty*
Steven F. Dorval*
Barbara Goose*	Chief Marketing Officer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Lee Ann Murray**
James O’Brien†††
Sebastian Pariath*	Head of Operations and Chief Information Officer
Alan R. Seghezzi**
Martin Sheerin*	Chief Financial Officer
Curt Smith*
Anthony Teta**
Leo Zerilli*
Vice Presidents
Lynda Abend*
John Addeo**
Abigail M. Armstrong**
Sudi Arora**
Kevin Askew*****
William Ball†††
Jesse Bean**
Dwayne Bertrand**
Zahir Bhanji**	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block*
Robert Boyda**
Paul Boyne**
Ian Bodie*
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan*

Name and Principal Business Address	Position with Depositor
Daniel C. Budde**
Robert Burrow*
Jennifer Toone Campanella**
Thomas Carlisle**
Rick A. Carlson*
Patricia Rosch Carrington**
Bob Carroll**
Todd J. Cassler*
Ken K. Cha*
Brian Collins*
Paul M. Crowley**
Marcelle Dahar*
Kenneth D’Amato*
John J. Danello*
Linda A. Davis Watters*
Andreas Deutschmann†††
Robert Donahue****
Jeffrey Duckworth*
Melvyn D’Souza***	Treasury
Carolyn Flanagan*
Lauren Marx Fleming*
Philip J. Fontana*
Carl O. Fowler**
Scott Francolini*
Paul Gallagher*
Thomas C. Goggins**
Susan Ghalili**
Geoff Gittins***
Jeffrey N. Given*
Howard C. Greene**
Christopher Griswold*
Richard Harris***	Appointed Actuary
Ellie Harrison*	US Human Resources
John Hatch*
Michael Hession*
Kevin Hill*
James C. Hoodlet**
Steven Hutcheon*
Daniel S. Janis III**
Mitchell Karman*	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins**
Frank Knox*	CCO – Retail Funds/Separate Accounts
Hung Ko***	Vice President, Treasury
Diane R. Landers**
Scott Lively*
Jeffrey H. Long*
Jennifer Lundmark*
Patrick MacDonnell*
Nathaniel I. Margolis**
Christopher Maryanopolis†††
John B. Maynard*
Karen McCafferty*
Scott A. McFetridge**
Jonathan McGee**
Ann McNally*
Michael McNamara*

Name and Principal Business Address	Position with Depositor
Steven E. Medina**
Maureen Milet**	CCO – Investments
Scott Morin*
Camille Mucci**
Patrick M. Murphy*
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Christopher O’Keefe*
Jacques Ouimet**
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Wendell L. Perkins*
Charlie Philbrook*
David Plumb*
Tracey Polsgrove*
Jill Rebman***
William Shannon Reid*
George Revoir*
Charles A. Rizzo*
Robert William Rizzo*
Kerri Rogers*****
Susan Roberts*
Keri Rogers*
Ian Roke†††
Andrew D. Ross****
Ronald J. Rovner*
Devon Russell*
Lisa Anne Ryan†††
Frank Saeli**
Thomas Samoluk*
Emory W. Sanders*
Jeffrey R. Santerre**
Christopher L. Sechler*
Thomas Shea**
Gordon Shone*
Susan Simi**
Darren Smith*
Rob Stanley*
Paddy Subbaraman*
Wilfred Talbot*
Nathan Thooft**
Tony Todisco*****
Brian E. Torrisi**
Len van Greuning*
Simonetta Vendittelli*****	Controller
Peter de Vries***
Lisa Ann Welch**
Adam Wise**
R. Blake Witherington**
Henry Wong**
Laura Wooster**
Ross Zilber*
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****Principal Business Office is 380 Stuart Street, Boston, MA 02116
†††Principal Business is 200 Berkeley Street, Boston, MA 02116
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
On the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2017

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(5)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership(3) (Alberta)
Manulife Property Limited Partnership II (Ontario)(4)
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
(2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
(3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(4) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(5) 99% limited partnership interest is held by Manulife Property Limited Partnership II

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC and the following comprise the Board of Managers and Officers of John Hancock Distributors LLC.
Name	Title
James C. Hoodlet**	Director
George Revoir*	Director, President and Chief Executive Officer
Al Seghezzi**	Director
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan*	Secretary
Brian Collins*	Vice President, US Taxation
Jeffrey H. Long*	Chief Financial Officer and Financial Operations Principal
Christopher Walker***	Vice President, Investments
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock (at the same address), in its capacity as Registrant’s depositor, and John Hancock Life Insurance Company of New York (at the same address), in its capacities as Registrant’s investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this pre-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 24th day of April, 2018.
John Hancock Life Insurance Company of New York Separate Account B
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
(Depositor)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this pre-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 24th day of April, 2018.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer
* Marianne Harrison	Chair and Director
* Thomas Borshoff	Director
* Paul M. Connolly	Director
* Ruth Ann Fleming	Director
* James D. Gallagher	Director
* Scott S. Hartz	Director
* Rex E. Schlaybaugh, Jr.	Director
Brooks Tingle	Director
* John G. Vrysen	Director
* Linda A. Davis Watters	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney